UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Sealed Air Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sealed Air Corporation 200 Riverfront Boulevard Elmwood Park, NJ 07407-1033

April 11, 2014

Dear Fellow Stockholder:

It is my pleasure to invite you to attend the Annual Meeting of Stockholders of Sealed Air Corporation scheduled to be held on Thursday, May 22, 2014 at 10:00 a.m., Eastern Time, at the Hilton Woodcliff Lake, 200 Tice Boulevard, Woodcliff Lake, New Jersey 07677. Your Board of Directors and senior management look forward to greeting you at the meeting.

At this meeting, you will be asked to elect the entire Board of Directors of Sealed Air, to approve the new 2014 Omnibus Incentive Plan and to ratify the selection of KPMG LLP, an Independent Registered Public Accounting Firm, as our independent registered public accounting firm for 2014. In addition, you will be asked for an advisory vote to approve our executive compensation as disclosed in the proxy statement. These matters are important, and we urge you to vote in favor of the nominees, the new 2014 Omnibus Incentive Plan, our executive compensation and the ratification of the appointment of our independent auditor.

For your convenience, we are also offering a webcast of the meeting. If you choose to follow the meeting via webcast, go to http://ir.sealedair.com shortly before the meeting time and follow the instructions to join the event. We will also provide a replay of this meeting for your reference.

This year as in 2013 we are taking advantage of the Securities and Exchange Commission rule that allows us to furnish proxy materials to our stockholders over the Internet. This e-proxy process expedites stockholders’ receipt of proxy materials, lowers our costs and reduces the environmental impact of our Annual Meeting. Today, we sent to most of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2014 proxy statement and 2013 annual report and vote via the Internet. Other stockholders will receive a copy of the proxy statement and annual report by mail or e-mail.

Regardless of the number of shares of common stock you own, it is important that you vote your shares in person or by proxy. You will find the instructions for voting on the Notice of Internet Availability of Proxy Materials or proxy card. We appreciate your prompt cooperation.

On behalf of your Board of Directors, we thank you for your ongoing support.

Sincerely,

Jerome A. Peribere

President and

Chief Executive Officer

SEALED AIR CORPORATION

200 Riverfront Boulevard

Elmwood Park, New Jersey 07407-1033

PROXY STATEMENT

Dated April 11, 2014

For the 2014 Annual Meeting of Stockholders

General Information

We are furnishing this Proxy Statement and related proxy materials in connection with the solicitation by the Board of Directors of Sealed Air Corporation (“Sealed Air,” the “Company,” “we,” “us” or “our”), a Delaware corporation, of proxies to be voted at our 2014 Annual Meeting of Stockholders and at any adjournments. We are providing these materials to the holders of Sealed Air common stock, par value $0.10 per share. We are first making available or mailing the materials on or about April 11, 2014 to stockholders of record at the close of business on March 24, 2014.

The Annual Meeting is scheduled to be held:

Date:	Thursday, May 22, 2014
Time:	10:00 a.m., Eastern Time
Place:	Hilton Woodcliff Lake 200 Tice Boulevard Woodcliff Lake, New Jersey 07677

Your vote is important. Please see the detailed information that follows.

2014 Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Stockholders

Time and Date	10:00 a.m. (ET) May 22, 2014
Place	Hilton Woodcliff Lake
200 Tice Boulevard
Woodcliff Lake, New Jersey 07677
Record Date	March 24, 2014
Voting

Stockholders of record of Sealed Air common stock at the close of business on March 24, 2014, the record date, will be entitled to vote at the Annual Meeting. Each outstanding share is entitled to one vote.

Annual Meeting Agenda

Board Vote Recommendation
Election of Directors (Proposals 1-10)	FOR each Director Nominee
Approval of the 2014 Omnibus Incentive Plan	FOR
Advisory Vote to Approve our Executive Compensation	FOR
Ratification of Auditors	FOR

How to Cast Your Vote

You can vote by any of the following methods:

•	Internet (http://www.proxyvote.com for “street name” holders and www.investorvote.com/SEE for registered holders) until May 21, 2014;

•	Telephone (1-800-454-8683 for “street name” holders and 800-652-8683 for registered holders) until May 21, 2014;
•	Completing, signing and returning your proxy or voting instruction card before May 21, 2014; or
•

In person, at the annual meeting: If you are a stockholder of record, your admission ticket is attached to your proxy card. If your shares are held in the name of a broker, nominee or other intermediary, you must bring proof of ownership with you to the meeting.

Governance of the Company

•	Corporate Governance Guidelines

•	Independence of Directors

•	Code of Conduct

•	Board Oversight of Risk

•	Communicating with Directors

•	Board Leadership Structure
•	Board of Directors Overview

•	Audit Committee

•	Nominating and Corporate Governance Committee

•	Organization and Compensation Committee

•	Compensation Committee Interlocks and Insider Participation

PROXY SUMMARY

Director Nominees

Independent
		Director since		Experience/ Qualifications	(Yes/No)
Name	Age		Occupation		Yes	No	Committee Memberships	Other Company Boards
Hank Brown	74	1997	Senior Counsel at	— Leadership	X		— Audit (Chair)	— Sensient Technologies
			Brownstein Hyatt	— Industry			— Nominating and Corporate	Corporation
			Farber Schreck	— Government			Governance
Michael Chu	65	2002	Managing Director	— Leadership	X		— Audit	— Arcos Dorados
			of IGNIA Fund and	— Global			— Organization and
			Senior Lecturer	— Finance			Compensation
at Harvard
Business School
Lawrence R. Codey	69	1993	Retired President	— Leadership	X		— Chairman of the Board	— Horizon Blue Cross Blue
			and COO of PSE&G	— Government				Shield of New Jersey
				— Finance				— New Jersey Resources
Corporation
— United Water Resources
Patrick Duff	55	2010	General Partner of	— Leadership	X		— Audit
			Dunham Partners, LLC	— Finance			— Nominating and Corporate
				— Education			Governance (Chair)
Jacqueline B. Kosecoff	64	2005	Managing Partner of	— Leadership	X		— Nominating and Corporate	— athenahealth, Inc.
			Moriah Partners, LLC	— Industry			Governance	— CareFusion Corporation
				— Global			— Organization and	— STERIS Corporation
Compensation

Kenneth P. Manning	72	2002	Chairman	— Leadership	X		— Audit	— Sensient Technologies
			of Sensient	— Industry			— Nominating and Corporate	Corporation
			Technologies	— Global			Governance
Corporation
William J. Marino	70	2002	Retired Chairman,	— Leadership	X		— Organization and	— Sun Bancorp
			President and CEO	— Industry			Compensation (Chair)
			of Horizon Blue	— Governance
Cross Blue Shield of
New Jersey
Jerome A. Peribere	59	2012	President and	— Leadership		X		— Xylem Inc.
			CEO of Sealed	— Global
			Air Corporation	— Industry
Richard L. Wambold	62	2012	Retired CEO of	— Leadership	X		— Organization and	— Precision Castparts
			Reynolds/Pactiv	— Industry			Compensation	Corp.
			Food Service and	— Global				— Cooper Tire & Rubber
			Consumer Products					Company
Jerry R. Whitaker	63	2012	Retired President of	— Leadership	X		— Nominating and Corporate	— Crescent Electric
			Electrical Sector-	— Global			Governance	Corporation
			Americas, Eaton	— Industry				— Matthews International
			Corporation					Corporation

2013 Review

(For more detail please see 2013 Annual Report)

The year 2013 was a transformative one for Sealed Air. Jerome A. Peribere assumed the role of Chief Executive Officer in March 2013, following the retirement of William V. Hickey. The Company rebranded and introduced a new logo, renamed its three divisions (Food Care, Product Care and Diversey Care), and reorganized Diversey Care. The Company focused on its strategic direction of driving profitable growth and improving the quality of earnings. In 2013, our financial results demonstrated significant improvement compared to 2012 in terms of sales, profitability and cash flow from operations. The Company’s focus on a more favorable product mix, margin expansion and working capital improvements were key drivers to these performance improvements.

Our named executive officers for 2013 were Jerome A. Peribere, Carol P. Lowe, Karl R. Deily, Ilham Kadri, Yagmur Sagnak, William V. Hickey and Jean-Marie Deméautis. Messrs. Hickey and Deméautis terminated their employment with the Company in May and August 2013, respectively. Throughout this Proxy Statement, these individuals are referred to as the “named executive officers” or “executive officers.”

PROXY SUMMARY

Compensation Philosophy and Objectives

Our executive compensation philosophy is to provide compensation in the forms and at levels that will permit us to retain and motivate our existing executives and to attract new executives with the skills and attributes that we need. The compensation program is intended to provide appropriate and balanced incentives toward achieving our annual and long-term strategic objectives, to support a performance-oriented environment based on the attainment of goals and objectives intended to benefit us and our stockholders, and to create an alignment of interests between our executives and our stockholders. The compensation program is designed to place a greater weight on rewarding the achievement of longer term objectives and financial performance of the Company.

The Compensation Committee is responsible for establishing and implementing our executive compensation philosophy and for ensuring that the total compensation paid to our executive officers and other executives is fair and competitive and motivates high performance.

Key Features of Executive Compensation Program

The Compensation Committee believes that our executive compensation program follows best practices aligned to long-term stockholder interests, summarized below:

What We Do	What We Don’t Do

✓     Provide a majority of compensation in performance-based compensation

✓     Pay for performance based on measurable goals for both annual and long-term awards

✓     Balanced mix of awards tied to annual and long-term performance

✓     Stock ownership and retention policy

✓     Compensation recoupment (clawback) policy

✓     Receive advice from independent compensation consultant

×   No supplemental executive retirement plans for named executive officers

×   No change in control excise tax gross-ups

×   No excessive perquisites or severance benefits

×   No single-trigger vesting of equity compensation upon a change in control

ELEMENTS OF EXECUTIVE COMPENSATION

Compensation Element	Description
Base Salary	—Fixed cash compensation
Annual Incentive Compensation	—Annual cash award based on percentage of base salary
—Officer may elect to receive portion in restricted stock with a 25% premium
Long-Term Incentives	—Performance share units
—Occasional restricted stock award
Retirement Plans	—Profit Sharing Plan
—Defined Contribution Plan
Post-Employment Benefits	—Severance
Other Benefits	—Health care and life insurance programs
—Limited perquisites

PROXY SUMMARY

2013 Executive Total Compensation Mix

Director and Executive Compensation

2013 DIRECTOR COMPENSATION TABLE

Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Hank Brown	$107,500	$90,016	$2,000	$199,516
Michael Chu	95,000	90,016	0	185,016
Lawrence R. Codey	110,000	90,016	4,000	204,016
Patrick Duff	17,500	165,009	0	182,509
William V. Hickey	75,000	90,016	0	165,016
Jacqueline B. Kosecoff	92,500	90,016	2,000	184,516
Kenneth P. Manning	92,500	90,016	0	182,516
William J. Marino	28,750	165,009	0	193,759
Richard L. Wambold	10,000	165,009	0	175,009
Jerry R. Whitaker	82,500	90,016	0	172,516

PROXY SUMMARY

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jerome A. Peribere	2013	1,016,667	0	6,158,787	900,000	0	226,383	8,301,837
President and Chief Executive Officer	2012	316,667	0	4,257,695	1,045,000	0	123,832	5,743,194
Carol P. Lowe	2013	540,313	0	908,602	449,507	0	24,481	1,922,903
Senior Vice President and Chief Financial Officer	2012	284,375	250,000	633,360	315,000	0	69,816	1,552,551
Karl R. Deily	2013	410,000	0	724,591	357,268	0	25,974	1,517,833
Vice President	2012	395,833	0	665,353	131,757	0	28,502	1,221,445
	2011	372,500	0	681,274	31,250	0	32,702	1,117,726
Ilham Kadri	2013	466,567	0	734,203	355,597	0	198,458	1,754,825
Vice President
Yagmur I. Sagnak	2013	508,647	0	976,077	0	0	533,434	2,018,158
Vice President	2012	428,666	0	1,123,226	0	0	619,350	2,171,242
William V. Hickey	2013	157,292	0	2,871,087	0	0	87,155	3,115,534
Former Chairman and Chief Executive Officer	2012	195,833	0	5,400,000	0	0	20,200	5,616,033
	2011	675,000	0	4,993,758	0	0	46,141	5,714,900
Jean-Marie Deméautis	2013	263,303	0	576,764	86,707	0	1,549,444	2,476,218
Former Vice President

Approval of the 2014 Omnibus Incentive Plan

We are asking for stockholder approval of the 2014 Omnibus Incentive Plan.

Advisory Vote to Approve Our Executive Compensation

We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules, which disclosures include the disclosures under “Executive Compensation — Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables.

Auditors

The Audit Committee has approved the retention of KPMG LLP, an Independent Registered Public Accounting Firm, as the independent auditor of Sealed Air to examine and report on the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting for the fiscal year ending December 31, 2014, subject to ratification of the retention by the stockholders at the Annual Meeting.

Notice of Annual Meeting of Stockholders

of

Sealed Air Corporation

We will hold the Annual Meeting of Stockholders of Sealed Air Corporation, a Delaware corporation, on May 22, 2014 at 10:00 a.m., Eastern Time, at the Hilton Woodcliff Lake, 200 Tice Boulevard, Woodcliff Lake, New Jersey 07677. The purposes for the Annual Meeting are to elect Sealed Air’s entire Board of Directors, to approve the 2014 Omnibus Incentive Plan, to provide for an advisory vote of the stockholders to approve our executive compensation as disclosed in the attached proxy statement, to ratify the appointment of the independent auditor of Sealed Air, and to transact such other business as may properly come before the meeting. The individual proposals are:

1.	Election of Hank Brown as a Director.

2.	Election of Michael Chu as a Director.

3.	Election of Lawrence R. Codey as a Director.

4.	Election of Patrick Duff as a Director.

5.	Election of Jacqueline B. Kosecoff as a Director.

6.	Election of Kenneth P. Manning as a Director.

7.	Election of William J. Marino as a Director.

8.	Election of Jerome A. Peribere as a Director.

9.	Election of Richard L. Wambold as a Director.

10.	Election of Jerry R. Whitaker as a Director.

11.	Approval of the 2014 Omnibus Incentive Plan.

12.	Advisory vote to approve our executive compensation as disclosed in the proxy statement.

13.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2014.

14.	In accordance with the Proxy Committee’s discretion, such other matters as may properly come before the meeting.

The Board of Directors has fixed the close of business on March 24, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

We have sent or made available a copy of our 2013 Annual Report to Stockholders to all stockholders of record. Additional copies are available upon request.

We invite you to attend the meeting so that management may discuss business trends with you, listen to your suggestions, and answer any questions that you may have. Because it is important that as many stockholders as possible be represented at the meeting, please review the proxy statement promptly and carefully and then vote. You may vote by following the instructions for voting set forth on the Notice of Internet Availability of Proxy Materials or on your proxy card, or if you receive a paper copy of the proxy card by mail, you may complete and return the proxy card in the accompanying postage-paid, addressed envelope. If you attend the meeting, you may vote your shares personally even though you have previously voted by proxy.

The only voting securities of the Company are the outstanding shares of its common stock, par value $0.10 per share. The Company will keep a list of the stockholders of record at its principal office at 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407-1033 for a period of ten days prior to the Annual Meeting.

On behalf of the Board of Directors,

NORMAN D. FINCH JR.

Vice President, General Counsel and Secretary

Elmwood Park, New Jersey

April 11, 2014

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be held on May 22, 2014

Please note that the Company’s Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2013 Annual Report are available at:

http://proxyreport.sealedair.com

Page
Other Matters	79
Sealed Air Corporation Standards for Director Independence	Annex A
Policy and Procedure for Stockholder Nominations to the Board	Annex B
Qualifications for Nomination to the Board	Annex C
2014 Omnibus Incentive Plan	Annex D
Directions to the Annual Meeting of Stockholders	Back Cover

Questions and Answers about the Annual Meeting

Q:	Why am I receiving these materials?

A:	We are providing these proxy materials to you in connection with our Annual Meeting of Stockholders, which will take place on May 22, 2014. These materials were first made available on the Internet or mailed to shareholders on or about April 11, 2014. You are invited to attend the Annual Meeting and requested to vote on the proposals described in this Proxy Statement.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:	In accordance with rules and regulations adopted by the Securities and Exchange Commission, or SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we may furnish proxy materials, including this Proxy Statement and our 2013 Annual Report to Stockholders, by providing access to such documents via the Internet. This e-proxy process expedites stockholders’ receipt of proxy materials, lowers our costs and reduces the environmental impact of our Annual Meeting.

Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, we have mailed a Notice of Internet Availability of Proxy Materials that will tell you how to access and review all of the proxy materials on the Internet. The notice also tells you how to vote on the Internet. If you would like to receive a paper or e-mail copy of our proxy materials, you should follow the instructions for requesting such materials in the notice.

Q:	What is included in these materials?

A:	These materials include:

Our Proxy Statement for the Annual Meeting; and

Our 2013 Annual Report to Stockholders, which includes our audited consolidated financial statements.

If you requested or receive printed versions of these materials by mail, these materials also include the proxy card for the Annual Meeting.

Q:	What are the stockholders voting on?

A:	• Election of the entire Board of Directors

The ten nominees are:

•	Hank Brown
•	Michael Chu
•	Lawrence R. Codey
•	Patrick Duff
•	Jacqueline B. Kosecoff
•	Kenneth P. Manning
•	William J. Marino
•	Jerome A. Peribere
•	Richard L. Wambold
•	Jerry R. Whitaker
•	Approval of the 2014 Omnibus Incentive Stock Plan
•	Advisory vote to approve our executive compensation
•	Ratification of KPMG LLP as our independent registered public accounting firm for 2014

Q:	Who can vote?

A:	Stockholders of record of Sealed Air common stock at the close of business on March 24, 2014, the record date, will be entitled to vote at the Annual Meeting. Each outstanding share is entitled to one vote.

Q:	What is a stockholder of record?

A:

A stockholder of record is a stockholder whose ownership of Sealed Air stock is reflected directly on the books and records of our transfer agent, Computershare. If you hold stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in “street name” and are not a stockholder of record. For shares held in street name, the stockholder of record is your bank, broker or similar organization. As described below, if you are not a stockholder of record, you will not be able to vote your shares in person at the Annual Meeting unless you have a proxy from the stockholder of record authorizing you to vote your shares.

Q:	How do I vote my shares?

A:	Stockholders of record may vote via the Internet or, if you received a paper proxy card, by mail. Also, the proxy card contains a toll free telephone number that you may use to vote. If you received a paper proxy card and choose to vote by mail, we have provided a postage-paid return envelope. For your information, voting via the Internet is the least expensive to the Company, followed by telephone voting, with voting by mail being the most expensive. Also, you may help us to save the expense of a second mailing if you vote promptly.

Beneficial owners of shares held in “street name” may vote by following the voting instructions provided to you by your bank or broker or other nominee.

You may also vote in person at the Annual Meeting as described below.

Q:	How do I vote via the Internet?

A:	Stockholders of record may vote via the Internet as instructed on the Notice of Internet Availability of Proxy Materials or proxy card. We provide voting instructions on the web site for you to follow. Internet voting is available 24 hours a day. You will be given the opportunity to confirm that your instructions have been recorded properly. If you vote via the Internet, you do not need to return a proxy card. Please see the notice or proxy card for Internet voting instructions.

Q:	How do I vote by telephone?

A:	Stockholders of record who receive a proxy card may vote by calling the toll-free number listed on the proxy card and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been recorded properly. If you vote by telephone, you do not need to return a proxy card. Please see the proxy card for telephone voting instructions.

Q:	How do I vote by mail?

A:	If you have received a paper proxy card and choose to vote by mail, simply mark your proxy card, sign and date it, and return it in the postage-paid envelope provided.

Q:	Can I access the Annual Meeting materials via the Internet?

A:	The Company’s Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2013 Annual Report are available at:

http://proxyreport.sealedair.com

Q:	May I change my vote? May I revoke my proxy?

A:	If you are a stockholder of record, whatever method you use to vote, you may later change or revoke your proxy at any time before it is exercised by:

•	voting via the Internet or telephone at a later time;

•	submitting a properly signed proxy card with a later date; or

•	voting in person at the Annual Meeting.

Q:	Can I vote at the Annual Meeting?

A:

The method by which you vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. Any stockholder of record may vote in person at the Annual Meeting whether or not he or she has previously voted. If your shares are held in “street name,” you must obtain a written proxy, executed in your favor, from the record holder to be able to vote at the meeting. If you hold shares through our Profit-Sharing Plan or our 401(k) Thrift Plan, you cannot vote those shares in person at the Annual Meeting; see the question and answer below.

Q:	What is the deadline for voting my shares if I do not intend to vote in person at the Annual Meeting?

A:	If you are a stockholder of record and do not intend to vote in person at the Annual Meeting, you may vote by Internet or by telephone until 11:59 p.m., E.D.T., on May 21, 2014. If you are a beneficial owner of shares held through a bank or brokerage firm, please follow the voting instructions provided by your bank or brokerage firm.

If you hold shares of the Company through Sealed Air’s Profit-Sharing Plan or Sealed Air’s 401(k) Thrift Plan, please refer to the next question.

Q:	How do I vote if I participate in Sealed Air’s Profit-Sharing Plan or 401(k) Thrift Plan?

A:	For each participant in Sealed Air’s Profit-Sharing Plan, the proxy also serves as a voting instruction card permitting the participant to provide voting instructions to Fidelity Management Trust Company (“Fidelity”), trustee for the Profit-Sharing Plan, for the shares of common stock allocated to the participant’s account in the plan. For each participant in Sealed Air’s 401(k) Thrift Plan, the proxy also serves as a voting instruction card permitting the participant to provide voting instructions to Fidelity, which also acts as trustee for the 401(k) Thrift Plan, for the shares of common stock allocated to the participant’s account in the plan. Internet voting is available to plan participants. Fidelity will vote the allocated shares in each plan as directed by each participant who provides voting instructions to it before 11:59 p.m. (Eastern Time) on May 19, 2014. The terms of each plan provide that Fidelity will vote shares allocated to the accounts of participants who do not provide timely voting instructions in the same proportion as shares it votes on behalf of participants who do provide timely voting instructions.

Q:	What if my broker holds shares in street name for me?

A:	Under the rules of the New York Stock Exchange, Inc., or “NYSE,” brokers who hold shares in street name for customers have the authority to vote on specified items when they have not received instructions from their customers who are the beneficial owners of the shares. We understand that, unless instructed to the contrary by the beneficial owners of shares held in street name, brokers may exercise this authority to vote on the ratification of the appointment of the independent auditor of Sealed Air. For the purpose of determining a quorum, we will treat as present at the meeting any proxies that are voted on any matter to be acted upon by the stockholders, including abstentions or any proxies containing broker non-votes.

Q:	What happens if I do not give specific voting instructions?

A:	If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.” The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of the independent auditor.

Q:	What if other matters are presented at the Annual Meeting?

A:	If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the proxy will have the discretion to vote on those matters for you. We do not know of any other matters to be presented for consideration at the Annual Meeting.

Vote Required for Election or Approval

Introduction

Sealed Air’s only voting securities are the outstanding shares of our common stock. As of the close of business on March 24, 2014, 215,246,674 shares of common stock were outstanding, each of which is entitled to one vote at the Annual Meeting. Only holders of record of common stock at the close of business on March 24, 2014, the record date, will be entitled to notice of and to vote at the Annual Meeting. A majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote on any matters to be considered at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. For the purpose of determining a quorum, we will treat as present at the meeting any proxies that are voted on any matter to be acted upon by the stockholders, as well as abstentions or any proxies containing broker non-votes.

Election of Directors: Majority Vote Requirement

Each director will be elected by a vote of the majority of the votes cast with respect to that director, where a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” the director. We will not count shares voted to “abstain” for the purpose of determining whether a director is elected. Under the Company’s Certificate of Incorporation, its Bylaws and the Delaware General Corporation Law, a director holds office until a successor is elected and qualified or until his or her earlier resignation or removal. If any of the nominees that is currently in office is not elected at the Annual Meeting, then the Bylaws provide that the director shall offer to resign from our Board of Directors. The Nominating and Corporate Governance Committee will make a recommendation to our Board whether to accept or reject the resignation, or whether other action should be taken. Our Board will consider and act on the recommendation of the Nominating and Corporate Governance Committee and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who offers his or her resignation will not participate in the decision of the Nominating and Corporate Governance Committee or of the Board of Directors. If the Board of Directors accepts such resignation, then the Board can fill the vacancy resulting from that resignation or can reduce the number of directors that constitutes the entire Board of Directors so that no vacancy exists.

Approval of the 2014 Omnibus Incentive Plan

The 2014 Omnibus Incentive Plan must be approved by the affirmative vote of the holders of a majority of the shares of common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal since shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Broker non-votes will have no effect on the outcome of this proposal since such shares will not be deemed entitled to vote.

Advisory Vote to Approve Our Executive Compensation

The advisory vote to approve our executive compensation must be approved by the affirmative vote of the holders of a majority of the shares of common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal since shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Broker non-votes will have no effect on the outcome of this proposal since such shares will not be deemed entitled to vote.

Ratification of KPMG LLP as Our Independent Registered Public Accounting firm for 2014

The ratification of KPMG LLP as our independent registered public accounting firm for 2014 must be approved by the affirmative vote of the holders of a majority of the shares of common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions will be deemed present and, therefore, will count as votes against this proposal. Because this proposal is of a routine matter, there will not be any broker non-votes on this proposal.

Other Matters

Any other matters considered at the Annual Meeting must be approved by the affirmative vote of the holders of a majority of the shares of common stock entitled to vote and present in person or represented by proxy at the Annual Meeting.

Corporate Governance

Corporate Governance Guidelines

The Board has adopted and operates under Corporate Governance Guidelines that reflect our current governance practices in accordance with applicable statutory and regulatory requirements, including those of the Securities and Exchange Commission (“SEC”) and the NYSE. The Corporate Governance Guidelines are available on our web site at www.sealedair.com.

Independence of Directors

Under the Corporate Governance Guidelines and the requirements of the NYSE, the Board must consist of a majority of independent directors. The Board annually reviews the independence of all non-employee directors. The Board has established categorical standards consistent with the corporate governance standards of the NYSE to assist it in making determinations of the independence of Board members. We have attached a copy of our current director independence standards to this Proxy Statement as Annex A and also posted a copy on our web site at www.sealedair.com. These categorical standards require that, to be independent, a director may not have a material relationship with the Company. Even if a director meets all categorical standards for independence, the Board reviews other relationships with the Company in order to conclude that each independent director has no material relationship with the Company either directly or indirectly.

The Board has determined that the following directors are independent: Hank Brown, Michael Chu, Lawrence R. Codey, Patrick Duff, Jacqueline B. Kosecoff, Kenneth P. Manning, William J. Marino, Richard L. Wambold and Jerry R. Whitaker. In evaluating the independence of the non-employee directors, the Board considered the following transactions, relationships or arrangements:

•

Dr. Kosecoff was previously an employee of UnitedHealth Group. In 2013, Sealed Air Corporation and all of its subsidiaries paid approximately $818,304 to UnitedHealth Group for employee health services. The fees paid to UnitedHealth Group during 2013 have been substantially less than 2% of UnitedHealth Group’s consolidated gross revenues. Although these transactions do not impact the determination of Dr. Kosecoff’s independence, they are subject to the Related-Person Transaction Policy and Procedures.

•

Mr. Manning is the Chairman and a director of Sensient Technologies Corporation. In 2013, Sealed Air Corporation and all of its subsidiaries paid approximately $167,947 to Sensient and its affiliates for colors and other products. Sealed Air sold Sensient and its affiliates products in an amount totaling approximately $137,273 for goods and services during 2013. These relationships are expected to continue at approximately the same levels during 2014. The fees paid to Sensient during each year have been substantially less than 2% of Sensient’s consolidated gross revenues.

Code of Conduct

For many years, we have had a Code of Conduct applicable to the Company and its subsidiaries. The Code of Conduct applies to all of our employees and to our officers and directors. We also have a supplemental Code of Ethics for Senior Financial Executives that applies to our Chief Executive Officer, Chief Financial Officer, Controller, Treasurer, and all other employees performing similar functions. We have posted the texts of the Code of Conduct and the Code of Ethics for Senior Financial Executives on our web site at www.sealedair.com. We will post any amendments to the Code of Conduct and the Code of Ethics for Senior Financial Executives on our web site. In accordance with the requirements of the SEC and the NYSE, we will also post waivers applicable to any of our officers or directors from provisions of the Code of Conduct or the Code of Ethics for Senior Financial Executives on our web site. We have not granted any such waivers.

Board Oversight of Risk

The Board is actively involved in oversight of risks that could affect the Company. While the Audit Committee oversees our major financial risk exposures and the steps we have taken to monitor and control such exposures, and the Organization and Compensation Committee considers the potential of our executive compensation programs to raise material risks to the Company, the Board as a whole is responsible for oversight of our risk management processes and our enterprise risk management program.

Communicating with Directors

Stockholders and other interested parties may communicate directly with the non-management directors of the Board by writing to Non-Management Directors, c/o Corporate Secretary, at Sealed Air Corporation, 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407-1033, or by sending an email to directors@sealedair.com. In either case, the Chairman of our Board will receive all correspondence and will communicate with the other directors about the correspondence. We have posted information on how to communicate with the non-management directors on our web site at www.sealedair.com.

Board Leadership Structure

Mr. Codey was elected as the Chairman of the Board of Directors in May 2013. The Chairman presides at meetings of the Board of Directors at which he is present and leads the Board of Directors in fulfilling its responsibilities as specified in the Bylaws. The Chairman has the right to call special and emergency meetings. The Chairman shall serve as the liaison for interested parties who request direct communications with the Board of Directors.

Notwithstanding the appointment of a Chairman, the Board considers all of its members responsible and accountable for oversight and guidance of its activities. All directors have the opportunity to request items to be included on the agendas of upcoming meetings.

The Board of Directors believes having an independent chair is beneficial in that it ensures that management is subject to independent and objective oversight and the independent directors have an active voice in the governance of the Company. The leadership structure is reviewed annually as part of the Board’s self-assessment process, and changes may be made in the future to reflect the Board’s composition as well as our needs and circumstances.

Board of Directors Overview

Under the Delaware General Corporation Law and the Company’s Bylaws, our business and affairs are managed by or under the direction of the Board of Directors, which delegates some of its responsibilities to its Committees and to management.

The Board of Directors generally holds seven regular meetings per year and meets on other occasions when circumstances require. Directors spend additional time preparing for Board and Committee meetings, and we may call upon directors for advice between meetings. Also, we encourage our directors to attend director education programs.

The Corporate Governance Guidelines adopted by the Board provide that the Board will meet regularly in executive session without management in attendance. The Chairman of the Board presides at each executive session. The Chairman’s designee or the chair of the Nominating and Corporate Governance Committee serves as the presiding director if the Chairman of the Board is unable to serve.

Under the Corporate Governance Guidelines, we expect directors to regularly attend meetings of the Board and of all Committees on which they serve and to review the materials sent to them in advance of those meetings. We expect nominees for election at each annual meeting of stockholders to attend the Annual Meeting. All of the nominees for election at the Annual Meeting this year currently serve as directors of the Company and attended the 2013 Annual Meeting.

During 2013, the Board of Directors held ten meetings, excluding actions by unanimous written consent, and held five executive sessions with only non-employee directors in attendance, two of which were attended by only independent directors. Each current member of the Board of Directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and of the Committees of the Board on which the director served during 2013.

The Board of Directors maintains an Audit Committee, a Nominating and Corporate Governance Committee, and an Organization and Compensation Committee. The members of these Committees consist only of independent directors. The Board of Directors has adopted charters for each of the Committees, which are reviewed annually by each Committee and the Board of Directors. The Committee charters are available on our web site at www.sealedair.com.

Audit Committee

The principal responsibility of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities for monitoring and overseeing:

•	our internal control system, including information technology security and control;

•	our public reporting processes;

•	the performance of our internal audit function;

•	the annual independent audit of our consolidated financial statements;

•	the integrity of our consolidated financial statements;

•	our legal and regulatory compliance; and

•	the retention, performance, qualifications, rotation of personnel and independence of our independent auditor.

Our independent auditor is ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select, evaluate, approve terms of retention and compensation of, and, where appropriate, replace the independent auditor, subject to ratification of the selection of the independent auditor by our stockholders at the Annual Meeting.

The current members of the Audit Committee are Mr. Brown, who serves as chair, and Messrs. Chu, Duff and Manning, as well as Mr. Codey who serves ex officio. Our Board of Directors has determined that each current member of the Audit Committee is independent, as defined in the listing standards of the NYSE, is financially literate, and is an audit committee financial expert in accordance with the standards of the SEC. No director is eligible to serve on the Audit Committee if that director simultaneously serves on the audit committees of three or more other public companies. The Audit Committee held twelve meetings in 2013, excluding actions by unanimous written consent. During 2013, the Audit Committee met privately with representatives of the independent auditor of Sealed Air, KPMG LLP, on four occasions, met privately with the Company’s head of Internal Audit on four occasions, met privately with the Company’s management on four occasions, and held one executive session with only non-employee directors in attendance.

Nominating and Corporate Governance Committee

The principal responsibilities of the Nominating and Corporate Governance Committee are to:

•

identify individuals qualified to become Board members, consistent with criteria approved by the Board, and recommend to the Board director nominees for the next annual meeting of stockholders and director nominees to fill vacancies or newly-created directorships at other times;

•	provide oversight of the corporate governance affairs of the Board and the Company, including developing and recommending to the Board the Corporate Governance Guidelines;

•	assist the Board in evaluating the Board and its Committees; and

•	recommend to the Board the compensation of non-management directors.

The current members of the Nominating and Corporate Governance Committee are Mr. Duff, who serves as chair, and Messrs. Brown, Manning and Whitaker and Dr. Kosecoff, as well as Mr. Codey who serves ex officio. Our Board of Directors has determined that each current member of the Nominating and Corporate Governance Committee is independent, as defined in the listing standards of the NYSE. The Nominating and Corporate Governance Committee held four meetings in 2013, excluding actions by unanimous written consent. During 2013, the Nominating and Corporate Governance Committee met in private session on two occasions.

The Nominating and Corporate Governance Committee has the sole authority to retain and terminate any consulting or search firm to be used to identify director candidates or assist in evaluating director compensation and to approve the fees payable to any such firm. Starting in late 2010, the Nominating and Governance Committee has engaged Frederic W. Cook & Co., Inc. (“Cook & Co.”) to advise the Nominating and Corporate Governance Committee on director compensation. Cook & Co. also advises the Organization and Compensation Committee regarding executive compensation.

The Nominating and Corporate Governance Committee will consider director nominees recommended by our stockholders in accordance with a policy adopted by the Committee. Recommendations should be submitted to the Secretary of the Company in writing at Sealed Air Corporation, 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407-1033, along with additional required information about the nominee and the stockholder making the recommendation. A copy of the policy is attached to this Proxy Statement as Annex B and posted on our web site at www.sealedair.com. Information on qualifications for nominations to the Board and procedures for stockholder nominations to the Board is included below under “Director Qualifications” and “Identifying and Evaluating Nominees for Directors.”

Organization and Compensation Committee

The principal responsibilities of the Organization and Compensation Committee, which we refer to as the Compensation Committee, are to assist the Board in fulfilling its responsibilities relating to:

•	compensation of the executive officers;

•	stockholder review and action regarding executive compensation matters;

•	performance of our Chief Executive Officer and management;

•	succession planning; and

•	Company-sponsored incentive compensation plans, equity-based plans and tax-qualified retirement plans.

The current members of the Compensation Committee are Mr. Marino, who serves as chair, Messrs. Chu and Wambold and Dr. Kosecoff, as well as Mr. Codey who serves ex officio. Our Board of Directors has determined that each current member of the Compensation Committee is independent, as defined in the listing standards of the NYSE. The Compensation Committee held ten meetings in 2013, excluding actions by unanimous written consent. During 2013, the Compensation Committee met in private session with other non-employee directors on two occasions.

The Compensation Committee oversees and provides strategic direction to management with respect to our executive compensation plans and programs. The Compensation Committee reviews our Chief Executive Officer’s performance and compensation with the other non-employee directors. Based on that review, the Compensation Committee evaluates the performance of our Chief Executive Officer, reviews the Compensation Committee’s evaluation with him, and makes all compensation decisions for our Chief Executive Officer. The Compensation Committee also reviews and approves the compensation of the other executive officers. The Compensation Committee makes most decisions regarding changes in salaries and bonuses during the first quarter of the year based on Company, division or function and individual performance during the prior year, as well as reviewing relevant commercially available survey data of peer group companies and companies of comparable size.

The Compensation Committee has the sole authority to retain, oversee and terminate any compensation consultant to be used to assist in the evaluation of executive compensation and to approve the consultant’s fees and retention terms. As noted below, since November 2006, the Compensation Committee has retained Cook & Co. as its executive compensation consultant. Cook & Co. also advises the Nominating and Corporate Governance Committee regarding director compensation but does not provide any other services to the Company. The Company pays Cook & Co.’s fees. Additional information on the executive compensation services performed in 2013 by Cook & Co. is included in “Compensation Discussion and Analysis—Role of Committee Consultant” below.

Compensation Committee Interlocks and Insider Participation

During 2013, Messrs. Chu, Marino and Wambold and Dr. Kosecoff served as members of the Compensation Committee. None of the members of the Compensation Committee has been an officer or employee of the Company or any of its subsidiaries. See “Corporate Governance—Independence of Directors” above for a description of transactions, relationships or arrangements concerning Dr. Kosecoff.

Certain Relationships and Related Person Transactions

Under the Audit Committee charter, the Audit Committee has the responsibility to review and, if appropriate, approve conflicts of interest or potential conflicts of interest involving our senior financial executives and to act, or recommend Board action, on any other violations or potential violations of our Code of Conduct by executive officers. Under our Code of Conduct, the Board reviews any relationships or transactions that might constitute a conflict of interest for a director.

In 2007, the Board adopted its Related-Person Transactions Policy and Procedures. The current Related-Person Policy is in writing and is posted on the Company’s web site at www.sealedair.com. The Related-Person Policy provides for the review of all relationships and transactions in which the Company and any of its executive officers, directors and five-percent stockholders or their immediate family members are participants to determine whether to approve or ratify such relationships or transactions, as well as whether such relationships or transactions might affect a director’s independence or must be disclosed in our proxy statement. All such transactions or relationships are covered if the aggregate amount may exceed $120,000 in a calendar year and the person involved has a direct or indirect interest other than solely as a director or a less than 10 percent beneficial ownership interest in another entity. The Related-Person Policy includes a list of pre-approved relationships and transactions. Determinations whether to approve or ratify any other relationship or transaction are based on the terms of the transaction, the importance of the relationship or transaction to the Company, whether the relationship or transaction could impair the independence of a non-employee director, or whether the relationship or transaction would present an improper conflict of interest for any director or executive officer of the Company, among other factors. Information on relationships and transactions is requested in connection with annual questionnaires completed by each of our executive officers and directors.

The Nominating and Corporate Governance Committee has the responsibility to review and, if appropriate, approve or ratify all relationships and transactions covered under the Related-Person Policy, although the Board has delegated to the chair of the Nominating and Corporate Governance Committee and to the Chief Executive Officer of the Company the authority to approve or ratify specified transactions. For potential conflicts of interest involving an executive officer, the chair of the Nominating and Corporate Governance Committee and the chair of the Audit Committee can agree that only one of those Committees will address the matter. No director can participate in any discussion or approval of a relationship or transaction involving himself or herself (or one of his or her immediate family members).

Other than transactions that are considered pre-approved under the Related-Person Policy, the transactions described above under “Corporate Governance—Independence of Directors” were ratified or approved in accordance with the Related-Person Policy.

Director Compensation

During 2013, annual compensation for our non-employee directors was comprised of the following components: annual or interim retainers paid at least 50% in shares of common stock, committee fees paid in cash, and other fees for special assignments or director education programs paid in cash. A director may defer payment of annual or interim retainers until retirement from the Board of Directors, as described below. Our non-employee directors may also participate in our matching gift program, as noted below. The following table shows the total compensation for non-employee directors during 2013:

2013 DIRECTOR COMPENSATION TABLE

Director	Fees Earned or Paid in Cash[1] ($)	Stock Awards[2] ($)	All Other Compensation[3] ($)	Total ($)
Hank Brown*	$107,500	$90,016	$2,000	$199,516
Michael Chu	95,000	90,016	0	185,016
Lawrence R. Codey*, **	110,000	90,016	4,000	204,016
Patrick Duff*	17,500	165,009	0	182,509
William V. Hickey†	75,000	90,016	0	165,016
Jacqueline B. Kosecoff	92,500	90,016	2,000	184,516
Kenneth P. Manning	92,500	90,016	0	182,516
William J. Marino*, ‡	28,750	165,009	0	193,759
Richard L. Wambold	10,000	165,009	0	175,009
Jerry R. Whitaker	82,500	90,016	0	172,516

*	Chair of committee for all or part of 2013.

**	Mr. Codey has been the Chairman of the Board since the 2013 Annual Meeting.

†	Mr. Hickey retired from employment as of the 2013 Annual Meeting and from the Board as of December 19, 2013.

‡	Mr. Marino was the Lead Director prior to the 2013 Annual Meeting.

[1]	This column reports the amount of cash compensation paid in 2013.

[2]

The amounts shown in the Stock Awards column represent the aggregate grant date fair value of stock awards granted in the fiscal year ended December 31, 2013 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or FASB ASC Topic 718, for the stock portion of the annual retainers for 2013 under the 2002 Stock Plan for Non-Employee Directors, described below under “Board Retainers” and “Form and Payment of Retainers.” For additional information, refer to “Directors Stock Plan” in Note 19, “Stockholders’ Equity,” of Notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the SEC. Messrs. Duff, Marino, Wambold and Whitaker received stock units under the Deferred Compensation Plan described below. All other directors listed in the table received shares of common stock. The number of shares or stock units paid as the equity portion of the annual retainer in 2013 was determined by dividing the amount of the annual retainer so paid ($90,000) by the closing price of a share of common stock on May 16, 2013, the date of the 2013 Annual Meeting, at which meeting all of the non-employee directors were elected, and rounding up to the nearest whole share. In addition, Messrs. Duff, Marino and Wambold elected to have the cash portion of their annual retainer paid in shares or stock units, with the number of shares or stock units similarly determined by dividing the amount of the annual retainer so paid ($75,000) by the closing price on May 16, 2013. All shares and stock units paid as all or part of annual retainers in 2013 are fully vested. Directors are credited with dividend equivalents on stock units, as described under “Deferred Compensation Plan” below, which are not included in the table above.

[3]	The amounts in this column represent fees received in connection with director education.

Director Compensation Processes

Our director compensation program is intended to enhance our ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of our common stock.

The Board reviews director compensation at least annually based on recommendations by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the sole authority to engage a consulting firm to evaluate director compensation and starting in late 2010 engaged Cook & Co. to assist in establishing director compensation. The Nominating and Corporate Governance Committee and the Board base their determinations on director compensation on recommendations from Cook & Co. and based on reviewing commercially available survey data related to general industry director compensation trends at companies of comparable size and our peer group companies. Cook & Co. also serves as the independent consultant to the Compensation Committee on executive compensation.

Board Retainers

Under the 2002 Stock Plan for Non-Employee Directors, each member of the Board of Directors who is neither an officer nor an employee of the Company and who is elected at an annual meeting of stockholders receives an annual retainer for serving as a director. The Board sets the amount of the annual retainer prior to the Annual Meeting based on the recommendation of the Nominating and Corporate Governance Committee.

The 2002 Stock Plan gives the Board the flexibility to set annual retainers based on a fixed number of shares of common stock, a fixed amount of cash, or a combination of shares of common stock and cash.

A non-employee director who is elected other than at an annual meeting is entitled to an interim retainer on the date of election. The interim retainer is a pro rata portion of the annual retainer to reflect less than a full year of service.

Form and Payment of Retainers

We pay at least half of each retainer, whether annual or interim, in shares of common stock or deferred stock units and the remainder in cash, provided that each non-employee director can elect, prior to becoming entitled to the retainer, to receive the entire retainer in shares of common stock. For any portion of an annual or interim retainer denominated in cash but paid in shares of common stock, we calculate the number of shares of common stock to be issued by dividing the amount payable in shares of common stock by the fair market value per share. The fair market value per share is the closing price of the common stock on the Annual Meeting date or, if no sales occurred on that date, the closing price on the most recent prior day on which a sale occurred. The number of shares issued as all or part of an interim retainer is the amount of cash payable as shares of common stock divided by the fair market value per share on the date of the director’s election to the Board. If any calculation would result in a fractional share of common stock being issued, then we round the number of shares to be issued up to the nearest whole share.

We issue shares of common stock in payment of the portion of a retainer that is payable in shares of common stock to the non-employee director promptly after he or she becomes entitled to receive it. We pay the portion of an annual retainer payable in cash in a single payment shortly after the end of the calendar quarter during which the director is elected. We pay the portion of an interim retainer payable in cash shortly after the end of the calendar quarter in which the non-employee director is elected, except that if the non-employee director is elected between April 1 and the next annual meeting of stockholders, then we pay the cash portion of the interim retainer shortly after the non-employee director is elected.

Deferred Compensation Plan

The Sealed Air Corporation Deferred Compensation Plan for Directors permits a non-employee director to elect to defer all or part of the director’s annual retainer until the non-employee director retires from the Board. Each non-employee director has the opportunity to elect to defer the portion of the annual retainer payable in shares of common stock. If a non-employee director makes that election, he or she may also elect to defer the portion, if any, of the annual retainer payable in cash. We hold deferred shares of common stock as stock units in a stock account. Such stock units may not be transferred by a director. We do not issue these shares until we pay the non-employee director, normally after retirement from the Board, so the non-employee director cannot vote the stock units. We consider deferred shares, when issued, as issued under the 2002 Stock Plan for Non-Employee Directors. In 2013, the Board amended the Sealed Air Corporation Deferred Compensation Plan for Directors to allow for directors to be credited with additional full or fractional stock units for cash dividends received with respect to their outstanding stock units. We credit deferred cash to an unfunded cash account that earns interest quarterly at the prime rate less 50 basis points until paid. During 2013, none of the non-employee directors who participated in the Deferred Compensation Plan for Directors received above market earnings on the cash or stock units credited to his or her account. The non-employee director can elect to receive the balances in his or her stock and cash accounts in a single payment during January of the year after retirement or in five annual installments starting during January of the year after retirement.

Restrictions on Transfer

A director may not sell, transfer or encumber shares of common stock issued under the 2002 Stock Plan for Non-Employee Directors while the director serves on the Board of Directors, except that a non-employee director may make gifts of shares issued under the 2002 Stock Plan to family members or to trusts or other forms of indirect ownership so long as the non-employee director would be deemed a beneficial owner of the shares with a direct or indirect pecuniary interest in the shares and would retain voting and investment control over the shares while the non-employee director remains a director of the Company. During this period, the director, or the director’s accounts under the Deferred Compensation Plan for Directors, if the director has elected to defer payment of the shares, is entitled to receive or be credited with any dividends or other distributions in respect of the shares. The director has voting rights in respect of the shares issued to the director under the 2002 Stock Plan. Since we hold deferred shares of common stock as stock units in a stock account, with no shares issued until payment is made to the non-employee director, directors cannot vote stock units representing deferred shares of common stock. The restrictions on the disposition of shares issued pursuant to the 2002 Stock Plan terminate upon the occurrence of specified events related to a change of control of the Company.

Other Fees and Arrangements

During 2013, non-employee directors who undertook special assignments at the request of the Board or of any Committee of the Board, or who attended a director education program, received a fee of $2,000 per day. All directors are entitled to reimbursement for expenses incurred in connection with Board service, including attending Board or Committee meetings. We pay these fees and reimbursements in cash; these payments are not eligible for deferral under the Deferred Compensation Plan for Directors described above. Additionally, directors are permitted to participate in our matching gift program, described in Note 3 to the 2013 Director Compensation Table above, on the same basis as employees.

2013 Director Compensation

In late 2010, the Nominating and Corporate Governance Committee engaged Cook & Co. to assist in developing a philosophy on director compensation, and each year since then Cook & Co. has benchmarked the Company’s director compensation against general industry director compensation trends at companies of comparable size and the peer companies used for executive compensation purposes, described under “Compensation Discussion and Analysis—Use of Peer Group Data” below. Based on Cook & Co.’s recommendation in early 2011, the Board decided that that non-employee director compensation should be generally within the median range for peer companies and meeting fees would be eliminated except in unusual situations.

In early 2013 the Nominating and Corporate Governance Committee recommended and the Board approved 2013 annual retainers in the amount of $90,000 payable in shares of common stock and $75,000 payable in cash (or in shares of common stock at the election of each director). The chair of the Audit Committee received an annual fee of $25,000, and other members of the Audit Committee received annual fees of $10,000. The chair of the Nominating and Corporate Governance Committee received an annual fee of $15,000, and other members of the Nominating and Corporate Governance Committee received annual fees of $7,500. The chair of the Organization and Compensation Committee received an annual fee of $20,000, and other members of the Organization and Compensation Committee received annual fees of $10,000. Committee fees are paid in quarterly installments in cash.

In the first quarter of 2013, the Nominating and Corporate Governance Committee recommended and the Board approved that the lead director be paid an annual fee in the amount of $30,000 for serving in such role, or $25,000 if serving as lead director and as chair of one of the standing Committees at the same time. This fee is paid in quarterly installments in cash.

In the fourth quarter of 2013, the Nominating and Corporate Governance Committee recommended and the Board approved the annual retainer for the Chairman of the Board, as set forth in “2014 Director Compensation” below, to be paid retroactive to the 2013 Annual Meeting.

2014 Director Compensation

In late 2013, based on peer company data provided by Cook & Co., the Nominating and Corporate Governance Committee recommended and the Board approved 2014 annual retainers in the amount of (i) $144,000 payable in shares of common stock and $120,000 payable in cash (or in shares of common stock at the election of the Chairman of the Board) for the independent Chairman of the Board, and (ii) $100,000 payable in shares of common stock and $85,000 payable in cash (or in shares of common stock at the election of each director) for each other non-employee director. No changes were made in any of the other fees payable to directors for 2014 as described above.

Director Stock Ownership Guidelines

In order to align the interests of directors and stockholders, we believe that our directors should have a significant financial stake in the Company. To further that goal, we adopted stock ownership guidelines for non-employee directors during 2006. The current stock ownership guidelines for non-employee directors, which are part of our Corporate Governance Guidelines, specify that they hold shares of common stock and stock units under the Sealed Air Corporation Deferred Compensation Plan for Directors equal in aggregate value to five times the amount of the annual retainer payable in cash, or $375,000 for 2013 or $425,000 (or $600,000 for the Chairman of the Board) for 2014. As of March 24, 2014, all directors had met the guidelines for 2014. Directors first elected after February 18, 2010 have five years following first election to achieve the guidelines. In the event of an increase in the amount of the annual retainer payable in cash, directors serving when the increase is approved by the Board have two years after such approval to achieve the increased guideline.

Election of Directors (Proposals 1-10)

At the Annual Meeting, the stockholders of the Company will elect the entire Board of Directors to serve for the ensuing year and until their successors are elected and qualified. Mr. Hickey retired as a director effective as of December 19, 2013. In connection with Mr. Hickey’s retirement, the number of directors was reduced to ten.

Shares of common stock that are voted as recommended by the Board of Directors will be voted in favor of the election as directors of the nominees named below. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the shares represented by a duly completed proxy may be voted in favor of such other person as may be determined by the holder of the proxy.

Director Qualifications

In 2004 the Nominating and Corporate Governance Committee of the Board adopted its “Qualifications for Nomination to the Board,” a copy of which is attached to this Proxy Statement as Annex C and posted on the Company’s web site at www.sealedair.com. The Qualifications provide that, in selecting directors, the Board should seek to achieve a mix of Board members that enhances the diversity of background, skills and experience on the Board, including with respect to age, gender, international background, ethnicity and specialized experience. Directors should have relevant expertise and experience and be able to offer advice and guidance to our Chief Executive Officer based on that expertise and experience. Also, a majority of directors should be independent under applicable listing standards, Board and Committee guidelines and applicable legislation. Each director is also expected to:

•	be of the highest ethical character and share the values of the Company as reflected in its Code of Conduct;

•	be highly accomplished in his or her field, with superior credentials and recognition;

•	have sound business judgment, be able to work effectively with others, have sufficient time to devote to the affairs of the Company, and be free from conflicts of interest; and

•	be independent of any particular constituency and be able to represent all stockholders of the Company.

The Board has determined that, as a whole, it must have the right mix of characteristics and skills and diversity to provide effective oversight of the Company. However, we do not have a formal policy concerning the diversity of the Board of Directors. Based on an evaluation of our business and the risks associated with the business, the Board believes that it should be comprised of persons with skills in areas such as:

•	knowledge of the industries in which we operate;

•	financial literacy;

•	management of complex businesses;

•	international business;

•	relevant technology and innovation;

•	financial markets;

•	manufacturing;

•	information technology;

•	sales and marketing;

•	legislative and governmental affairs;

•	legal and regulatory environment; and

•	strategic planning.

The Board conducts a self-assessment process every year and periodically reviews the diversity of skills and characteristics needed by the Board in its oversight of the Company, as well as the effectiveness of the diverse mix of skills and experience. As part of the review process, the Board considers the skill areas represented on the Board, those skill areas represented by directors expected to retire or leave the Board in the near future, and recommendations of directors regarding skills that could improve the ability of the Board to carry out its responsibilities.

Identifying and Evaluating Nominees for Directors

When the Board or the Nominating and Corporate Governance Committee has identified the need to add a new Board member with specific qualifications or to fill a vacancy on the Board, the chair of the Nominating and Corporate Governance Committee will initiate a search, seeking input from other directors and senior management, review any candidates that the Committee has previously identified, and, if necessary, hire a search firm. The Committee will identify the initial list of candidates who satisfy the specific criteria, if any, and otherwise qualify for membership on the Board. At least one member of the Committee (preferably the chair) and our Chairman of the Board and Chief Executive Officer will interview each qualified candidate; other directors will also interview the candidate if practicable. Based on a satisfactory outcome of those reviews, the Committee will make its recommendation on the candidate to the Board.

Our Bylaws include a procedure that stockholders must follow in order to nominate a person for election as a director at an annual meeting of stockholders, other than a nomination submitted by a stockholder to the Nominating and Corporate Governance Committee under the policy and procedures described above under “Corporate Governance—Nominating and Corporate Governance Committee.” The Bylaws require that timely notice of the nomination in proper written form including all required information be provided to the Secretary of the Company. A copy of our Bylaws is posted on our web site at www.sealedair.com.

Information Concerning Nominees

The information appearing in the following table sets forth, for each nominee for election as a director:

•	The nominee’s business experience for at least the past five years.

•

The year in which the nominee first became a director of the Company or of the former Sealed Air Corporation. On March 31, 1998, the Company completed a multi-step transaction, one step of which was a combination of the Cryovac business with the former Sealed Air Corporation. The period of service before that date includes time during which each director served continuously as a director of the Company or of the former Sealed Air Corporation.

•	The nominee’s age as of the date of the Annual Meeting.

•	Directorships held by each nominee presently and at any time during the past five years at any public company or registered investment company.

•	The reasons that the Board concluded that the nominee should serve as our director, at the time we file our proxy statement, in light of our business and structure.

There are no family relationships among any of the Company’s directors or officers.

Nominees for Election as Directors

Hank Brown	Director since 1997 Audit Committee (Chair) Nominating and Corporate Governance Committee Age 74

Mr. Brown has served as Senior Counsel with the law firm of Brownstein Hyatt Farber Schreck since June 2008, where he is a member of the Government Relations and Natural Resources groups. Previously, Mr. Brown was President of the University of Colorado from August 2005 until March 2008. Prior to that service, he was President and Chief Executive Officer of The Daniels Fund, a charitable foundation, from July 2002 until August 2005. Mr. Brown is a director of Sensient Technologies Corporation. During the past five years, Mr. Brown was also a director of Guaranty Bancorp and Delta Petroleum Corporation. Previously, Mr. Brown served as a director of other public companies.

Mr. Brown has a bachelor of science degree in accounting as well as a law degree from the University of Colorado. He also has a master of laws degree in taxation from George Washington University. Additionally, he is a certified public accountant. Mr. Brown spent six years serving Colorado in the U.S. Senate, five consecutive terms in the U.S. House of Representatives representing Colorado’s 4th Congressional District and four years in the Colorado Senate. Mr. Brown was also President of the University of Northern Colorado and was a Vice President of Monfort of Colorado, a Fortune 500 company and a major meat packer and processor. Mr. Brown has extensive leadership experience gained as a U.S. Senator, president of two universities and the head of a foundation, all involving management of complex operations and contributing to strategic planning. He is knowledgeable about the meat processing business, which is important for an understanding of our Food & Beverage business segment. Mr. Brown has experience as a director of other public companies, which aids in the exchange of ideas and strategies. Mr. Brown’s background also enables him to guide the Company in legislative and governmental affairs and in the legal and regulatory environment.

Michael Chu	Director since 2002 Audit Committee Organization and Compensation Committee Age 65

Mr. Chu is Managing Director and Co-Founder of IGNIA Fund, an investment firm based in Monterrey, Mexico, dedicated to investing in commercial enterprises serving low-income populations in Mexico, since July 2007. He is also Senior Advisor since June 2007 (previously Senior Partner and Managing Director from August 2000 to June 2007) and Founding Partner of Pegasus Capital, a private investment firm deploying equity capital in Latin America. Mr. Chu has been a Senior Lecturer on the faculty of the Harvard Business School since July 2003. Mr. Chu serves as a director of Arcos Dorados, a public company and the largest operator of McDonald’s restaurants in Latin America and the world’s largest McDonald’s franchisee.

Mr. Chu received his bachelor of arts degree from Dartmouth College and his masters of business administration with highest distinction from Harvard Business School. His experience includes serving as a management consultant with Boston Consulting Group, in senior management positions with U.S. corporations and as an executive and limited partner with Kohlberg Kravis Roberts & Co., a private equity firm. Additionally, he is director emeritus of ACCION International, a non-profit corporation dedicated to microfinance. Mr. Chu previously served as the President and Chief Executive Officer of ACCION International. He brings to the Board extensive international experience, particularly in the increasingly important region of Latin America, where Mr. Chu grew up. Mr. Chu has proven leadership capabilities and an entrepreneurial vision, as demonstrated by his roles with IGNIA and Pegasus Capital. He also has experience as a chief financial officer and extensive involvement in mergers and acquisitions.

Lawrence R. Codey	Director since 1993 Chairman of the Board Age 69

Mr. Codey is a retired President and Chief Operating Officer of Public Service Electric and Gas Company (PSE&G), a public utility. Currently, Mr. Codey serves as a director of New Jersey Resources Corporation, a natural gas holding company, where he is lead director and chairs the executive committee and also serves on the governance and audit committees. Further, he serves as a director of Horizon Blue Cross Blue Shield of New Jersey, a health insurance company, where he chairs the audit committee and is a member of the governance committee. Mr. Codey also serves on the board of United Water Resources, a subsidiary of Suez Environment, where he chairs the compensation committee of that subsidiary and is a member of the audit committee. Neither Horizon Blue Cross Blue Shield of New Jersey nor United Water Resources is a public company.

Mr. Codey received his bachelor of science degree from St. Peter’s College, a juris doctor degree from Seton Hall School of Law, and a masters in business administration from Rutgers University. In addition, he completed the Advanced Management program at Harvard University’s School of Business. Mr. Codey’s career at PSE&G started as a trial attorney and then as a Vice President in charge of preparation and presentation of utility rate proceedings before both federal and state regulatory bodies. Thereafter, Mr. Codey was in charge of the gas business unit and subsequently the electric business unit. Mr. Codey previously served on the Board of Directors of Public Service Enterprise Group, an energy holding company of which PSE&G was its largest subsidiary. Mr. Codey has served on numerous governmental and non-governmental boards and commissions, including the EPA Clean Air Act Advisory Committee under both President George W. Bush and President William J. Clinton. In addition to the knowledge gained from his experience as our director, Mr. Codey has a broad background of experience and education in the areas of executive management, general management, legal and regulatory matters, finance, accounting, human resource management, legislative and governmental affairs, environmental affairs, and operations. He has been accountable for the performance of large, complex, multi-disciplined organizations and brings that discipline to the Board. Mr. Codey also brings to the Board the experience of a director who has served in various leadership capacities across an array of companies involved in energy, utilities and government.

Patrick Duff	Director since 2010 Nominating and Corporate Governance Committee (Chair) Audit Committee Age 55

Mr. Duff is a general partner of Dunham Partners, LLC, a private investment firm. Previously, he served as a director of Hercules, Inc. While at Hercules, Mr. Duff was chairman of the audit committee and served on the corporate governance, nominating and ethics committee, emergency committee and finance committee.

Mr. Duff received his bachelor of science degree in accounting from Lehigh University and a masters of business administration degree from the Columbia Graduate School of Business. He taught security analysis at Columbia University from 1993 until 1999. Formerly, Mr. Duff was a senior managing director at Tiger Management Corp., an investment management firm, from 1989 through December 1993, where he was a member of the management committee. Prior to joining Tiger in 1989, Mr. Duff worked in asset management at Mitchell Hutchins and Capital Builders Advisory Services. He is a certified public accountant and a chartered financial analyst. Mr. Duff has an extensive knowledge of investing, asset management and financial markets gained from his experience with Tiger and with prior employers as well as through his teaching position at Columbia University. He brings a unique perspective to the Board as a stockholder and investor. In addition, he has accounting and financial expertise. He also has prior board experience, including service on a public company board.

Jacqueline B. Kosecoff	Director since 2005 Nominating and Corporate Governance Committee Organization and Compensation Committee Age 64

Dr. Kosecoff works in private equity to identify, select, mentor and manage health services and IT companies. She is a managing partner at Moriah Partners and a senior advisor to Warburg Pincus.

From 2002 to 2012, Dr. Kosecoff was a senior executive inside UnitedHealth Group-PacifiCare. Dr. Kosecoff joined UnitedHealth Group as part of its acquisition of PacifiCare Health Systems in 2005. At PacifiCare, Dr. Kosecoff served as Executive Vice President with responsibility for its specialty businesses, including its PBM, the Medicare Part D Drug Program, PacifiCare Behavioral Health, PacifiCare Dental & Vision, and Women’s Health Solutions. Upon joining United, Dr. Kosecoff took responsibility for the Medicare Part D business, pharmacy services for United’s senior, legacy PacifiCare and external PBM business, as well as the consumer health product division serving seniors. In 2007, Dr. Kosecoff was appointed CEO of Prescription Solutions (now known as OptumRx) with responsibility for United’s PBM, Specialty Pharmacy and Consumer Health Products, providing services as of 2011 to more than 13 million members with annual revenue of $18.5 billion. In 2011, Dr. Kosecoff was named Senior Advisor for Optum to identify and develop new growth and collaborative opportunities. Optum encompasses the health services businesses of UnitedHealth Group, consisting of OptumHealth, OptumInsight and OptumRx.

Dr. Kosecoff is a Director of athenahealth, Inc., a leading provider of cloud-based electronic health record practice management and care coordination services to medical groups and health systems, where she serves on the compensation and nominating & corporate governance committees; CareFusion Corporation, a global medical technology company where she services on the audit committee; and STERIS Corporation, a global leader in infection prevention, contamination control and surgical and critical care technologies, where she serves a chair of the compliance committee and is on the nominating & corporate governance committee. She also sits on the Advisory Board for SAP.

Dr. Kosecoff received a bachelor of arts degree from the University of California, Los Angeles. She received a master of science degree in applied mathematics from Brown University and a Ph.D. degree in research methods from the University of California, Los Angeles. Previously, she founded information technology and drug development businesses in the medical field. Dr. Kosecoff was also previously on the faculty on the Schools of Medicine and Public Health at the University of California, Los Angeles. She has served as a consultant to the World Health Organization’s Global Quality Assessment Programs, on the Institute of Medicine’s Board of Health Care Services, the RAND Graduate School’s Board of Governors, and the Board of Directors for ALARIS, City of Hope, the Alliance for Aging Research, and the Pharmaceutical Care Management Association. Dr. Kosecoff is a seasoned health care executive. Dr. Kosecoff brings to the Board her outstanding background as a business leader in the medical field. Sealed Air benefits from her experience in leading complex operations and in strategic planning. Additionally, Dr. Kosecoff brings an entrepreneurial direction to the Company.

Kenneth P. Manning	Director since 2002 Audit Committee Nominating and Corporate Governance Committee Age 72

Mr. Manning is the Chairman of Sensient Technologies Corporation, a global manufacturer and marketer of colors, flavors and fragrances and other specialty chemicals. Mr. Manning previously served as Chairman and Chief Executive Officer of Sensient from 1996 until February 2014. At Sensient, he was the architect of that company’s strategic moves overseas and the transformation of the company from a producer of yeast and other commodities into a producer of flavor, fragrance and colors for foods, beverages, cosmetics and pharmaceuticals. Sensient also manufactures color, ink and other specialty chemicals for inkjet inks, display imaging systems and other applications. Sensient now has 70 locations in more than 30 countries. Mr. Manning is also a director of Sensient. Previously, Mr. Manning was a director of Badger Meter, Inc., a manufacturer of flow measurement and control products. In all, Mr. Manning has been a director in five different public companies.

Mr. Manning received his bachelor of science degree in mechanical engineering from Rensselaer Polytechnic Institute and his master of business administration degree from American University in operations research. He also has honorary doctor’s degrees from Cardinal Stritch University and Marian University. Prior to joining Sensient, Mr. Manning worked for W. R. Grace, where he held various executive positions including: Assistant to the CEO, Vice President of Operations—European Division, President of the Educational Products Division, President of Real Estate Division, Vice President—Corporate Technical Group and President and CEO of the Ambrosia Chocolate Division. Mr. Manning retired from the United States Naval Reserve as an Aerospace Engineering Duty Officer with the rank of Rear Admiral. He served on active duty in the United States Navy from 1963 to 1967 and, during his tenure in the Reserve, was the Commanding Officer of four different commands. His last assignment was Director of the Naval Reserve Air System Program. His military awards include the Legion of Merit. Mr. Manning is a member of the American Society of Mechanical Engineers and the American Chemical Society, Navy League, the United States Naval Institute, the Naval Reserve Association, and the National Maritime Historic Association. He is also a Knight of Malta. Mr. Manning has extensive executive experience in international business, specialty chemicals and the food and beverage industry, with 18 years as a CEO and an additional six years as a COO.

William J. Marino	Director since 2002 Organization and Compensation Committee (Chair) Age 70

Mr. Marino is the retired Chairman, President and Chief Executive Officer of Horizon Blue Cross Blue Shield of New Jersey, the state’s largest health insurer, providing coverage for over 3.6 million people.

Mr. Marino joined Horizon BCBSNJ as Senior Vice President of Health Industry Services in January 1992, responsible for all aspects of Managed Care operations in New Jersey, as well as Market Research, Product Development, Provider Relations and Health Care Management. He became President and CEO in January 1994 and Chairman effective January 2010.

Since November 2010 Mr. Marino has served as a director of Sun Bancorp, Inc., where he chairs the nominating and corporate governance committee and is a member of the asset and liability committee. Mr. Marino also serves as a director or trustee for numerous New Jersey-based cultural and community organizations.

Mr. Marino has over 40 years of experience in the health and employee benefits field, primarily in managed care, marketing and management. Before joining Horizon BCBSNJ, he was Vice President of Regional Group Operations for New York and Connecticut for the Prudential, capping a 23-year career with them.

Mr. Marino has extensive experience in the areas of management and strategic planning and board governance, as evidenced by his career at Horizon BCBSNJ. The breadth of his involvement in many corporate and community organizations has given him knowledge of corporate governance processes and practices and organizational structure optimization.

Mr. Marino is a recipient of the 1997 Ellis Island Medal of Honor. In 2007 he received the American Conference on Diversity’s Humanitarian of the Year Award. Mr. Marino graduated from St. Peter’s College in Jersey City with a Bachelor of Science degree in Economics.

Jerome A. Peribere	Director since 2012 Age 59
Mr. Peribere is the President and Chief Executive Officer of Sealed Air since March 1, 2013. Prior to such position, Mr. Peribere served as the President and Chief Operating Officer of Sealed Air and was elected to the Board in September 2012. Prior to joining the Company, Mr. Peribere worked at The Dow Chemical Company (“Dow”) from 1977 through August 2012. Mr. Peribere served in multiple managerial roles with Dow, most recently as Executive Vice President of Dow and President and Chief Executive Officer, Dow Advanced Materials, a unit of Dow, from 2010 through August 2012. Mr. Peribere currently serves as a board member of Xylem Inc. Mr. Peribere graduated with a degree in business economics and finance from the Institut D’Etudes Politiques in Paris, France.

Mr. Peribere brings his extensive leadership, global operations, strategy and integration experience to the Board.

Richard L. Wambold	Director since 2012 Organization and Compensation Committee Age 62

Mr. Wambold joined the Board of the Company effective in March 2012. Mr. Wambold previously served as Chief Executive Officer of Reynolds/Pactiv Foodservice and Consumer Products, a global manufacturer and supplier of consumer food and beverage packaging and store products from November 2010 until January 2011 when he retired. Mr. Wambold was Chief Executive Officer of Pactiv from November 1999 until November 2010 and was Chief Executive Officer and Chairman of the Board from 2000 until November 2010. Mr. Wambold has been a private investor since January 2011. Mr. Wambold is also a director of Precision Castparts Corp. and Cooper Tire & Rubber Company.

Mr. Wambold holds a B.A. in Government and a masters of business administration from the University of Texas. Mr. Wambold’s education, board member experience, business management experience, including his service as a public company chairman and chief executive officer, and knowledge of the packaging industry qualify him to continue to serve as a member of the Board of Directors.

Jerry R. Whitaker	Director since 2012 Nominating and Corporate Governance Committee Age 63

Mr. Whitaker was elected to the Board of the Company in January 2012. Mr. Whitaker served as President of Power Components & Systems Group from 2004 through 2009 and as President of Electrical Sector-Americas, Eaton Corporation, a global manufacturer of highly engineered products, until his retirement in June 2011. Prior thereto, he served in various management positions at Eaton Corporation since 1994. Prior to joining Eaton Corporation, Mr. Whitaker spent 22 years with Westinghouse Electric Corp.

Mr. Whitaker received a Bachelor of Science degree from Syracuse University and a masters of business administration from George Washington University. He currently serves as a director of Crescent Electric Company, an independent distributor of electrical hardware and supplies, and Matthews International Corporation. Mr. Whitaker also serves on the Boards of the Carnegie Science Center, The Carnegie Museums of Pittsburgh, the American Middle East Institute and the Renewable Manufacturing Gateway. Mr. Whitaker’s experience and knowledge as an executive in global manufacturing industries are valuable resources to the Company.

The Board of Directors recommends a vote FOR the ten nominees for election as directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and any persons owning ten percent or more of the common stock to file reports with the SEC to report their beneficial ownership of and transactions in our securities and to furnish the Company with copies of the reports.

Based solely upon a review of the Section 16(a) reports furnished to us, along with written representations from or on behalf of executive officers and directors that no other such reports were required during 2013, we believe that all required reports were timely filed during 2013, except for one late-filed report of Yagmur Sagnak, a Vice President, AMAT of the Company, concerning the statement of changes in beneficial ownership of securities related to the August 7, 2013 exercise of certain stock appreciation rights received as part of the Diversey acquisition.

Beneficial Ownership Table

The following table sets forth the number of outstanding shares of common stock beneficially owned (as of the record date, or Schedule 13G or Schedule 13D date where indicated) and the percentage of the class beneficially owned (as of the record date):

•	by each person known to us to be the beneficial owner of more than five percent of the then outstanding shares of common stock;

•	directly or indirectly by each current director, nominee for election as a director, and named executive officer who is included in the 2013 Summary Compensation Table below; and

•	directly or indirectly by all directors and executive officers of the Company as a group.

The number of shares of our common stock owned by each person is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after March 24, 2014, or by May 23, 2014, through the conversion of a security or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Outstanding Shares of Common Stock
WRG Asbestos PI Trust	18,000,000	[1]	8.4
c/o ARPC
1220 19th St. NW., Suite 700
Washington, D.C. 20036
The Vanguard Group, Inc.	13,880,098	[2]	6.4
100 Vanguard Blvd
Malvern, PA 19355
Iridian Asset Management LLC	11,737,910	[3]	5.5
276 Post Road West
Westport, CT 06880-4704
Hank Brown	35,767	[4]	*
Michael Chu	20,711	[4,5]	*
Lawrence R. Codey	39,503	[4,5]	*
Jean-Marie Deméautis[10]	6,959	[7,8]	*
Karl R. Deily	153,299	[6,7,8]	*
Patrick Duff	88,655	[4,5]	*
William V. Hickey[10]	1,425,821	[5,7]	*
Ilham Kadri	0		*
Jacqueline B. Kosecoff	26,437	[4]	*
Carol P. Lowe	43,112	[7]	*
Kenneth P. Manning	104,971		*
William J. Marino	39,990	[4]	*
Jerome A. Peribere	163,823	[7]	*
Yagmur Sagnak	82,101	[6]	*
Richard L. Wambold	10,592	[4]	*
Jerry R. Whitaker	4,995	[4]	*
All directors and executive officers as a group (24 persons)	2,826,807	[8,9]	1.3

*	Less than 1%.

[1]

The ownership information set forth in the table is based on information contained in a Schedule 13G, dated February 11, 2014, filed with the SEC by WRG Asbestos PI Trust, with respect to ownership of shares of common stock, which indicated that WRG Asbestos PI Trust had sole voting and dispositive power with respect to 18,000,000 shares.

[2]

The ownership information set forth in the table is based on information contained in a Schedule 13G, dated February 6, 2014, filed with the SEC by The Vanguard Group, Inc., with respect to ownership of shares of common stock, which indicated that The Vanguard Group, Inc. had sole voting power with respect to 315,975 shares, sole dispositive power with respect to 13,577,335 shares and shared dispositive power with respect to 302,763 shares.

[3]

The ownership information set forth in the table is based on information contained in a Schedule 13G, dated February 4, 2014, filed with the SEC by Iridian Asset Management LLC (“Iridian”), David L. Cohen (“Cohen”) and Harold J. Levy (“Levy”), with respect to ownership of shares of common stock. Iridian is majority owned by Arovid Associates LLC, a Delaware limited liability company owned and controlled by the following: 12.5% by Cohen, 12.5% by Levy, 37.5% by LLMD LLC, a Delaware limited liability company, and 37.5% by ALHERO LLC, a Delaware limited liability company. LLMD LLC is owned 1% by Cohen, and 99% by a family trust controlled by Cohen. ALHERO LLC is owned 1% by Levy and 99% by a family trust controlled by Levy. Iridian has the direct power to vote or direct the vote, and the direct power to dispose or direct the disposition, of 11,737,910 shares of common stock. Cohen and Levy may be deemed to share with Iridian the power to vote or direct the vote and to dispose or direct the disposition of such shares.

[4]

The number of shares of common stock listed in the table does not include 119,014 stock units held in the stock accounts of the non-employee directors under the Sealed Air Corporation Deferred Compensation Plan for Directors. Each stock unit represents one share of common stock. Holders of stock units cannot vote the shares represented by the units; see “Director Compensation—Deferred Compensation Plan” above. The stock units so held by non-employee directors are set forth below.

Hank Brown	1,324
Michael Chu	6,976
Lawrence R. Codey	25,727
Patrick Duff	9,486
Jacqueline B. Kosecoff	2,322
William J. Marino	48,852
Richard L. Wambold	15,596
Jerry R. Whitaker	8,731

Total	119,014

[5]

The number of shares of common stock listed for Mr. Chu includes 2,000 shares for which he shares voting and investment power with a family member. The number of shares of common stock listed for Mr. Codey includes 960 shares held in a trust relating to a deceased family member for which he has voting and investment power but disclaims beneficial ownership and 7,425 shares for which he shares voting and investment power with a family member. The number of shares of common stock listed for Mr. Duff includes 50,000 shares for which he shares voting and investment power with a family member. The number of shares of common stock listed for Mr. Hickey includes 3,000 shares for which he shares voting and investment power with a family member.

[6]

This figure includes restricted stock units awarded to our executive officers who are retirement-eligible as stock leverage opportunity (SLO) awards. Under our Annual Incentive Plan, our executive officers have the opportunity to designate a portion of their annual bonus to be received as SLO awards under the 2005 Contingent Stock Plan. The numbers of such restricted stock units held by the named executive officers and by the directors and executive officers as a group who are retirement eligible are as follows.

Karl R. Deily	11,459
Yagmur Sagnak	42,067
Directors and executive officers as a group	84,791

[7]

This figure includes shares of common stock held in our Profit-Sharing Plan trust fund with respect to which our executive officers individually and as a group may, by virtue of their participation in the plan, be deemed to be beneficial owners. As of March 24, 2014, approximately 4,180,565 common stock share equivalents were held in the trust fund under the plan, representing approximately 2% of the outstanding shares of common stock. The approximate numbers of share equivalents held by the named executive officers and by the directors and executive officers as a group under the plan are set forth below.

Karl R. Deily	3,352
William V. Hickey	36,315
Carol P. Lowe	1,112
Jerome A. Peribere	1,112
Directors and executive officers as a group	62,731

[8]

This figure includes shares of common stock held in the Company’s 401(k) Thrift Plan trust fund with respect to which our executive officers individually and as a group may, by virtue of their participation in the plan, be deemed to be beneficial owners. As of March 24, 2014, approximately 263,959 common stock share equivalents were held in the trust fund under the plan, representing approximately 0.1% of the outstanding shares of common stock. The approximate numbers of share equivalents held by the named executive officers and by the directors and executive officers as a group under the plan are set forth below.

Karl R. Deily	942
Directors and executive officers as a group	4,618

[9]

This figure includes, without duplication, the outstanding shares of common stock and restricted stock units referred to in Notes 4 through 7 above held by our current directors and executive officers as well as 9,065 shares with respect to which executive officers who are not named in the above table share voting and investment power with family members.

[10]	Messrs. Hickey and Deméautis are former executive officers.

The address of all persons listed above other than WRG Asbestos PI Trust, The Vanguard Group, Inc., and Iridian Asset Management LLC is c/o Sealed Air Corporation, 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407.

Executive Compensation

Compensation Discussion and Analysis

Executive Summary

Business Highlights

The year 2013 was a transformative one for Sealed Air. Jerome A. Peribere assumed the role of Chief Executive Officer in March 2013, following the retirement of William V. Hickey. The Company rebranded and introduced a new logo, renamed its three divisions (Food Care, Product Care and Diversey Care), and reorganized Diversey Care. The Company focused on its strategic direction of driving profitable growth and improving the quality of earnings. In 2013 our financial results demonstrated significant improvement compared to 2012 in terms of sales, profitability and cash flow from operations. The Company’s focus on a more favorable product mix, margin expansion and working capital improvements were key drivers to these favorable performance improvements.

Our named executive officers for 2013 were Jerome A. Peribere, Carol P. Lowe, Karl R. Deily, Ilham Kadri, Yagmur Sagnak, William V. Hickey and Jean-Marie Deméautis. Messrs. Hickey and Deméautis terminated their employment with the Company in May and July 2013, respectively. Throughout this Proxy Statement, these individuals are referred to as the “named executive officers” or “executive officers.”

Executive Compensation Highlights

During 2013, the Compensation Committee took the following actions:

•

structured compensation opportunities for our named executive officers for 2013 similar to the design of our compensation program for 2012, with an emphasis on incentive-based compensation in the form of annual bonus opportunities under the Annual Incentive Plan and awards of long-term incentive compensation in the form of performance share unit awards;

•	established 2013 annual performance goals under the Annual Incentive Plan and under the Performance-Based Compensation Program. Additional information about these goals is discussed below;

•	established metrics and goals for the 2013-2015 three-year performance share unit awards. Additional information about these goals is discussed below; and

•	reviewed and considered the Company’s compensation risk and the related disclosure requirements.

The 2013 performance goals under the Annual Incentive Plan were evaluated by the Committee in early 2014 against the actual performance of the Company during 2013. Based on such review, the Compensation Committee determined that:

•	funding of the 2013 annual bonus pool for our executive officers and other participants in the Annual Incentive Plan was above 2013 target levels, because performance exceeded target levels;

•	our named executive officers would receive bonus awards for 2013 ranging from about 110% to 182% of target based on individual performance results; and

•

the Compensation Committee would set two primary performance metrics for the 2013-2015 three-year performance share unit awards: total shareholder return relative to the peer group and 2015 consolidated adjusted EBITDA margin.

As we move forward, we continue to focus on improving earnings performance and reducing our debt level. We believe that these accomplishments will drive measurable value for all of our stockholders. The Compensation Committee believes that our executive compensation program supports these efforts by linking compensation levels to measurable results aligned to these goals.

Compensation Philosophy and Objectives

Our executive compensation philosophy is to provide compensation in the forms and at levels that will permit us to retain and motivate our existing executives and to attract new executives with the skills and attributes that we need. The compensation program is intended to provide appropriate and balanced incentives toward achieving our annual and long-term strategic objectives, to support a performance-oriented environment based on the attainment of goals and objectives intended to benefit us and our stockholders, and to create an alignment of interests between our executives and our stockholders. The compensation program is designed to place a greater weight on rewarding the achievement of longer term objectives and financial performance of the Company.

The Compensation Committee is responsible for establishing and implementing our executive compensation philosophy and for ensuring that the total compensation paid to our executive officers and other executives is fair, competitive and motivates high performance.

Key Features of Executive Compensation Program

The Compensation Committee believes that our executive compensation program follows best practices aligned to long-term stockholder interests, summarized below:

What We Do	What We Don’t Do

✓   Provide a majority of compensation in performance-based compensation

✓   Pay for performance based on measurable goals for both annual and long-term awards

✓   Balanced mix of awards tied to annual and long-term performance

✓   Stock ownership and retention policy

✓   Compensation recoupment (clawback) policy

✓   Receive advice from independent compensation consultant

× No supplemental executive retirement plans for named executive officers

× No change in control excise tax gross-ups

× No excessive perquisites or severance benefits

× No single-trigger vesting of equity compensation upon a change in control

Summary of Compensation Programs

Under our executive compensation program, the Compensation Committee establishes each principal element of compensation for our executive officers, comprising base salary, annual bonus targets and long-term incentive compensation targets, close to the median range based on data from peer companies, as discussed further below. As a result, both the level and the mix of the total compensation opportunity are intended to generally approximate the competitive median range. This design addresses one of our key goals: to ensure we provide competitive compensation opportunities so that we can attract and retain executives with the necessary skills to successfully manage a business of our size and scope.

Executive officers earn annual incentive and long-term incentive awards based on achievement of performance goals, which we establish to support our annual and longer-term financial and strategic goals. Because annual and long-term incentives make up a significant portion of each executive officer’s total compensation, the program has been designed to pay close to the median range when target goals are met, provide above-median pay when our target goals are exceeded, and provide below-median pay when target goals are not met. These incentive award opportunities address another of our key goals: to provide a performance-oriented environment where above-median compensation can be realized when performance goals are exceeded and below-median compensation will be paid when performance goals are not achieved.

“Say-on-Pay” Vote

The Compensation Committee and the Board considered the results of the “say-on-pay” vote at the Annual Meeting held on May 16, 2013, when 97% of the stockholders that voted favored approval of the compensation of our named executive officers. The Compensation Committee believes that this stockholder vote indicates strong support for our executive compensation program and considered the strong stockholder support in determining its 2014 compensation practices.

Role of Committee Consultant

Since 2007, Cook & Co. has advised the Compensation Committee on the selection of peer companies, provided the Compensation Committee with comparative industry trends and peer group data regarding salary, annual incentive and long-term incentive compensation levels for our executive officers and other key executives, and advised the Compensation Committee on recommended compensation levels for our management. Cook & Co. assisted the Compensation Committee in selecting metrics and goals for the 2013 annual bonus program and for the 2013 three-year performance share unit awards. Cook & Co. also advised the Compensation Committee on possible changes to the design of incentive compensation programs and on the risks posed by the Company’s incentive compensation programs. The Compensation Committee has assessed the independence of Cook & Co. pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Cook & Co. from serving as an independent consultant to the Compensation Committee.

Role of CEO and Management in Compensation Decisions

The Compensation Committee from time to time directs members of management to work with Cook & Co. to provide executive compensation information or recommendations to the Compensation Committee. However, the Compensation Committee has not delegated any of its authority to determine executive compensation programs, practices or other decisions to our management. As noted above, the current executive compensation program was developed and approved by the Compensation Committee with advice and support from Cook & Co. after consulting with the Chief Executive Officer and the Company’s compensation and legal professionals. The Chief Executive Officer and other executive officers and compensation professionals attend portions of meetings as requested by the Compensation Committee.

While the Compensation Committee approved metrics for the 2013 annual bonus program and the 2013 long-term incentive program, Cook & Co., the Chief Executive Officer and other members of our management also were consulted in developing the metrics and establishing the goals for the 2013 annual bonus program and the 2013 long-term incentive program, as well as for the Performance-Based Compensation Program for 2013. Such metrics and goals were approved by the Compensation Committee.

The Chief Executive Officer submits salary and bonus recommendations to the Compensation Committee for the other named executive officers as well as for the other executives whose compensation is set by the Compensation Committee. In addition, the Chief Executive Officer makes recommendations for equity awards for all other employees to the Compensation Committee. The Chief Executive Officer does not provide input regarding his compensation and does not participate in any related Compensation Committee deliberations. Following a review of those recommendations with Cook & Co., the Compensation Committee approves compensation decisions for our named executive officers. In making compensation decisions for named executive officers other than the Chief Executive Officer, the Compensation Committee relies on the Chief Executive Officer’s recommendations but makes independent adjustments and is not bound by those recommendations.

Use of Peer Group Data

Starting in early 2007, the Compensation Committee approved use of a peer group as a factor in setting executive compensation levels and in designing executive compensation programs. The peer group has been reviewed by the Compensation Committee annually since 2007. Following the Diversey transaction and the resulting change in the business and size of the Company, the Compensation Committee revised the peer group in the fourth quarter of 2011 to include companies primarily in the materials sector that are comparable to us based on sales, percentage of sales outside of the U.S., number of employees and market capitalization. The table below sets forth the peer group of companies that the Compensation Committee considers in setting executive compensation levels and in designing compensation programs. The peer group is unchanged from 2012.

Peer Group Companies
Agrium Inc.
Air Products & Chemicals, Inc.
Ashland Inc.
Avery Dennison Corporation
Ball Corporation
Bemis Company, Inc.
Celanese Corporation
Crown Holdings, Inc.
Eastman Chemical Company
Ecolab Inc.
Huntsman Corporation
MeadWestvaco Corporation
Monsanto Company
The Mosaic Company
Owens-Illinois, Inc.
PPG Industries, Inc.
Praxair, Inc.
The Sherwin-Williams Company
Sonoco Products Co.

The Compensation Committee considers comparative executive compensation levels and practices based on information from the peer companies as well as other data provided by Cook & Co. related to general industry executive compensation trends.

In 2013, the Compensation Committee generally established each element of compensation for the named executive officers, comprising base salary, annual cash bonus targets and long-term incentive compensation targets, close to the median range for persons with comparable positions based on data from the peer companies. Since each element of compensation is mainly set by reference to levels at other companies, the Compensation Committee has not set any fixed relationship between the compensation of the Chief Executive Officer and that of any other named executive officer.

Elements of Executive Compensation

The main components of our executive compensation program for U.S. employees, including for our named executive officers, are set forth in the following table. A more detailed description is provided in the respective sections below.

Compensation Element	Description	Objective
Base Salary	Fixed cash compensation	Provides compensation for the executive to perform his/her job functions Assists with recruitment and retention
Annual Incentive

Paid in cash each year if performance metrics are achieved

Opportunity to participate in a bonus pool that is funded between 0% and 200% of all target awards. Each target award is based on a percentage of base salary.

Metrics and goals are established at the beginning of each year and the payout is made based on performance

Officers may elect to receive a portion of their annual cash bonus in the form of stock leverage opportunities that are granted in the form of restricted stock or restricted stock units with a premium of 25% that vest at the end of three years (the performance year plus two additional years)

Intended to reward executives for driving superior operating and financial results over a one-year timeframe Creates a direct connection between business success and financial reward
Long-Term Incentives

Performance share units, typically with the opportunity to earn from 0% to 200% of target at the end of the three-year performance period

Occasional awards of restricted stock or restricted stock units that vest at the end of three years of service

Intended to reward achievement of longer term goals typically over a three year period Creates a direct connection between the longer term business success and financial reward

Compensation Element	Description	Objective
Retirement Plans

Defined contribution plan for U.S. employees—Profit-Sharing Plan fully funded by the Company and 401(k) Thrift Plan with a partial Company matching contribution

Our named executive officers based outside the U.S. are eligible to participate in defined benefit and defined contribution retirement plans offered in their home countries

Provides retirement income for participants Assists with recruitment and retention
Deferred Compensation Plans	Elective, nonqualified deferred compensation plan for select U.S. employees. Permits deferral of salary and certain cash incentives. No Company contributions are included.	Provides a vehicle for participants to save for retirement and/or other significant financial life events Assists with recruitment and retention
Supplemental Executive Retirement Plan	None
Post-Employment Benefits

Severance for some of our named executive officers and change-in-control benefits with respect to certain outstanding equity awards. Our Chief Executive Officer and certain legacy Diversey executives have post-employment benefits under the terms of their employment arrangements.

A new Executive Severance Plan was adopted in 2014 to provide modest severance protection in case of involuntary termination

Assures the continuing performance of executives in the face of a possible termination of employment without cause Assists with retention
Other Benefits	Health care and life insurance programs Limited perquisites	To be competitive with peer companies Assists with recruitment and retention

Salaries

We pay salaries because a fixed component of compensation is an important part of a competitive compensation package. The Compensation Committee establishes salary levels for executive officers primarily based on consideration of the median range for the peer companies, as well as reviews of broad-based surveys of compensation trends and practices at other industrial companies in the United States, while also considering country-specific guidelines for compensation increases and performance, which are more significant factors for those whose salary is within or near the median range.

In 2013, the Compensation Committee increased Mr. Peribere’s base salary by 21.1% in connection with his assuming increased duties as President and Chief Executive Officer during 2013. The Compensation Committee also approved the following salary increases for 2013: Ms. Lowe, 3.5%; Mr. Deily, 3.0%; and Mr. Sagnak, 2.5%. Dr. Kadri had no increase in 2013 as she joined the Company in January 2013. Messrs. Deméautis and Hickey left the Company during 2013; however, their salaries were increased by 1.5% and 85%, respectively, for the portion of 2013 that they performed services. In determining Mr. Hickey’s 2013 increase, the Compensation Committee considered that in 2012 a substantial portion of Mr. Hickey’s compensation was at risk and his annual base salary for that year was reduced to $100,000, and that, in fact, he did not earn certain performance-based compensation in 2012.

Annual Incentive Compensation

A significant portion of each executive officer’s total annual compensation opportunity is made in the form of a target bonus objective under the Annual Incentive Plan. The Annual Incentive Plan is intended to drive high performance results based on the achievement of our strategic goals, with emphasis on performance and alignment of the interests of our executive officers with our stockholders. The program provides the opportunity to earn a significantly higher annual bonus if target performance is exceeded but the risk of a significantly lower annual bonus, or even no bonus, if target performance is not achieved.

The Annual Incentive Plan is based on a Company-wide annual bonus pool, which is the sum of bonus targets for bonus-eligible employees for the year. Company goals are established early in the performance year by the Compensation Committee. After the end of the year, the Compensation Committee determines how much of the annual bonus pool will be funded based on achievement of Company goals. Achievement below the minimum threshold for performance goals results in no funding, and achievement above the maximum level results in the maximum funding. The funded bonus pool can be adjusted up or down 25% by the Compensation Committee at its discretion based on the quality of earnings or performance relative to the peer companies. A funded bonus pool of up to 25% of the annual bonus pool is available at the discretion of the Compensation Committee even if the Company-wide goals have not been achieved in order to reward exceptional business unit or individual performance. Once the funded bonus pool has been determined, then it is divided among divisions and support functions based on success against goals for each of those groups. Individual performance is considered in setting the amount of the funded bonus pool that is earned by individual employees, including each of the named executive officers.

2013 Cash Bonus and Stock Leverage Opportunity (SLO) Program

Under the Annual Incentive Plan, our executive officers also have the opportunity each year to designate a portion of their annual bonus to be received as equity awards under the 2005 Contingent Stock Plan, called stock leverage opportunity (SLO) awards. The portion to be denominated in SLO awards, in increments of 25% of the annual bonus, may be given a premium to be determined by the Compensation Committee each year. The stock price used to calculate the number of shares that can be earned is the closing price on the first trading day of the performance year, thereby reflecting stock price changes during the performance year in the value of the SLO award. Once the amount of the annual bonus that has been earned has been determined for each executive officer following the end of the year, the cash portion is paid out shortly thereafter, and the SLO award is provided in the form of an award of restricted stock (RS) or restricted stock units (RSU) under the 2005 Contingent Stock Plan with a two-year restriction period.

The percentages of salary at which the target bonus objectives were established for 2013 were based on consideration of the median ranges established through peer group and general industry survey data on compensation trends and practices for each named executive officer. The target bonus for the Chief Executive Officer was set at 110% of his annual base salary, with a maximum bonus of 200% of target. The target bonuses for the other named executive officers were set in the range of 50% to 110% of annual base salary, depending on the role and responsibilities of each officer. Mr. Hickey did not participate in the Annual Incentive Plan in 2013.

For participants in the Performance-Based Compensation Program, 2013 goals established under that Program were also required to be met in order to receive a 2013 annual bonus; see “Compliance with Section 162(m) of the Internal Revenue Code; Performance-Based Compensation Program” below.

2013 Cash Bonus and SLO Targets. Similar to prior years, the Compensation Committee set the SLO award premium at 25% and established the following annual bonus targets for the 2013 performance period. The SLO award target amounts noted below were calculated based on the proportion of the 2013 annual bonus target elected by each executive officer to be received in the form of an equity award after applying the 25% premium applicable to SLO awards and based on the closing price of $17.94 for a share of common stock on January 2, 2013.

2013 ANNUAL BONUS TARGETS

Name	2013 Annual Bonus Target	Percentage as SLO Award	SLO Award Target
Jerome A. Peribere	$1,118,333	50%	38,961
Carol P. Lowe	407,531	—	—
Karl R. Deily	261,105	25	4,549
Ilham Kadri(1), (2)	303,269	—	—
Yagmur Sagnak(2)	223,291	100	15,559
William V. Hickey	—	—	—
Jean-Marie Deméautis(2)	199,911	—	—

(1)	Dr. Kadri joined the Company effective January 1, 2013 and accordingly did not participate in the SLO program for 2013.

(2)	Dr. Kadri’s annual bonus is converted from Euro; see Note 5 to the Summary Compensation Table below. Mr. Sagnak’s annual bonus is converted from Turkish Lira; see Note 6 to the Summary Compensation Table below. Mr. Deméautis’ annual bonus is converted from Euro; see Note 8 to the Summary Compensation Table below.

2013 Performance Goals and Achievements. The annual incentive award process follows two steps. In the first step, a bonus pool is determined under the Annual Incentive Plan based on achievement of specified corporate goals. In the second step, individual awards are allocated from the pool taking into account corporate, business unit and individual performance.

For 2013, the Compensation Committee established three performance goals under the Annual Incentive Plan for determining the funding of the 2013 bonus pool:

•

Consolidated adjusted EBITDA, weighted 50%. Consolidated adjusted EBITDA is defined as 2013 adjusted net earnings plus interest expense, taxes and depreciation and amortization, but excluding the expense of funding the Annual Incentive Plan bonus pool. Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization (“Adjusted EBITDA”) is a non-U.S. GAAP financial measure and excludes the impact of specific items approved by the Compensation Committee, or special items, such as restructuring charges, cash-settled stock appreciation rights granted as part of the Diversey acquisition and other one-time items that are included in our U.S. GAAP net earnings.

•

Improvement in ratio of support expense to gross profit, weighted 25%. Support expense is defined as selling, general and administrative expenses plus R&D costs, excluding depreciation and amortization. Gross profit is defined as net trade sales minus the cost of goods and services sold.

•

Improvement in ratio of working capital to net trade sales, weighted 25%. Working capital is defined as trade receivables plus inventory minus trade payables. Net trade sales is defined as consolidated revenues from all divisions to external third parties and excluding intercompany sales.

In order to ensure that achievement of these measures represents the performance of the core business, each of the measures was calculated at 2013 budgeted foreign exchange rates and adjusted for specific items approved by the Compensation Committee, including restructuring charges, charges relating to impairment of goodwill or intangibles, all expenses relating to our involvement in the W. R. Grace & Co. bankruptcy proceedings, expenses relating to capital markets transactions, the effect of certain acquisitions and dispositions and the effect of certain accounting changes.

The Compensation Committee selected these three goals because it believes that achieving such goals will improve the quality of the Company’s earnings and they are in the long-term interest of our stockholders. The target levels for these goals were based on the Company’s goals and strategies to improve the quality of earnings, profitability, cash flow from operations and working capital overall. The 2013 bonus pool was funded based upon the achievement of the three primary performance goals with the following payout formula and payments for achievements between these levels based on a pro rata calculation.

Consolidated Adjusted EBITDA (weighted 50%)

Achievement of Target	Consolidated Adjusted EBITDA Goal Achieved		Percentage of Bonus Pool to be Funded
Below Threshold	Less than $	876.5 million	0%
Threshold		$876.5 million	50%
Target		$1,031.0 million	100%
Maximum		$1,185.7 million	200%

2013 Improvement in Ratio of Support Expense to Gross Profit (weighted 25%)

Achievement of Target	Ratio of Support Expense to Gross Profit Goal Achieved	Percentage of Bonus Pool to be Funded
Below Threshold	Less than 100 bps improvement over 2012	0%
Threshold	100 bps improvement over 2012	50%
Target	150 bps improvement over 2012	100%
Maximum	200 bps improvement over 2012	200%

2013 Improvement in Ratio of Working Capital to Net Trade Sales (weighted 25%)

Achievement of Target	Ratio of Working Capital to Net Trade Sales Achieved	Percentage of Bonus Pool to be Funded
Below Threshold	Less than 50 bps improvement over 2012	0%
Threshold	50 bps improvement over 2012	50%
Target	100 bps improvement over 2012	100%
Maximum	150 bps improvement over 2012	200%

For 2013, we achieved:

•	close to target performance for consolidated adjusted EBITDA, at $995.4 million (98.2% achievement),

•	above threshold but less than target performance for improvement of ratio of support expense to gross profit, at 103 bps improvement over 2012 (68.7% achievement), and

•	above the maximum level of performance of ratio of working capital to net trade sales, at 210 bps improvement over 2012 (200% achievement).

Based on these results, the bonus pool funding was 110.3%.

During the first quarter of 2014, the Compensation Committee approved the following 2013 bonus awards under the Annual Incentive Plan for the named executive officers:

ACTUAL 2013 BONUS AWARDS

Name	Total 2013 Bonus Award ($)	Percentage of Target	2013 Cash Bonus ($)	SLO Award (Shares)[1]
Jerome A. Peribere	$1,800,000	160.9%	$900,000	62,710
Carol P. Lowe	449,507	110.3	449,507	—
Karl R. Deily	476,357	182.4	357,268	8,300
Ilham Kadri[2]	355,597	117.3	355,597	—
Yagmur Sagnak[2]	265,785	119.0	—	18,520
William V. Hickey[3]	—	—	—	—
Jean-Marie Deméautis	—	—	—	—

1	These awards were granted in the form of restricted stock.

2	Dr. Kadri’s annual bonus is converted from Euro; see Note 5 to the Summary Compensation Table below. Mr. Sagnak’s annual bonus is converted from Turkish Lira; see Note 6 to the Summary Compensation Table below.

3	Under Mr. Hickey’s 2013 compensation arrangement, he did not participate in the annual incentive and long-term incentive programs applicable to the Company’s other executive officers. Instead, Mr. Hickey was granted a special award of performance share units with a target amount set at the number of performance share units equal to $2,196,000 million divided by the closing price of our common stock on the grant date.

For purposes of determining the individual bonus awards above, the Compensation Committee generally multiplied a financial achievement factor times an individual performance factor times the target bonus amount for each named executive officer. Consistent with this approach, the Compensation Committee made these awards based on the 110.3% achievement at the corporate level noted above, and for Mr. Deily, Dr. Kadri and Mr. Sagnak also based on achievement of business unit financial goals for the business units they each led, resulting in financial achievement adjustment factors ranging from 100% to 122%.

The Compensation Committee also applied an individual performance factor, which could range from 0% to 200%, to adjust individual bonus awards. Unlike our formulaic calculation of performance versus corporate and business unit financial goals, each named executive officer’s individual performance adjustment factor is based on a subjective evaluation of overall performance and consideration of the achievement of individual goals established at the beginning of the year. For 2013, our CEO recommended to the Compensation Committee an individual adjustment factor and bonus amount for each named executive officer other than himself based on his assessment of their individual contributions for the full year. The Compensation Committee considered all of the information presented, discussed our CEO’s recommendations with him and Cook & Co., and applied its judgment to determine the final individual adjustment factor and bonus amount for each named executive officer. The Compensation Committee, with further approval of the Board of Directors, determined our CEO’s individual adjustment factor and bonus amount based on its assessment of his performance.

As noted above, the Compensation Committee awarded Messrs. Peribere and Deily 2013 bonus awards substantially above the 110.3% funding level for the bonus pool. For Mr. Peribere, the Compensation Committee based this decision primarily on his demonstrated leadership in 2013 that led to the successful completion of the integration of the legacy Diversey business, meaningful re-branding of the Company and strong overall financial results for 2013, all of which the Compensation Committee believes directly contributed to the significant rise in the share price of the Company’s stock. For Mr. Deily, the Compensation Committee considered the financial performance of the Food Care division that Mr. Deily leads as well as his leadership that specifically drove these financial results. For the other named executive officers, the Compensation Committee considered the CEO’s recommendations and the corporate, business unit and individual performance results, and applying its informed judgment awarded the amounts shown above.

Long-Term Incentive Compensation

During 2013 the Company granted PSUs with a three-year performance period (2013-2015) to each of the named executive officers.

The following discussion provides additional detail about these awards.

2013-2015 Long-Term Incentive Compensation Awards.    The executive compensation program provides for annual awards of performance share units, or PSU awards, under the 2005 Contingent Stock Plan to the named executive officers, other executive officers and key executives. The program is intended to align compensation closely to our performance while giving the executive officers the opportunity for exceptional value if performance targets are exceeded and while continuing to encourage the retention of our executive officers.

The PSU awards provide for three-year performance periods with a targeted number of shares to be earned if performance during the period meets goals set during the first 90 days of the period. If performance is below defined threshold levels, then no units will be earned, and if performance exceeds defined maximum levels, then a maximum number of units (above the target number) will be earned.

During the first quarter of 2013, the Compensation Committee established three-year PSU award target levels for the performance period starting January 1, 2013 for the named executive officers. We refer to these as the “2013-2015 PSUs.” The target award levels were based on a percentage of base salary divided by the closing price of our common stock on the date the awards were made, where the percentage of salary was set within the median range for long-term incentive compensation as a percentage of salary for executives with similar positions and responsibilities.

The Compensation Committee established two principal goals for the 2013-2015 PSU awards: (1) total shareholder return (often referred to as “relative total shareholder return” or “relative TSR”) weighted at 35%, and (2) 2015 consolidated adjusted EBITDA margin weighted at 65%. The financial definitions for these goals are provided in more detail below. The Compensation Committee selected relative TSR as a metric to balance achievement of internal goals with performance against our peers in an easily measurable metric that directly demonstrates value creation for our stockholders. The Compensation Committee recognized that the consolidated adjusted EBITDA margin metric provides further alignment with the broader Annual Incentive Plan and goal to improve quality of earnings. The results of each metric will determine the number of shares earned for that metric, based on that metric’s weighting. The total award will be the addition of the total number of shares earned for each of the two performance metrics.

Total Shareholder Return (TSR) represents the percent change in the share price from the beginning of the performance period to the end of the performance period and assumes immediate reinvestment of dividends when declared at the closing share price on the date declared. The beginning share price will be calculated as an average of 31 data points including the closing share price on January 2, 2013 and the closing share price 15 trading days before and after January 2, 2013. The ending share price will be calculated as an average of 31 data points including the closing share price on December 31, 2015 and the closing share price 15 trading days before and after December 31, 2015.

The performance of this metric will be assessed in comparison of the percentile rank to the approved peer group of companies. The lowest ranked company will be the 0% rank, the middle ranked company will be the 50th percentile rank and the top ranked company will be the 100th percentile rank. If a company is acquired or otherwise is no longer publicly traded and its share price is no longer available, it will be excluded from the peer group.

The three-year relative TSR percentile ranks at threshold, target and maximum for the performance period are as follows:

2013 THREE-YEAR PSU;

RELATIVE TSR PERFORMANCE GOALS

(weighted 35%)

Achievement	TSR Percentile Rank	Percent of Target Earned
Below Threshold	Below 25th percentile	0%
Threshold	25th percentile	25%
Target	50th percentile	100%
Maximum	75th percentile	200%

Award levels based on three-year relative TSR percentile rank between any two of these levels would be based on a pro-rata calculation of the number of shares earned, except that no shares for this metric will be earned for three-year relative TSR percentile rank below 25th percentile.

Consolidated Adjusted EBITDA Margin metric measures 2015 Consolidated Adjusted EBITDA as a percentage of 2015 Net Sales, subject to certain exclusions. For this purpose, (i) “2015 Consolidated Adjusted EBITDA” is the Company’s earnings before interest, taxes, depreciation and amortization for calendar year 2015, derived from the Company’s U.S. GAAP net earnings, subject to certain specified adjustments; and (ii) “2015 Net Sales” is the Company’s “net sales” for 2015 as reported in the Company’s Annual Report on Form 10-K for 2015.

The 2015 Consolidated Adjusted EBITDA Margin performance levels at threshold, target and maximum are as follows:

2013 THREE-YEAR PSU:

2015 CONSOLIDATED ADJUSTED EBITDA MARGIN GOAL

(weighted 65%)

Achievement	2015 Consolidated Adjusted EBITDA Margin	Percentage of Target Award Earned
Below Threshold	Less than 13.5%	0%
Threshold	13.5%	50%
Target	14.0%	100%
Maximum	14.5% and above	200%

Award levels based on 2015 Consolidated Adjusted EBITDA Margin between any two of these levels would be based on a pro-rata calculation of the number of shares earned, except that no shares for this metric will be earned for 2015 Consolidated Adjusted EBITDA Margin below 13.5%.

The number of shares earned based on these two goals will be rounded up to the nearest whole share. The Compensation Committee has retained the discretion in extraordinary circumstances to reduce downward any award that would otherwise be payable.

Special PSU Awards for 2014.    During March 2014, the Compensation Committee approved a special PSU award to the named executive officers (other than Messrs. Hickey and Deméautis) and a broader group of other employees under the 2005 Contingent Stock Plan. These special PSU awards are intended to support a deep and lasting change in the Company’s management of working capital and other components of cash flow, given the overall value created by the generation of increased free cash flow. The following summarizes the key features of the PSU awards:

•

The PSU awards are earned principally based on achievement of specified levels of free cash flow, above targets established in the Company’s three-year strategic plan, over the three-year performance period of 2014-2016.

•

In addition, no portion of an award is earned unless we achieve a minimum specified level of cumulative earnings per share during the performance period, in order to balance the free cash flow goal with an appropriate focus on generating earnings.

•

To further balance the incentives, the amount earned based on free cash flow performance will be reduced by 25% if our relative TSR for the performance period is below the 50th percentile of an approved peer group of companies.

•	Any PSUs earned will be paid out in equal installments over two years, in early 2017 and, subject to an additional 2017 performance requirement, in early 2018.

These PSU awards are in addition to other 2014 long-term incentive compensation opportunities.

Savings, Retirement and Health and Welfare Programs

Our named executive officers participate in the retirement programs available generally to employees in the countries in which they work because we believe that participation in these programs and in the other health and welfare programs mentioned below is an important part of a competitive compensation package. In the U.S., our named executive officers participate in two tax-qualified defined contribution retirement plans, the Profit-Sharing Plan of Sealed Air Corporation and the Sealed Air Corporation 401(k) Thrift Plan. As a result of participating in these broad-based retirement plans, our executive officers are eligible to receive Company-paid profit-sharing and matching contributions.

Mr. Deily also participates in the Sealed Air Corporation Restoration Plan for Cryovac Employees, a tax-qualified defined benefit plan that covers the employees of our Cryovac operations who participated in a defined benefit plan maintained by a previous employer immediately prior to March 31, 1998. The Restoration Plan for Cryovac Employees is described under “Pension Benefits in 2013” below. Mr. Deily currently does not have any cumulative benefit under that plan.

Mr. Sagnak participates in a local defined contribution retirement plan in Turkey. Dr. Kadri participates in a local defined contribution pension plan for employees in The Netherlands. Mr. Deméautis participated in a defined benefit plan that covers employees in France; however, there was no cumulative value under the plan for 2013.

In 2013, the Compensation Committee established a new nonqualified deferred compensation plan to allow selected U.S.-based executives to elect to defer a portion of salary and cash incentive awards. The Compensation Committee believed that this was appropriate because executives are limited in the amount that they can save for retirement under the 401(k) Thrift Plan due to IRS limits applicable to tax-qualified retirement plans. No employer contributions are provided under the plan. None of the named executive officers elected to participate in the plan for 2013.

We do not offer any other nonqualified excess or supplemental benefit plans to our named executive officers in the U.S.

All of our named executive officers participate in the health, life insurance, disability benefits and other welfare programs that are provided generally to employees in the countries in which they work.

Perquisites and Other Personal Benefits

Consistent with our performance-oriented environment, we provided limited perquisites to our named executive officers, as discussed below. The limited perquisites we do provide are intended to provide a compensation package for retention and recruitment.

Ms. Lowe and Mr. Deily received car benefits, including a Company-leased vehicle and related expenses.

Additionally, from time to time we provide relocation benefits or expatriate allowances to Company employees who relocate in connection with their employment with the Company or are required to work outside of the U.S. In 2013, the Company provided relocation benefits or relocation allowances to Mr. Peribere and Dr. Kadri.

Mr. Sagnak, who is employed by one of our Turkish subsidiaries, received certain expatriate benefits relating to his working in Singapore, including a Company-leased vehicle and related expenses, a housing allowance, a cost of living salary adjustment, school expenses for his children, home leave, global medical, storage and tax gross-up and equalization benefits.

Dr. Kadri received certain benefits relating to her working in the Netherlands, including a Company-leased vehicle and related expenses, and school expenses for her children.

Employment, Severance and Change in Control Arrangements

Employment and Severance Arrangements. We do not generally enter into employment agreements with executive officers or other employees except in countries outside the U.S. where such agreements are customary. However, in recent years, most exempt employees in the U.S. have been required to enter into a Non-Compete and Confidentiality Agreement with the Company at the time of hire. The Non-Compete and Confidentiality Agreement addresses the confidentiality of proprietary Company information and disclosure and assignment of inventions to the Company and includes an eighteen to twenty-four month post-employment non-compete obligation by the employee with payment to the employee of two months’ salary as severance pay if his or her employment is terminated by the Company other than for gross misconduct. All of our named executive officers other than Mr. Deily, Mr. Deméautis and Dr. Kadri signed such Non-Compete and Confidentiality Agreements when they were hired. These agreements protect the interests of the Company in the event any of the executive officers are terminated. Additionally, they provide a competitive compensation package for retention and recruitment.

The Company entered into an employment agreement, effective September 1, 2012 and amended on October 11, 2012, with Mr. Peribere. The employment agreement includes provisions regarding Mr. Peribere’s position and duties, compensation, post-employment covenants and other matters. The Company received guidance from Cook & Co. in the negotiation of the employment agreement with Mr. Peribere. The Compensation Committee believes that the terms of the employment agreement with Mr. Peribere are reasonable and were necessary to cause him to leave his prior employer and accept a significant leadership role with our Company. The key terms of the employment agreement are summarized as follows:

•

Under the agreement, Mr. Peribere became President and Chief Operating Officer effective September 1, 2012, and effective March 1, 2013, Mr. Peribere assumed the role of President and Chief Executive Officer.

•

The agreement has an initial term of four years that lasts until August 31, 2016 (the “Initial Term”), and then automatically renews for an additional year on each anniversary of the effective date, unless the Company or Mr. Peribere gives at least 90 days’ notice that the agreement will not be renewed.

•

The agreement provides that Mr. Peribere will initially receive an annual base salary of $950,000, subject to annual review and increase, and a target bonus of 110% of his base salary (with a maximum bonus of 200% of his target).

•	Upon his commencement of employment, Mr. Peribere received certain new-hire equity awards.

•

During the Initial Term, if the Company terminates Mr. Peribere’s employment without “cause” (as defined in the agreement), the Company will provide Mr. Peribere with 90 days’ notice prior to termination and cash severance in the form of (1) a pro rata bonus for the year of termination, subject to actual performance during the year, to be paid when bonuses are normally paid, (2) one year of continued salary payments, and (3) his target annual bonus for the year of termination, paid in 12 monthly installments following termination.

•

Under the employment agreement, Mr. Peribere is subject to a covenant not to compete with the Company for 18 months following his termination of employment and other restrictive covenants in favor of the Company.

•

If Mr. Peribere retires from the Company at any time after completing the Initial Term, then any outstanding long-term incentive awards will continue to vest under their original vesting schedules without any pro rata adjustments for the period of service completed, but any performance conditions will continue to apply. This continued vesting is subject to Mr. Peribere’s continued compliance with the post-employment restrictive covenants in the agreement.

In connection with the acquisition of Diversey, the Company assumed an employment agreement with Mr. Sagnak, dated December 1, 2010. The employment agreement includes provisions regarding Mr. Sagnak’s position and duties, compensation, post-employment covenants and other matters. The initial term of the agreement ended on November 30, 2012, and extends automatically for one-year periods unless terminated by written notice at least 60 days in advance of the termination. This agreement was automatically extended in accordance with its terms at the end of the term. The base salary, annual incentive and long term incentives were set by the Compensation Committee as discussed above and set forth in the Summary Compensation Table below. If Mr. Sagnak is terminated without “cause” or resigns for “good reason” (each as defined in the agreement), he will be entitled to: (a) a continuation of his base salary for a period of two years, (b) a prorated bonus at the target level for the year in which he was terminated, (c) a bonus at the target level for year two year base salary continuation period and (d) a senior executive level outplacement program. Additionally, if Mr. Sagnak is terminated without cause or resigns for good reason, the Company will relocate him back to his home country. In the event that the Company does not extend Mr. Sagnak’s employment beyond the initial term or a renewal term, it will be considered a termination other than for cause.

The Company entered into an employment agreement, dated February 25, 2013, with Dr. Kadri. The employment agreement includes provisions regarding Dr. Kadri’s position and duties, compensation, post-employment covenants and other matters. The base salary, annual incentive and long term incentives were set by the Compensation Committee as discussed above and set forth in the Summary Compensation Table below. The employment agreement also has 15 month restrictive covenants relating to non-competition and non-solicitation.

In connection with Mr. Deméautis’s termination of employment in August 2013, he entered into a settlement agreement as part of a mutual agreement entered into in connection with his separation from the Company. Under the terms of such settlement agreement, Mr. Deméautis received (i) a cash payment of €620,000, (ii) the right to receive a prorated number of shares that he would otherwise be entitled to under his 2011, 2012 and 2013 performance stock unit awards, and (iii) the grant of 5,635 restricted stock units, subject to the Company’s standard terms, including with a three-year vesting period. In addition, Mr. Deméautis received €480,000 under an indemnity agreement in lieu of a termination indemnity to which Mr. Deméautis would otherwise be eligible that is provided to all management employees of Sealed Air S.A.S. under the applicable collective bargaining agreement.

The Compensation Committee approved new compensation arrangements for Mr. Hickey, the Company’s former executive Chairman of the Board and Chief Executive Officer. Upon Mr. Hickey’s resignation from his executive Chairman position and his employment with the Company at the time of the 2013 Annual Meeting of Stockholders, Mr. Hickey received cash compensation equal to $185,000 for 2013 for his service as Chief Executive Officer for the first two months of 2013 and as executive Chairman for the first five months of 2013. This represented an annual base salary rate of $100,000 pro-rated for January and February 2013, and an annual base salary rate of $675,000 pro-rated for the period of March through May 2013. Additionally, Mr. Hickey was granted a 2013 PSU award with a target equal to $2,196,000. The performance goals applicable to this award were the same as those applicable to the other executive officers and senior executives of the Company.

The Compensation Committee also modified Mr. Hickey’s 2011 PSU award in recognition for his years of service to allow it to continue to vest in accordance with its original vesting schedule without any pro rata adjustment due to his retirement in May 2013, but subject to the applicable performance conditions.

Except for the arrangements described above, none of the named executive officers has an agreement or arrangement providing for severance payments following termination of employment during 2013.

Change in Control Arrangements.    During 2013, our only change-in-control arrangements were those in connection with our equity compensation awards. The 2005 Contingent Stock Plan provides that restricted stock or restricted stock unit awards made under the plan vest upon termination of employment within two years following a change in control as defined in the plan if such termination is by the Company without cause or by the participant for good reason (as such terms are defined in the plan). This provision avoids automatic triggering of the change in control provision merely due to the occurrence of a change in control event even if there was no adverse effect on the employment of executives and other employees holding unvested awards. These provisions also apply to SLO awards, which are made in the form of restricted stock or restricted stock unit awards.

The 2005 Contingent Stock Plan provides that a participant earns a pro rata portion of a PSU award if the participant’s employment is terminated by the Company without cause or by the participant for good reason within two years following a change in control. The earned amount is the greater of the target award level or the actual level of achievement as of the fiscal quarter preceding the change in control, and the pro rata portion is the percentage of the performance period that has elapsed prior to termination of employment.

The Sealed Air Corporation Executive Severance Plan that was approved in February 2014 also provides certain benefits to our named executive officers in connection with a change of control.

Executive Severance Plan.    In early 2014, the Compensation Committee established the Executive Severance Plan. This plan provides for reasonable severance benefits in the case of an executive’s involuntary termination of employment, either by the Company without “cause” or by the executive for “good reason.” The Compensation Committee believes that the Executive Severance Plan serves the interests of stockholders by encouraging the retention of a stable management team.

Under the Executive Severance Plan, in the case of an involuntary termination of employment without cause or with good reason, the executive is eligible for severance benefits in the form of continuation of base salary and health and welfare benefits for a period of months (ranging from 3 to 12 months) based on the employee’s years of service with the Company.

If the qualifying termination occurs upon or within two years after a change in control of the Company, the executive is instead entitled to receive (1) a lump sum payment equal to two years of base salary, (2) continued health and welfare benefits for up to 18 months, and (3) accelerated vesting of all outstanding equity compensation awards.

Severance benefits are conditioned upon the executive giving the Company a general release of claims at the time of separation. Benefits are also conditioned upon the executive’s compliance with certain restrictive covenants regarding non-disparagement, confidentiality and non-competition (in addition to any other restrictive covenants to which an employee may be subject). No tax gross-ups are provided to any participant under the plan in case of any excise taxes under Sections 280G and 4999 of the Internal Revenue Code as a result of payments under the plan in connection with a change in control.

If an executive covered by the plan is also entitled to severance under an existing agreement with the Company, the terms of the individual severance agreement will control instead of the plan.

Executive Officer Stock Ownership Guidelines

In order to align the interests of executive officers and stockholders, we believe that our executive officers should have a significant financial stake in the Company. To further that goal, we adopted stock ownership guidelines during 2006 for executive officers and other key executives, which have been subsequently amended. The guidelines for our executive officers are as follows:

•

Executive officers are required to hold a multiple of their salary, where the multiple ranges from six for the Chief Executive Officer, to three for the Senior Vice Presidents and two for the other executive officers.

•

Share equivalents held in the Profit-Sharing Plan and the 401(k) Thrift Plan are included, but unvested awards under the 2005 Contingent Stock Plan are excluded. Executive officers have five years from the later of the adoption of the stock ownership guidelines or their appointment as executive officers to reach the guidelines.

•

Until the minimum stock ownership has been reached, executive officers are expected to retain all shares received as awards under the Company’s equity compensation programs after payment of applicable taxes.

•

Once the minimum stock ownership has been reached, executive officers are expected to retain half of any additional shares received as awards under our equity compensation programs (after payment of applicable taxes) until retirement.

•

The Compensation Committee can approve exceptions to the stock ownership guidelines for executive officers in the event of home purchase, higher education expenses, major illness, gifts or financial hardship.

As of March 24, 2014, all of our named executive officers had met these guidelines, other than Mr. Peribere, Ms. Lowe and Dr. Kadri, which are each still within the initial five-year period under the policy.

Compliance with Section 162(m) of the Internal Revenue Code; Performance-Based Compensation Program

The Performance-Based Compensation Program of Sealed Air Corporation (the “Program”) was approved by our stockholders at the 2005 annual meeting with amendments approved by our stockholders at the 2008 annual meeting and confirmed at the 2013 annual meeting.

The objective of the Program is to permit the Compensation Committee to make awards of restricted stock and restricted stock units under our 2005 Contingent Stock Plan and to approve cash bonuses under our cash bonus arrangements that are subject to the attainment of pre-established objective performance goals. As a result, these awards and bonuses are designed to meet the requirements of Section 162(m) of the Internal Revenue Code and are thus intended to be fully deductible as performance-based compensation even if compensation exceeds the $1 million limit of Section 162(m). Under the current executive compensation program, the Compensation Committee intends to rely on the Program for deductibility of annual cash bonuses and SLO awards, as well as for any other grants of restricted stock or restricted stock units that may be awarded to participating executive officers. However, long-term incentive compensation awards are intended to be made primarily in the form of PSU awards under the 2005 Contingent Stock Plan, which awards once earned are intended to qualify as performance-based compensation under the provisions of the 2005 Contingent Stock Plan rather than under the Program.

2013 Performance-Based Compensation Program Goals and Achievements.    During the first ninety days of 2013, the Compensation Committee approved pre-established performance goals for the named executive officers relating to 2013 cash bonuses that would be paid in 2014, for SLO awards to be made in connection with 2013 bonuses, and for stock awards that the Compensation Committee may make in 2014 under the 2005 Contingent Stock Plan. The goals and the achievement levels required to allow the Compensation Committee to approve bonuses and awards up to the limit provided in the Program were as follows:

•	2013 diluted earnings per share (adjusted as described below) of at least $0.95 per share;

•

2013 operating expenses (as adjusted) at budgeted exchange rates (including selling, general, administrative and research and development expenses but excluding goodwill impairment charges) less than or equal to $1,993 million;

•	2013 net operating profit after tax (as adjusted) of at least $511 million;

•	2013 net income (as adjusted) above $200 million;

•	2013 operating profit (as adjusted) as a percentage of 2013 net sales of at least 8.7%; or

•	2013 gross profit (as adjusted) as a percentage of 2013 net sales of at least 33.5%.

Based on criteria established at the beginning of the performance period, the Compensation Committee adjusted the results on which performance achievements were based to eliminate the effects of specified items. The adjustments were intended to ensure that achievements represented the underlying performance of the core business. The categories of adjustments that were approved by the Compensation Committee related to restructuring and other related charges, acquisition related expense charges related to goodwill impairment, specified litigation-related costs, expenses related to capital market transactions, and the effect of any accounting changes implemented during the performance period and the related tax adjustments for each of such items.

During the first quarter of 2014, the Compensation Committee certified achievement of five of the six goals that had been established for calendar year 2013, not reaching target for adjusted operating expenses. This permitted us to pay 2013 cash bonuses that are intended to be fully deductible of up to $7.69 million to each of the participating executives and to make SLO awards and other stock awards under the 2005 Contingent Stock Plan during 2014 that are intended to be fully deductible in the aggregate amount of up to approximately 411,415 shares to each of the participating executives. The Compensation Committee has the discretion to approve cash bonuses, SLO awards and other stock awards lower than these maximum levels, including the possibility of paying no 2013 cash bonuses and making no SLO or other stock awards to some or all of the executives during 2014. Since the objective of the Program is to enable the Company to pay 2014 cash bonuses and stock awards that are intended to be performance-based and thus tax-deductible, the amounts of 2013 cash bonuses and SLO awards were established at lower levels based on the processes and criteria discussed previously under “Annual Incentive Compensation.”

The Compensation Committee currently intends that its future awards of annual and long-term incentive compensation for our executive officers should qualify as performance-based compensation under Section 162(m) and thus should be fully tax-deductible by the Company, although exceptions may be made in special circumstances such as appointment or recruitment of an executive officer or as a result of a business combination or acquisition.

Subject to stockholder approval, the Program will be replaced with the new 2014 Omnibus Incentive Plan. Please refer to proposal 11 below.

Recoupment Policy

The recoupment policy requires each executive officer to reimburse the Company for all or a portion of any annual or long-term incentive compensation paid to the executive officer based on achievement of financial results that were subsequently the subject of a restatement due to error or misconduct regardless of whether the executive officer was responsible for the error or misconduct so long as no payment or award or a lower payment or award would have been made to the officer based on the restated results. The Board of Directors will make the determination whether to seek recovery. The Recoupment Policy is part of our overall risk management practices to ensure that compensation programs do not encourage manipulation of financial results.

In addition, the policy provides that our Chief Executive Officer and Chief Financial Officer shall reimburse the Company for any compensation or profits from the sale of securities under Section 304 of the Sarbanes-Oxley Act of 2002. The policy has been incorporated into SLO and PSU award documents.

Timing of Award Grants

PSU awards made to the Company’s executive officers under the Company’s 2005 Contingent Stock Plan are made during the first 90 days of each year, either at the regularly-scheduled meeting of the Compensation Committee held in February of each year or at a special meeting held later but during the first 90 days of the year. In addition, SLO awards are made effective on a date set by the Compensation Committee in advance but no later than March 15 to those executive officers who have elected to receive a portion of their annual bonus as an SLO award. The date is selected based on when the Compensation Committee expects that all bonuses will be determined and to allow our staff sufficient time to assist executive officers to make required SEC filings for the SLO awards on a timely basis.

To the extent that other awards of restricted stock or restricted stock units may be made to executive officers, they are generally made at one of the regularly-scheduled meetings of the Compensation Committee. Awards are generally effective on the date of the meeting at which they were approved. However, when an award is to be made to an executive officer who is traveling or otherwise not available to make the required filing regarding such award with the SEC on a timely basis, then at the meeting the award is given an effective date after the date of the meeting so that the filing can be made on a timely basis. Dates for Compensation Committee meetings are usually set during the prior year, and the timing of meetings and awards is unrelated to the release of material non-public information.

Compensation Committee Report

The Organization and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions with management, the members of the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2014 Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for 2013.

Organization and Compensation Committee

William J. Marino, Chair

Michael Chu

Jacqueline B. Kosecoff

Richard L. Wambold

Board Oversight of Compensation Risks

We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. In 2013 as in prior years, at the request of the Compensation Committee and with the assistance of Cook & Co., we evaluated our incentive compensation plans relative to our enterprise risks and determined that there were no significant changes to the compensation risks identified below. We determined, taking into account advice from Cook & Co., that there were no significant risk areas from a compensation risk perspective.

With respect to our executive compensation programs, a number of risk mitigation features were in place in 2013, including the following:

•

The primary metric for the Annual Incentive Plan focused on earnings (consolidated adjusted EBITDA, ratio of support expense to gross profit ratio and ratio of working capital to net trade sales), and the Compensation Committee had discretion to adjust bonus pool funding and individual award payouts.

•

The principal long-term incentive program for executives is PSU awards that vest based on achievement of measurable financial three-year goals balanced by relative stock return performance. No stock options were used.

•	The Compensation Committee has discretion in extraordinary circumstances to reduce long-term incentive (PSU) awards below the amount otherwise earned.

•	Pay leverage is reasonable and generally does not exceed 200% of target.

•	The recoupment policy that applies to executive officers and other key executives discourages excessive risk taking and manipulation of financial results.

•	Our stock ownership guidelines require executives to hold at least a portion of vested equity awards during employment, thus discouraging excessive risk taking.

•	Different metrics are used for annual and long-term incentive plans for executives, thus not placing too much emphasis on a single metric.

2013 Summary Compensation Table

The following table includes information concerning 2013 compensation for our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers during 2013 who served as such at the end of the year, as well as Mr. Hickey, who served as Chief Executive Officer for part of the year, and Mr. Deméautis, who served as an executive officer during the year but not at the end of the year and would be among the three other most highly compensated executive officers if he had been serving at the end of the year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards[1] ($)	Non-Equity Incentive Plan Compensation[2] ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings[3] ($)	All Other Compensation[4] ($)	Total ($)
Jerome A. Peribere	2013	1,016,667	0	6,158,787	900,000	0	226,383	8,301,837
President and Chief Executive Officer	2012	316,667	0	4,257,695	1,045,000	0	123,832	5,743,194
Carol P. Lowe	2013	540,313	0	908,602	449,507	0	24,481	1,922,903
Senior Vice President and Chief Financial Officer	2012	284,375	250,000	633,360	315,000	0	69,816	1,552,551
Karl R. Deily	2013	410,000	0	724,591	357,268	0	25,974	1,517,833
Vice President	2012	395,833	0	665,353	131,757	0	28,502	1,221,445
	2011	372,500	0	681,274	31,250	0	32,702	1,117,726
Ilham Kadri[5]	2013	466,567	0	734,203	355,597	0	198,458	1,754,825
Vice President
Yagmur I. Sagnak[6]	2013	508,647	0	976,077	0	0	533,434	2,018,158
Vice President	2012	428,666	0	1,123,226	0	0	619,350	2,171,242
William V. Hickey[7]	2013	157,292	0	2,871,087	0	0	87,155	3,115,534
Former Chairman and Chief Executive Officer	2012	195,833	0	5,400,000	0	0	20,200	5,616,033
	2011	675,000	0	4,993,758	0	0	46,141	5,714,899
Jean-Marie Deméautis[8,9]	2013	263,303	0	576,764	86,707	0	1,549,444	2,476,218
Former Vice President

[1]

The Stock Awards column shows the value of equity awards granted during the year indicated. The amounts do not correspond to the actual amounts that may be earned by the named executive officers. Equity awards granted during each year may include: (i) awards of restricted stock (RS) and restricted stock units (RSU) under the 2005 Contingent Stock Plan, (ii) SLO awards under the Annual Incentive Plan, and (iii) PSU awards granted under the 2005 Contingent Stock Plan. RS and RSU awards are valued at the grant date fair value computed in accordance with FASB ASC Topic 718. SLO awards are valued at the fair value at the service inception date based on the percentage of the target bonus to be paid as an SLO award, increased by the 25% premium, using the closing price of our common stock on the first trading day of the calendar year, where the service inception date is the beginning of the calendar year. PSU awards are valued based on the grant date fair value on the date on which the PSU award was granted by the Compensation Committee. In valuing the SLO awards and PSU awards, we assumed the probable achievement of the target levels for the primary performance goals. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures. For the portion of PSU awards earned based on relative TSR (excluding Mr. Peribere’s two new hire PSU awards granted in 2012), the grant date fair value is based on a Monte Carlo simulation that determines the likely payout of the award (which was $25.19 per share for the PSUs granted on February 14, 2013, and $34.05 per share for the PSUs granted on February 28, 2013). The grant date fair value of the first new hire PSU award for Mr. Peribere was $9.09 for the first tranche of 25,000 shares, $8.82 for the second tranche of 25,000 shares, $8.73 for the third tranche of 25,000 shares and $9.43 for the fourth tranche of 25,000 shares. The grant date fair value of the second new hire PSU award for Mr. Peribere was $3.51. On February 28, 2013, the Compensation Committee approved a change in the vesting treatment for the 2011 three-year PSU award for Mr. Hickey. The approved change provides for full, rather than prorated, vesting of the award based on performance results. Consequently, for 2013, Mr. Hickey’s stock awards value also reflects the incremental fair value of $486,050 related to that modification. For additional assumptions made in valuing these awards and other information, see Note 19, “Stockholders’ Equity,” of Notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013. For the PSU awards made in 2013, the value of the awards as of the grant date, assuming that the highest level of performance conditions would be achieved (which is 200% of target), is as follows:

2013 Maximum PSU Award
Mr. Peribere	$9,492,658
Ms. Lowe	1,817,204
Mr. Deily	1,285,992
Dr. Kadri	1,468,405
Mr. Sagnak	1,393,926
Mr. Hickey	4,770,074
Mr. Deméautis	891,388

The value shown for Mr. Peribere’s award does not reflect the cap on the number of shares of common stock that could be issued of two-tenths of 1% (0.2%) of the issued and outstanding shares of common stock on January 1 of the year of issuance as described in Note 3 to the Grants of Plan-Based Awards in 2013 table below. See the Grants of Plan-Based Awards in 2013 and the Outstanding Equity Awards at 2013 Fiscal Year-End tables below for additional information on awards made in 2013, as well as information on outstanding awards for prior years. For purposes of illustration, in 2013, the maximum number of shares that could be issued to a participant with respect to a PSU award would be approximately 388,894 shares.

[2]

The amounts in the Non-Equity Incentive Compensation column for 2013 reflect the cash portion of annual bonuses earned by the named executive officers for 2013. Messrs. Peribere, Deily, and Sagnak also received SLO awards as all or part of their annual bonuses for 2013. The values of the SLO award portion of annual bonuses at the service inception date are included in the Stock Awards column. For further discussion regarding annual bonus awards in 2013, see “Compensation Discussion and Analysis—2013 Cash Bonus and Stock Leverage Opportunity (SLO) Program” above.

[3]

Although Mr. Deily participated in a defined benefit pension plan, he did not have an accumulated benefit under that plan at December 31, 2013. See “Pension Benefits in 2013” below for further information.

[4]	The amounts shown in the All Other Compensation column for 2013 are attributable to the following:

	Mr. Peribere	Ms. Lowe	Mr. Deily	Dr. Kadri	Mr. Sagnak	Mr. Hickey	Mr. Deméautis
Personal use of Company-leased car*	$—	$11,981	$2,574	$21,748	$61,936	$21,076	$37,054
Company contribution to Profit-Sharing Plan	12,500	12,500	12,500	—	—	7,865	—
Company matching contributions to 401(k) Thrift Plan or Local DC Plan	7,650	—	10,200	73,187	62,902	6,292	—
Relocation Benefits**	206,233	—	—	76,025	—	—	—
Safe Driver Program Bonus	—	—	700	—	—	—	—
Termination Settlement***	—	—	—	—	—	—	1,512,390
Reimbursements Under Employment Agreement	—	—	—	—	10,610	—	—
Children’s Education†	—	—	—	27,498	—	—	—
International Health Insurance	—	—	—	—	10,286	—	—
Unused Accrued Vacation Pay upon Resignation	—	—	—	—	—	51,922	—
Expatriate Allowances‡	—	—	—	—	387,700	—	—
Total	$226,383	$24,481	$25,974	$198,458	$533,434	$87,155	$1,549,444

*	The amounts shown for the cost to the Company for each of the Company-leased cars include the costs of the lease, maintenance, fuel and insurance coverage.

**	Includes tax gross-up of $86,540 for Mr. Peribere.

***	Includes settlement payments to Mr. Deméautis in connection with his termination of employment with the Company.

†	Includes tuition for an international school.

‡	Expatriate Allowances include the following: Cost of Living Differential, Children’s Education, Home Leave Trip(s), Housing, Storage and Utilities Allowance.

[5]

For Dr. Kadri, all amounts in the Summary Compensation Table other than the amounts in the Stock Awards column, as well as all dollar amounts of compensation noted elsewhere in this proxy statement for Dr. Kadri (except for the value of shares of common stock and equity awards), represent data converted from euro. For 2013, compensation was converted at the average exchange rate during 2013 of 1.3749 dollars per euro.

[6]

For Mr. Sagnak, all amounts in the Summary Compensation Table other than the amounts in the Stock Awards column and certain portions of the “All Other Compensation” column, as well as all dollar amounts of compensation noted elsewhere in this proxy statement for Mr. Sagnak (except for the value of shares of common stock and equity awards) represent data converted from Turkish Lira and paid out in euros. Certain expatriate allowances in the “All Other Compensation” column represent data converted from Singapore dollars. For 2013 and 2012, the average exchange rates were 1.3749 and 1.28864 dollars per euro, respectively. For 2013 and 2012, the average exchange rates were 0.78808 and 0.8178 dollars per Singapore dollars, respectively.

[7]

Mr. Hickey retired from his employment with the Company effective May 16, 2013. Mr. Hickey received $51,272 for accrued but unused vacation at the time of his retirement, which is included in the All Other Compensation column.

[8]

For Mr. Deméautis, all amounts in the Summary Compensation Table other than the amounts in the Stock Awards column, as well as all dollar amounts of compensation noted elsewhere in this proxy statement for Mr. Deméautis (except for the value of shares of common stock and equity awards) represent data converted from euros. For 2013, compensation was converted at the average exchange rate during 2013 of 1.3749 dollars per euro.

[9]

Mr. Deméautis resigned from his employment with the Company effective August 17, 2013. As a result, he was not eligible for any annual bonus and SLO award based on 2013 performance under the Annual Incentive Plan, and a pro rata portion of the PSU awards made to him during 2013 as of this date of his resignation will vest subject to the performance metrics stipulated in the plan documents. He received a termination settlement of $1,512,309 which is included in the All Other Compensation column.

Grants of Plan-Based Awards in 2013

The following table sets forth additional information concerning stock awards granted during 2013 under the 2005 Contingent Stock Plan and the cash and SLO portions of the annual bonus targets for 2013 performance under the Company’s Annual Incentive Plan.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[2]	Estimated Future Payouts Under Equity Incentive Plan Awards[3]			All Other Stock Awards: Number of Shares of Common Stock	Grant Date Fair Value of Stock Awards[4] ($)
Name	Type of Award[1]	Grant Date	Target ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Peribere	Cash	1/2/2013	559,167
	13SLO	1/2/2013			38,961			698,958
	13PSU3	2/28/2013		74,291	180,099	360,198		4,746,329
	RS	9/1/2013					25,000	713,500
Ms. Lowe	Cash	1/2/2013	407,531
	13PSU3	2/14/2013		17,724	42,966	85,932		908,602
Mr. Deily	Cash	1/2/2013	195,829
	13SLO	1/2/2013			4,549			81,595
	13PSU3	2/14/2013		12,543	30,406	60,812		642,996
Dr. Kadri	Cash	1/2/2013	303,269
	13PSU3	2/14/2013		14,322	34,719	69,438		734,203
Mr. Sagnak	13SLO	1/2/2013			15,559			279,114
	13PSU3	2/14/2013		13,596	32,958	65,916		696,963
Mr. Hickey	11PSU3	2/28/2013		39,630	158,518	317,036		486,050	[5]
	13PSU3	2/28/2013		37,332	90,500	181,000		2,385,037
Mr. Deméautis[6]	Cash	1/2/2013	199,911
	13PSU3	2/14/2013		8,694	21,076	42,152		445,694
	RSU	6/25/2013					5,635	131,070

[1]	Type of award:

Cash = cash portion of 2013 annual bonus

11PSU3 = three-year PSU awards granted to Mr. Hickey for the performance period beginning January 1, 2011, which was modified in 2013 to provide for the full vesting of the award, rather than a pro-rata portion vesting as of the date of his retirement

13SLO = SLO award portion of 2013 annual bonus

13PSU3 = three-year PSU award for the performance period beginning January 1, 2013

RS = Restricted Stock

RSU = Restricted Stock Units granted to Mr. Deméautis in connection with his termination of employment with the Company

[2]

This column shows the target awards established in early 2013 for the cash portion of 2013 annual bonuses for each of the named executive officers under the Company’s Annual Incentive Plan. While the overall funded bonus sub-pool applicable to the named executive officers has a 25% of target threshold level and a 200% of target maximum funding limit, individual bonus awards can vary as long as the total of all bonus awards is within the overall funded sub-pool. Actual payouts for 2013 are shown in the Non-Equity Incentive Plan Compensation column of the 2013 Summary Compensation Table.

[3]

These columns show target awards established in early 2013 for the SLO portion of 2013 annual bonuses for each of the named executive officers under the Company’s Annual Incentive Plan, as well as the threshold, target and maximum awards for PSU awards granted in 2013 for each of the named executive officers under the 2005 Contingent Stock Plan. The maximum number of shares that can be issued to any participant in any calendar year with respect to a PSU award is 0.2% of the outstanding shares on January 1 of that calendar year. For purposes of illustration, in 2013, the maximum number of shares that could be issued to a participant with respect to a performance share unit award would be approximately 388,894 shares. Shares, to the extent earned, will be issued in 2016 for the PSU awards.

2013-2015 PSU awards:    The threshold number of shares for PSU awards is 41.25% of the target number of shares (based on a 25% threshold for the relative TSR goal, weighted at 35% and a 50% threshold for the EBITDA margin goal, weighted at 65%, resulting in an overall weighted threshold of 41.25%), and the maximum number of shares for such awards is 200% of the target number of shares. The maximum awards shown for the PSU awards do not include the potential 10% increase that could be earned if the additional performance goal is achieved; see “Compensation Discussion and Analysis—Long-Term Incentive Compensation—2013-2015 Long-Term Incentive Compensation Awards.” Mr. Hickey’s PSU award has a modified vesting policy that provides for the full vesting of the award, rather than a pro-rata portion vesting as of the date of his retirement. Mr. Hickey’s PSU award will still be subject to the performance metrics stipulated in the plan documents, and will be paid-out in accordance with the planned timing.

Modification to 2011-2013 PSU award granted to Mr. Hickey: On February 28, 2013, the Compensation Committee modified Mr. Hickey’s 2011 three-year PSU award. The approved change provides for full, rather than prorated, vesting of the award based on performance results.

[4]

This column shows the fair value on the grant date or service inception date of the equity awards shown in the table computed in accordance with FASB ASC Topic 718. The manner in which grant date fair value was determined for awards granted in 2013 is discussed above in Note 1 to the Summary Compensation Table. The amounts shown exclude the impact of estimated forfeitures.

[5]	Reflects the incremental fair value of Mr. Hickey’s existing 2011 three-year PSU award as a result of the modification described in footnote 3 above.

[6]

When Mr. Deméautis resigned from employment in August 2013, he foreited all of the cash awards, and a pro rata portion of the 13PSU3 award shown in the table as of the date of his resignation will vest subject to the performance results.

Description of Annual and Long-Term Incentive Awards in the 2013 Summary Compensation Table and the Grants of Plan-Based Awards in 2013 Table

Annual Incentive Plan: Cash Bonuses and SLO Awards.    Each of the named executive officers has a target bonus that is established by the Compensation Committee during the first quarter of the year. Also, each of the named executive officers has the opportunity at a time determined by the Compensation Committee (generally prior to the start of the performance year) to designate a portion of his or her annual bonus to be received as an equity award under the 2005 Contingent Stock Plan, called a stock leverage opportunity (SLO) award. The portion to be denominated as SLO awards, in increments of 25% of the annual bonus, may be given a premium to be determined by the Compensation Committee each year. The stock price used to calculate the number of shares that can be earned is the closing price on the first trading day of the performance year, thereby reflecting stock price changes during the performance year in the value of the SLO award.

Once the amount of the annual bonus that has been earned has been determined for each named executive officer following the end of the year, the cash portion is paid out shortly thereafter, and the SLO award is provided in the form of an award of restricted stock or restricted stock units under the 2005 Contingent Stock Plan that vest on the second anniversary of the grant date, or earlier in the event of death, disability or retirement from employment with the Company. The shares subject to the award are not transferable by the recipient until vesting. The award is granted on a date determined by the Compensation Committee, but no later than March 15 following the end of the performance year. Retirement for the purpose of SLO awards and the PSU awards described below means termination of employment after five or more years of employment and with years of employment plus age equal to 70 or more, except termination for cause. If the recipient ceases to be employed by the Company prior to vesting, then the shares are forfeited, except for certain circumstances following a change in control. Each SLO award is made in the form of restricted stock unless the award would be taxable to the recipient prior to the shares becoming transferable by the recipient, in which case the SLO award is made in the form of restricted stock units. Recipients who hold SLO awards in the form of restricted stock receive dividends and have the right to vote the shares of restricted stock. Recipients who hold SLO awards in the form of restricted stock units have no voting rights until shares are issued to them but do receive a cash payment in the amount of the dividends (without interest) on the shares they have earned at about the same time that shares are issued to them following the period of restriction.

Performance Share Unit Awards.    PSU awards, which are awarded under the 2005 Contingent Stock Plan, provide for a minimum one-year performance period with a targeted number of shares to be earned if performance during the period meets goals set by the Compensation Committee during the first 90 days of the period. If performance is below defined threshold levels, then no units will be earned, and if performance exceeds defined maximum levels, then a maximum number of units (above the target number) will be earned. PSU awards are not transferable by the participant until the end of the performance period and certification by the Compensation Committee with respect to each performance measure used for the award. If a participant terminates employment during the performance period due to death, disability or retirement, then the participant (or his or her estate) will receive a pro rata payout following the end of the performance period based on the portion of the performance period during which the participant was employed and based on the number of units that would have been earned by the participant if he or she had remained employed for the entire performance period prior to applying the pro rata factor. If the participant leaves employment during the performance period for any other reason, then the units are forfeited, except for certain circumstances following a change in control. At about the same time that shares are issued to participants following the performance period, participants also receive a cash payment in the amount of the dividends (without interest) that would have been paid during the performance period on the number of shares that they have earned. Holders of PSU awards have no voting rights as stockholders until shares of common stock are issued after the end of the performance period.

Restricted Stock and Restricted Stock Units.    Awards of restricted stock and restricted stock units are made under the 2005 Contingent Stock Plan, which awards provide for a vesting period. Awards vest earlier in the event of the participant’s death or disability. If a participant terminates employment prior to vesting, then the award of restricted stock or restricted stock units is forfeited, except for certain circumstances following a change in control. Within 90 days following the date of termination, the Compensation Committee can waive the forfeiture of all or a portion of an award. During the vesting period, holders of unvested shares of restricted stock (but not holders of unvested shares of restricted stock units) are entitled to receive dividends on the same basis as dividends are paid to other stockholders and are entitled to vote the unvested shares.

Outstanding Equity Awards at 2013 Fiscal Year-End

The following table shows, as of December 31, 2013, outstanding stock appreciation rights held by Mr. Sagnak and outstanding and unvested stock awards under the 2005 Contingent Stock Plan for the named executive officers. All market or payout values in the table shown for stock awards are based on the closing price of common stock on December 31, 2013 of $34.05 per share.

		Option Awards					Stock Awards
Name	Type of Award[1]	Number of Securities Under- lying Unexer- cised Options (#) Exer- cisable	Number of Securities Underlying Unexer- cised Options[2] (#) Unexer- cisable	Equity Incentive Plan Awards: Number of Securities Under- lying Unexer- cised Unearned Options (#)	Option Exercise Price ($)	Option Expira- tion Date	Number of Shares or Units of Common Stock That Have Not Vested[3] (#)	Market Value of Shares or Units of Common Stock That Have Not Vested[4] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[5] (#)	Equity Incentive Plan Award: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested[4] ($)
Mr. Peribere	RS						75,000	2,553,750
	13SLO						62,710	2,135,276
	12PSU3								140,155	4,772,278
	12PSU#2						25,000	851,250	25,000	851,250
	12PSU#3								150,000	5,107,500
	13PSU3								180,099	6,132,371
Ms. Lowe	RS						42,000	1,430,100
	13PSU3								42,966	1,462,992
Mr. Deily	11SLO						1,650	56,183
	12SLO						3,159	107,564
	13SLO						8,300	282,615
	12PSU3								28,398	966,952
	13PSU3								30,406	1,035,324
Dr. Kadri	13PSU3								34,719	1,182,182
Mr. Sagnak	12SLO						23,547	801,775
	13SLO						18,520	630,606
	12PSU3								34,592	1,177,858
	13PSU3								32,958	1,122,220
	SAR1	—	31,180	—	6.82	1/11/20
	SAR2	—	38,109	—	6.82	1/11/20
	SAR3	—	61,898	—	6.82	2/23/20
	SAR4	20,633	20,632	—	8.59	12/1/20
Mr. Hickey	13PSU3								90,500	3,081,525
Mr. Deméautis	12PSU3								14,820	504,621
	13PSU3								4,389	149,446
	RSU						5,635	191,872

[1]	Type of award:

RS = restricted stock award

11SLO = SLO award portion of 2011 annual bonus

12SLO = SLO award portion of 2012 annual bonus

13SLO = SLO award portion of 2013 annual bonus

12PSU3 = three-year PSU award for the performance period beginning January 1, 2012

13PSU3 = three-year PSU award for the performance period beginning January 1, 2013

12PSU#2 = The first new hire PSU award granted to Mr. Peribere

12PSU#3 = The second new hire PSU award granted to Mr. Peribere

SAR1, SAR2, SAR3, SAR4 = Cash-settled Stock Appreciation Rights on Sealed Air common stock (“SARs”) held by Mr. Sagnak which were converted from legacy Diversey awards in 2011

RSU = Restricted Stock Units granted to Mr. Deméautis in connection with his termination of employment with the Company

[2]	Mr. Sagnak’s SARs vest as follows:

Name	Type of Award	Number of Shares	Date of Vesting
Mr. Sagnak	SAR1	15,590	3/17/14
	SAR1	15,590	3/17/15
	SAR2	19,055	1/6/14
	SAR2	19,054	1/16/15
	SAR3	61,898	2/23/14
	SAR4	20,632	12/1/14

[3]

The amount shown in this column for 11SLO awards is the actual numbers of shares of restricted stock or restricted stock units earned by Mr. Deily under the stock leverage opportunity feature of the Annual Incentive Plan for 2011. The 11SLO awards for Mr. Deily were made in the form of awards of restricted stock units that vest and pay on March 9, 2014, or earlier in case of death, disability or retirement. Mr. Deily is retirement eligible.

The amounts shown in this column for 12SLO awards are the actual numbers of shares of restricted stock or restricted stock units earned by Messrs. Deily and Sagnak under the stock leverage opportunity feature of the Annual Incentive Plan for 2012. The 12SLO awards for Messrs. Deily and Sagnak were made in the form of awards of restricted stock that vest and pay on March 13, 2015, or earlier in case of death, disability or retirement. Messrs. Deily and Sagnak are retirement eligible.

The amounts shown in this column for 13SLO awards are the actual numbers of shares of restricted stock or restricted stock units earned by each named executive officer under the stock leverage opportunity feature of the Annual Incentive Plan for 2013. The 13SLO awards for all named executive officers were made in the form of awards of restricted stock that vest and pay on March 14, 2016, or earlier in case of death, disability or retirement. Messrs. Deily and Sagnak are retirement eligible, and Mr. Peribere and Ms. Lowe are not retirement eligible.

The amount shown for the 12PSU#2 award for Mr. Peribere is the actual number of shares earned for the performance period from September 1, 2012 through August 31, 2013 based on our relative TSR performance. These shares will vest on August 31, 2016, or earlier in case of Mr. Peribere’s death or disability.

RS and RSU awards vest as follows:

Name	Type of Award	Number of Shares or Units	Date of Vesting
Mr. Peribere	RS	50,000	09/01/2015
	RS	25,000	09/01/2016
	13SLO	38,961	03/13/2016
Ms. Lowe	RS	42,000	07/12/2015
Mr. Deily	11SLO	1,650	03/09/2014
	12SLO	3,159	03/13/2015
	13SLO	8,300	03/13/2016
Mr. Sagnak	12SLO	23,547	03/13/2015
	13SLO	18,520	03/13/2016
Mr. Deméautis	RSU	5,635	06/25/2016

[4]	The market or payout values shown in this column are based on the closing price of common stock on December 31, 2013 of $34.05 per share as reported on the NYSE.

[5]

12PSU3 awards are performance shares unit awards for the performance period January 1, 2012 through December 31, 2014 that vest on the latter date. Pursuant to Securities and Exchange Commission rules, the amounts shown in this column for 12PSU3 awards represent 100% of the target number of shares, since the previous fiscal year’s performance has exceeded the threshold performance goals, and the next highest performance measure is target performance. Therefore the hypothetical amounts shown in the table are based on the assumption that the 12PSU3 awards granted in 2012 would vest at 100% of the target level.

13PSU3 awards are performance shares unit awards for the performance period January 1, 2013 through December 31, 2015 that vest on the latter date. Pursuant to Securities and Exchange Commission rules, the amounts shown in this column for 13PSU3 awards represent 100% of the target number of shares, since the previous fiscal year’s performance has exceeded the threshold performance goals, and the next highest performance measure is target performance. Therefore the hypothetical amounts shown in the table are based on the assumption that the 13PSU3 awards granted in 2013 would vest at 100% of the target level. Mr. Hickey’s 13PSU3 award has a modified vesting policy that provides for the full vesting of the award, rather than a pro-rata portion vesting as of the date of his retirement.

The amount shown for the 12PSU#2 award for Mr. Peribere is based on threshold performance for the remaining performance-based portion of the award outstanding as of December 31, 2013. The remaining performance-based portion of the award becomes earned in three separate tranches of 25,000 shares each (for a total of 75,000 shares) based on our relative TSR for the three consecutive 12-month performance periods ending on August 31 in each of 2014, 2015 and 2016. The shares for a tranche are earned if our relative TSR for the applicable 12-month performance period is at or above median of the peer group.

The amounts shown for the 12PSU3 and 13PSU3 awards granted to Mr. Deméautis is net of the number of shares forfeited due to his termination of employment.

Stock Vested in 2013

The following table shows the number of shares acquired by the named executive officers on vesting of stock awards during 2013, as well as the value of the shares realized upon vesting. All awards were awarded under the 2005 Contingent Stock Plan.

Name		Option Awards		Stock Awards
	Type of Award	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mr. Deily	10SLO			2,918	68,048
	11PSU			8,423	286,803
Mr. Sagnak	SAR1	31,181	724,335
	SAR2	19,055	442,648
	SAR3	123,797	2,875,804
	SAR4	41,266	885,568
Mr. Hickey	10SLO			7,664	178,724
	11PSU			66,578	2,266,981
Mr. Deméautis	11PSU			6,959	236,954

The value of the SLO portion of the 2010 annual bonus (10SLO) is based on the closing price of common stock on the vesting date. The 10SLO awards vested on March 13, 2013. In all cases the Company withheld a portion of the vested shares to cover withholding taxes due upon payment of shares under the award.

The 2011 three-year PSU (11PSU) awards represent the actual number of shares earned for the performance period from January 1, 2011 through December 31, 2013 that vested on December 31, 2013. The values for such awards are based on the closing price of common stock on December 31, 2013 of $34.05 per share and represent 42% of target.

Mr. Sagnak exercised the SARs on August 7, 2013. The value of the SARs is based on the closing price of common stock on August 7, 2013 of $30.05 net of the applicable exercise price for the SARs.

Pension Benefits in 2013

Mr. Deily participates in the Sealed Air Corporation Restoration Plan for Cryovac Employees, a tax-qualified defined benefit plan that covers the employees of our Cryovac operations who participated in a defined benefit plan maintained by a prior employer immediately prior to March 31, 1998.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payment During Last Fiscal Year ($)
Mr. Deily	Restoration Plan for Cryovac Employees	31.1	0	0

The Restoration Plan for Cryovac Employees provides a retirement benefit that is based on the amount by which the benefit assuming the participant had remained in the prior employer’s defined benefit plan until retirement exceeds assumed benefits under our Profit-Sharing Plan plus the accrued benefit as of March 31, 1998 under the prior employer’s plan. This calculation resulted in an accumulated benefit for Mr. Deily of $0 at December 31, 2013.

The number of years of credited service at December 31, 2013 includes service with the prior employer of 15.2 years for Mr. Deily. The present value of the accumulated benefit at December 31, 2013 is calculated assuming a retirement age of 65. The Restoration Plan for Cryovac Employees provides for normal retirement at age 65 and early retirement at age 55. Mr. Deily is eligible for early retirement but not eligible for normal retirement. Benefits are generally paid as a single life annuity, but benefits can be paid in other forms, including joint and survivor annuities and straight life annuities, although the value of each form of payment is the same.

The normal retirement benefit is a monthly amount equal to the excess of (i) the sum of 1% of the average of the annual compensation for the highest five consecutive 12-month periods during the last 15 years of service (the final average compensation) plus 0.4 of 1% of the final average compensation in excess of the average Social Security wage bases during the 35 years ending with the year in which the participant attains Social Security retirement age, multiplied by the years of credited service, over (ii) the accrued monthly benefit as of March 31, 1998 under the defined benefit plan maintained by the prior employer plus the participant’s assumed accrued benefit under our Profit-Sharing Plan. The early retirement benefit is calculated in a similar manner after applying actuarial equivalent factors to the calculation described in (i) of the preceding sentence and based on the early retirement factors in effect on March 31, 1998 under the defined benefit plan maintained by the prior employer. The participant’s assumed accrued benefit under our Profit-Sharing Plan is determined by crediting 8.5% interest to our contribution to the Profit-Sharing Plan each year from the date of contribution to the date of determination, summing all of these adjusted contributions, and converting the result to an annual benefit payable for the life of the participant. The Restoration Plan for Cryovac Employees also provides a pre-retirement death benefit in the amount of 75% of the normal retirement benefit under a 75% joint and survivor annuity that would commence on the participant’s 65th birthday.

Payments Upon Termination or Change in Control

We do not have any severance programs or agreements covering any of our named executive officers, except for the arrangements described below and benefits generally available to salaried employees, also noted below. We also have no programs or agreements providing any payments or benefits to our named executive officers in connection with a change in control, except as part of our equity compensation awards as discussed in more detail below. The following describes arrangements that address cash payments or other benefits to certain of our named executive officers following termination of employment:

•

Peribere Employment Agreement:    When he was hired, Mr. Peribere signed an employment agreement. See the discussion above in “Compensation Discussion and Analysis—Employment, Severance and Change in Control Arrangements” for more details. Mr. Peribere is entitled to certain severance benefits upon a termination of employment by the Company without “cause” (as defined in the agreement) at any time during the “Initial Term” of the agreement, which is the four-year period ending August 31, 2016. Upon a termination of employment without cause on December 31, 2013, Mr. Peribere would have been entitled to total cash severance payments equal to $2,827,500 (comprised of the following individual components: (1) $559,167 for his bonus for 2013, based on minimum bonus to be paid when bonuses are normally paid, (2) $1,150,000 for one year of continued salary payments, and (3) $1,118,333 for his target annual bonus for 2013, paid in 12 monthly installments following termination). The severance payments are conditioned on Mr. Peribere providing the Company with a release of claims and complying with certain post-employment covenants including an 18-month non-compete. (Note that the treatment of Mr. Peribere’s equity awards that were granted under the employment agreement upon a termination of employment or a change in control is discussed below.)

•

Sagnak Employment Agreement:    In connection with the acquisition of Diversey, the Company assumed an employment agreement with Mr. Sagnak, dated December 1, 2010. See the discussion above in “Compensation Discussion and Analysis—Employment, Severance and Change in Control Arrangements” for more details. Under the terms of the agreement, if Mr. Sagnak is terminated without “cause” or resigns for “good reason” (each as defined in the agreement), he will be entitled to: (a) a continuation of his base salary for a period of two years, (b) a prorated bonus at the target level for the year in which he was terminated, (c) a bonus at the target level for year two year base salary continuation period and (d) a senior executive level outplacement program. Additionally, if Mr. Sagnak is terminated without cause or resigns for good reason, the Company will relocate him back to his home country. In the event that the Company does not extend Mr. Sagnak’s employment beyond the initial term or a renewal term, it will be considered a termination other than for cause. Upon a termination without cause on December 31, 2013, Mr. Sagnak would have been entitled to $1,463,876 (comprised of (a) $1,017,294 for his base salary for a period of two years, (b) $446,582 for a bonus at the target level for a two year period.

•

Non-Compete and Confidentiality Agreements:    When Ms. Lowe was hired she signed a Non-Compete and Confidentiality Agreement. See the discussion above in “Compensation Discussion and Analysis—Employment, Severance and Change in Control Arrangements” for more details. Under this agreement, the executive would be entitled to two months’ salary as consideration for the non-compete and other covenants benefiting the Company contained in the agreement, payable in case of any termination of employment by the Company other than for gross misconduct. Amounts are not payable in case of voluntary resignation, retirement, disability or death while employed. The amount each named executive officer would have received had his employment been terminated as of December 31, 2013 by the Company (other than for gross misconduct) is as follows: Mr. Peribere as described above; Ms. Lowe—$90,052; Mr. Deily—$0; Dr. Kadri—$0; Mr. Sagnak as described above; Mr. Hickey-$0; and Mr. Deméautis—$0.

•

Discount on Car Purchases:    The Company generally permits a retiring employee in the U.S. who had the use of a Company-leased car while employed to purchase the car at a discount to fair market value. Employees who leave employment for any other reason are not generally eligible for this benefit. See the discussion under “Compensation Discussion and Analysis—Perquisites and Other Personal Benefits” for more details. The discount each U.S. named executive officer would have received had he/she retired as of December 31, 2013 is as follows: Mr. Peribere—$0; Ms. Lowe—$3,000; Mr. Deily—$0; and Mr. Hickey—$0.

•

Deméautis Settlement Agreement and Indemnity Agreement:    In connection with Mr. Deméautis’ termination of employment in August 2013, he entered into a settlement agreement. Under the terms of such settlement agreement, Mr. Deméautis received (i) a cash payment of €620,000, (ii) the right to receive a prorated number of shares that he would otherwise be entitled to under his 2011, 2012 and 2013 performance stock unit awards, and (iii) the grant of 5,635 restricted stock units, subject to the Company’s standard terms, including with a three-year vesting period. In addition, Mr. Deméautis received €480,000 under an indemnity agreement in lieu of a termination indemnity to which Mr. Deméautis would otherwise be eligible that is provided to all management employees of Sealed Air S.A.S. under the applicable collective bargaining agreement.

•

Hickey Retirement Arrangement:    The Compensation Committee approved new compensation arrangements for Mr. Hickey, the Company’s former executive Chairman of the Board and Chief Executive Officer. Upon Mr. Hickey’s resignation from his executive Chairman position and his employment with the Company at the time of the 2013 Annual Meeting of Stockholders, Mr. Hickey received cash compensation equal to $185,000 for 2013 for his service as Chief Executive Officer for the first two months of 2013 and as executive Chairman for the first five months of 2013. This represented an annual base salary rate of $100,000 pro-rated for January and February 2013, and an annual base salary rate of $675,000 pro-rated for the period of March through May 2013. Additionally, Mr. Hickey was granted a 2013 performance share unit award with a target equal to $2,196,000. The performance goals applicable to this award were the same as those applicable to the other executive officers and senior executives of the Company. The Compensation Committee also approved that Mr. Hickey’s 2011 performance share unit award would continue to vest in accordance with its original vesting schedule without any pro rata adjustment due to his retirement in May 2013, but subject to the applicable performance conditions.

Our incentive award programs include provisions addressing the extent to which the award becomes vested and payable or is forfeited upon termination of employment. The following briefly describes the key features of these provisions. See also “Description of Annual and Long-Term Incentive Awards in the 2013 Summary Compensation Table and the Grants of Plan-Based Awards in 2013 Table” above for more details.

•

Annual Bonus Awards:    Under the Annual Incentive Plan, employees must remain employed through the applicable payment date in order to be entitled to receive an annual bonus for a year; otherwise, payment of the annual bonus is at the discretion of the Company. Bonuses are paid during the month of March for the prior year, so termination of the named executive officers as of the end of 2013 would have meant that they were not entitled to receive a cash bonus or SLO award based on 2013 performance. For 2013, the Company’s usual practice for employees was to pay an annual bonus in the event of termination of employment as of the end of the year due to death, disability or retirement and not to pay an annual bonus in the case of involuntary termination due to gross misconduct. With respect to a voluntary resignation or other involuntary termination, the payment of an annual bonus is discretionary depending on the circumstances.

The annual bonus paid (as cash and/or SLO award) under the Annual Incentive Plan to each named executive officer for 2013 was as follows: Mr. Peribere—$1,800,000; Ms. Lowe—$449,507; Mr. Deily—$476,357; Dr. Kadri—$355,597; Mr. Sagnak—$265,785; Mr. Hickey—$0; and Mr. Deméautis—$0. These amounts may not represent the amounts that would have been awarded if the named executive officers had terminated employment at the end of 2013 for any of the reasons noted above.

•

Restricted Stock and Restricted Stock Units:    These awards will vest in case of death or disability before the scheduled vesting date and will generally forfeit for any other termination of employment before the scheduled vesting date with three exceptions. First, SLO awards that have been awarded as restricted stock shares or units after the end of the performance year will vest in full upon retirement. Second, restricted stock shares or units will vest upon a termination of employment by the Company without cause or by the executive with good reason that occurs within two years after a change in control. Third, within 90 days following the date of termination, the Compensation Committee can waive the forfeiture of restricted stock shares or units.

•

Performance Share Units:    Termination of employment before the end of the performance period generally results in the forfeiture of any outstanding PSU awards with two exceptions. First, in case of death, disability or retirement before the end of the performance period, a pro rata number of the PSUs will become payable after the end of the performance period, based on the actual performance results for the performance period. Second, in case of a change in control of the Company followed within two years by a termination of employment by the Company without cause or by the executive with good reason, a pro rata number of the PSUs will become payable as of the date of termination based on target performance (or actual performance through the quarter prior to the change in control, if greater).

Mr. Peribere’s two new hire PSU awards generally follow the same termination treatment provisions as other PSU awards, with (i) pro rata vesting based on actual performance in case of termination due to death or disability and (ii) pro rata vesting based on target performance (or actual performance through the quarter prior to the change in control, if greater) for a termination without cause or with good reason within two years after a change in control. The first of those two new hire PSU awards includes certain unique provisions due to the design of the award. First, the pro rata vesting described above applies only to the one-year performance period then in effect at the date of termination. Second, no amount is payable for any one-year performance period beginning after the date of termination. Finally, for any portion of the award that has become earned based on relative TSR performance for a prior one-year performance period but has not yet been paid (because each annual amount to the extent earned is generally not paid until after August 31, 2016 under the terms of the award), that amount will be forfeited in case of a termination for cause, but otherwise will be paid according to schedule (or earlier in case of death or disability) for any other termination of employment.

Mr. Sagnak currently holds cash-settled stock appreciation rights on Sealed Air common stock (“SARs”). The SARs were granted on October 3, 2011, in connection with Sealed Air’s acquisition of Diversey, as a substitution for certain stock options that Mr. Sagnak held with respect to Diversey stock. The SARs generally vest and become exercisable over time but include the following provisions regarding accelerated vesting. First, 100% of Mr. Sagnak’s unvested SARs accelerate upon death or disability. Second, 100% of Mr. Sagnak’s unvested SARs accelerate upon a termination of employment by the Company without Cause (as defined in the SAR award agreement) or by Mr. Sagnak due to a Constructive Termination (as defined in the SAR award agreement), in either case, on or before October 3, 2013. Third, 100% of Mr. Sagnak’s unvested SARs accelerate upon a change in control of the Company.

The following table shows the amounts that would have been payable to the named executive officers under these equity award programs for a termination of employment as of December 31, 2013, based on the closing price of the Company’s common stock of $34.05 as of that date.

Name	Type of Award	Death or Disability	Involuntary for gross misconduct		Involuntary (all others)	Voluntary	CIC only	CIC + qualifying termination[1]
Mr. Peribere	RS	2,553,750	0		0	0	0	2,553,750
	SLO[2]	2,135,276	0		0	0	0	2,135,276
	12PSU3[3]	2,727,016	0		0	0	0	2,727,016
	12PSU#2[4]	1,135,000	0		851,250	851,250	0	1,135,000
	12PSU#3[5]	1,702,500	0		0	0	0	1,702,500
	13PSU3[3]	2,042,080	0		0	0	0	2,042,080
Ms. Lowe	RS	1,430,100	0		0	0	0	1,430,100
	PSU[3]	487,176	0		0	0	0	487,176
Mr. Deily	SLO[2]	446,361	446,361	[6]	446,361	446,361	0	446,361
	PSU[3]	988,753	0		988,753	988,753	0	988,753
Dr. Kadri	PSU[3]	393,667	0		0	0	0	393,667
Mr. Sagnak	SLO[2]	1,432,381	1,432,381	[6]	1,432,381	1,432,381	0	1,432,381
	PSU[3]	1,158,153	0		1,158,153	1,158,153	0	1,158,153
	SAR[7]	4,097,513	0		0	0	4,097,513	0

[1]

The amounts shown in the column labeled “CIC + qualifying termination” represent the amounts that would have been paid to the named executive officers if a change in control had occurred within the two-year period ending December 31, 2013 and a qualifying termination of employment had occurred at the end of 2013.

[2]	The amounts shown in these rows represent the amounts that would have been paid to the named executive officer in connection with the 2011 and 2012 SLO awards.

[3]

The amounts shown in these rows represent the amounts that would have been paid to the named executive officer in connection with his (i) 2012 three-year PSU award assuming achievement of 100% of the target performance under the principal performance goals for the 2012 three-year PSU awards, including for the column labeled “CIC + qualifying termination;” plus (ii) 2013 three year PSU award assuming achievement of 100% of the target performance under the principal performance goals for the 2013 three-year PSU awards, including for the column labeled “CIC + qualifying termination.”

Messrs. Deily and Sagnak are retirement-eligible under the terms of these PSU awards, so any voluntary or involuntary termination of employment on December 31, 2013 would be treated as a retirement except for an involuntary termination for gross misconduct. Mr. Peribere, Ms. Lowe and Dr. Kadri were not retirement-eligible at the end of 2013.

[4]

The amounts shown in this row represent the pro rata amount that would have been paid under the first of Mr. Peribere’s new hire PSU awards, assuming the performance goal for the September 1, 2013—August 31, 2014 performance period is attained.

[5]

The amounts shown in this row represent the pro rata amount that would have been paid on the second of Mr. Peribere’s new hire PSU awards, assuming target performance for the four-year performance period.

[6]

SLO awards held by retirement-eligible officers are not forfeited upon an involuntary termination for gross misconduct. However, depending on the circumstances, the Recoupment Policy might require the named executive officer to reimburse the Company for all or part of this award.

[7]

The amounts shown for SARs represent the value of the accelerated vesting that Mr. Sagnak would be entitled to upon an accelerated vesting event on December 31, 2013, based on the closing price of the Company’s common stock of $34.05 as of that date, net of any applicable exercise price for the SARs.

The benefits described or referenced above are in addition to benefits available generally to salaried employees of the Company upon termination of employment, such as, for employees in the United States, distributions under the Sealed Air Corporation 401(k) Thrift Plan and the Profit-Sharing Plan of Sealed Air Corporation, non-subsidized retiree medical benefits, disability benefits and accrued vacation pay.

Equity Compensation Plan Information

The following table provides information as of December 31, 2013 with respect to shares of common stock that may be issued under the 2005 Contingent Stock Plan of Sealed Air Corporation and the Sealed Air Corporation 2002 Stock Plan for Non-Employee Directors.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans[1,2] (c)
Equity compensation plans approved by stockholders[3]	1,726,888	—	3,949,811	[1]
Equity compensation plans not approved by stockholders	—	—	—

Total[2]	1,726,888	—	3,949,811

[1]	Excludes securities reflected in column (a).

[2]

This number of securities is comprised of 5,562,935 shares available at December 31, 2013 for awards under the 2005 Contingent Stock Plan and 113,764 shares available under the 2002 Director’s Stock Plan (as disclosed in the Company’s 2013 Annual Report on Form 10-K), less the 1,726,888 of securities to be issued upon exercise included in column (a) in the table above.

[3]	Consists of the 2005 Contingent Stock Plan of Sealed Air Corporation and the 2002 Stock Plan for Non-Employee Directors. Column (a) includes the following as of December 31, 2013:

•

132,733 restricted stock units awarded under the 2011 three-year PSU award. This number reflects an assumption that such awards are paid out based upon the achievement above the target level of performance conditions, resulting in an award equal to 42% of the target.

•

312,813 restricted stock units awarded under the 2012 three-year PSU award. This number reflects an assumption that such awards are paid out based upon the achievement below the target level of performance conditions, resulting in an award equal to 71% of the target.

•

536,771 restricted stock units awarded under the 2013 three-year PSU award. This number reflects an assumption that such awards are paid out based upon the achievement at the target level for performance conditions, resulting in an award equal to 100% of the target.

•	15,775 shares of restricted stock awarded under the 2005 Contingent Stock Plan but not yet issued as of December 31, 2013.

•	506,345 non-vested restricted stock units under the 2005 Contingent Stock Plan as of December 31, 2013.

•	103,437 restricted stock shares and restricted stock units awarded as 2013 SLO awards.

•	119,014 deferred stock units held by non-employee directors.

There is no exercise price for shares or units awarded under the 2005 Contingent Stock Plan. There was no exercise price for deferred stock units credited to the accounts of non-employee directors in 2012. As of December 31, 2012, there were 5,562,935 shares available for future awards under the 2005 Contingent Stock Plan and 113,764 shares available for future awards under the 2002 Directors Stock Plan.

The following summarizes the Company’s equity compensation plan information as of December 31, 2013:

•	There were no stock options or stock-settled stock appreciation rights outstanding;

•	There were 1,397,350 shares of unvested time-based RS awards outstanding;

•	There were 728,796 shares covering unvested time-based or deferred RSU awards outstanding (including unvested SLO awards and deferred stock units under the 2002 Stock Plan for Non-Employee Directors);

•	There were 982,317 shares covering unvested PSU awards outstanding (assuming target performance); and

•

There was an aggregate of 3,949,811 shares available for future grants under the 2002 Stock Plan for Non-Employee Directors and the 2005 Contingent Stock Plan (and no shares available under any other plans of the Company).

Approval of the 2014 Omnibus Incentive Plan (Proposal 11)

On February 18, 2014, the Board of Directors approved, subject to stockholder approval, the Sealed Air Corporation 2014 Omnibus Incentive Plan (the “2014 Plan”). If the 2014 Plan is approved by our stockholders, it will authorize the issuance of a number of shares of Sealed Air common stock equal to the sum of (A) 4,250,000 shares plus (B) the number of shares that remain available for awards under the Sealed Air Corporation 2002 Stock Plan for Non-Employee Directors, the 2005 Contingent Stock Plan of Sealed Air Corporation, and the Sealed Air Corporation Performance-Based Compensation Program (together, the “Predecessor Plans”). The 2014 Plan will replace the Predecessor Plans, and no new awards will be granted under the Predecessor Plans. Any awards outstanding under the Predecessor Plans on the date of stockholder approval of the 2014 Plan will remain subject to and be paid under the Predecessor Plans, and any shares subject to outstanding awards under the Predecessor Plans that subsequently cease to be subject to such awards (other than by reason of settlement of the awards in shares) will automatically become available for issuance under the 2014 Plan.

The Board of Directors recommends that stockholders approve the 2014 Plan. The purpose of the 2014 Plan is to enhance the Company’s ability to attract and retain highly qualified officers, non-employee directors, key employees, consultants and advisors, and to motivate such service providers to serve the Company and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. The 2014 Plan also allows the Company to promote greater ownership in the Company by such service providers in order to align their interests more closely with the interests of the Company’s stockholders. Stockholder approval of the 2014 Plan will also enable the Company to grant awards under the 2014 Plan that are designed to qualify for special tax treatment under Section 422 of the Code, and to enable the Company to design both cash-based and equity-based awards intended to be fully deductible as “performance-based compensation” under Code Section 162(m). As compared to the Predecessor Plans, the 2014 Plan will provide the Company with greater flexibility as to the types of incentive compensation awards that it may provide, including awards of stock options, stock appreciation rights and other stock-based awards.

Under Code Section 162(m), we are generally prohibited from deducting compensation paid to “covered employees” in excess of $1 million per person in any year. “Covered employees” are defined as the chief executive officer and the three other most highly compensated named executive officers (excluding the chief financial officer). Compensation that qualifies as “performance-based” is not subject to the $1 million limit. In general, one of the requirements that must be satisfied to qualify as “performance-based” compensation is that the material terms of the performance goals under which the compensation may be paid must be disclosed to and approved by a majority vote of our stockholders, generally at least once every five years. For purposes of Code Section 162(m), the material terms of the performance goals generally include (a) the individuals eligible to receive compensation upon achievement of performance goals, (b) a description of the business criteria on which the performance goals may be based, and (c) the maximum amount that can be paid to an individual upon attainment of the performance goals. By approving the 2014 Plan, stockholders also will be approving the material terms of the performance goals under the 2014 Plan. The material terms of the performance goals for the 2014 Plan are disclosed below under “Summary of the 2014 Plan.” Although stockholder approval of the 2014 Plan will provide flexibility to grant awards under the 2014 Plan that qualify as “performance-based” compensation under Code Section 162(m), we retain the ability to grant awards under the 2014 Plan that do not qualify as “performance-based” compensation under Code Section 162(m).

Key Features

The following features of the 2014 Plan will continue to protect the interests of our stockholders:

Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and stock appreciation right, or SAR, is ten years.

No repricing or grant of discounted stock options.    The 2014 Plan does not permit the repricing of options or stock appreciation rights either by amending an existing award or by substituting a new award at a lower price. The 2014 Plan prohibits the granting of stock options or stock appreciation rights with an exercise price less than the fair market value of the common stock on the date of grant.

Clawback. Awards granted under the 2014 Plan are subject to any then current compensation recovery or clawback policy of the Company that applies to awards under the 2014 Plan.

Double-trigger acceleration. Under the 2014 Plan we do not accelerate vesting of awards that are assumed or replaced by the resulting entity after a change in control unless an employee’s employment is also terminated by the Company without cause or by the employee with good reason within two years of the change in control.

Code Section 162(m) Eligibility. Provides flexibility to grant awards under the 2014 Plan that qualify as “performance-based” compensation under Code Section 162(m).

Dividends.    We do not pay dividends or dividend equivalents on stock options, stock appreciation rights or unearned performance shares.

Summary of the 2014 Plan

The principal features of the 2014 Plan are summarized below. The following summary of the 2014 Plan does not purport to be a complete description of all of the provisions of the 2014 Plan. It is qualified in its entirety by reference to the complete text of the 2014 Plan, which is attached to this proxy statement as Annex D.

Eligibility

Awards may be granted under the 2014 Plan to officers, employees, consultants and advisors of the Company and its affiliates and to non-employee directors of the Company. Incentive stock options may be granted only to employees of the Company or its subsidiaries. As of March 24, 2014, approximately 2,600 individuals were eligible to receive awards under the 2014 Plan, including 16 executive officers and nine non-employee directors.

Administration

The 2014 Plan may be administered by the Board of Directors or the Compensation Committee. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards.

Number of Authorized Shares

The number of shares of common stock authorized for issuance under the 2014 Plan is the sum of (A) 4,250,000 shares plus (B) the number of shares of common stock that remain available for awards under the Predecessor Plans as of the date of stockholder approval of the 2014 Plan. In addition, as of the date of stockholder approval of the 2014 Plan, any awards then outstanding under the Predecessor Plans will remain subject to and be paid under the Predecessor Plans and any shares then subject to outstanding awards under the Predecessor Plans that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2014 Plan. Up to 4,250,000 shares may be granted as incentive stock options under Code Section 422. The shares of common stock issuable under the 2014 Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2014 Plan and thereafter are forfeited to the Company, the shares subject to such awards and the forfeited shares will not count against the aggregate number of shares of common stock available for grant under the 2014 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2014 Plan: (a) the payment in cash of dividends or dividend equivalents under any outstanding award, (b) any award that is settled in cash rather than by issuance of shares of Common stock, (c) shares surrendered or tendered in payment of the option price or purchase price of an award or any taxes required to be withheld in respect of an award, or (d) awards granted in assumption of or in substitution for awards previously granted by an acquired company.

Awards to Non-employee Directors

No more than $500,000 may be granted in equity-based awards during any one year to a non-employee member of the Board of Directors, based on the grant date fair value for accounting purposes in the case of stock options or stock appreciation rights and based on the fair market value of the common stock underlying the award on the grant date for other equity-based awards. This limit does not apply to shares received by a non-employee director at his or her election in lieu of all or a portion of the director’s retainer for board service (described below).

After each annual meeting of stockholders, any non-employee director elected at such meeting will be eligible to receive a retainer in an amount established prior to the annual meeting by the Board. Any non-employee director elected or appointed to the Board other than at an annual meeting will be entitled to receive an interim retainer established by the Board. Retainers can be paid in either cash or shares, and retainers will be eligible for deferral under the Company’s Deferred Compensation Plan for Directors (or any similar plan maintained by the Company).

Adjustments

If certain changes in the common stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the common stock without receipt of consideration by the Company, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities for which stock options and other stock-based awards may be made under the 2014 Plan, including the individual award limits for “performance-based” compensation under Code Section 162(m), shall be equitably adjusted by the Company. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs shall be equitably adjusted by the Company.

Types of Awards

The 2014 Plan permits the granting of any or all of the following types of awards:

Stock Options.    Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. The Compensation Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of the common stock. At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed ten years) and other conditions on exercise.

Stock Appreciation Rights.    The Compensation Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the 2014 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed ten years, and the term of a tandem SAR cannot exceed the term of the related stock option.

Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.    The Compensation Committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of the common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms of the 2014 Plan and any other terms and conditions determined by the Compensation Committee.

Performance Awards. The Compensation Committee may grant performance awards, which entitle participants to receive a payment from the Company, the amount of which is based on the attainment of performance goals established by the Compensation Committee over a specified award period. Performance awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. Cash-based performance awards include annual incentive awards.

No Repricing

Without stockholder approval, the Compensation Committee is not authorized to (a) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2014 Plan, such as stock splits, (b) take any other action that is treated as a repricing under generally accepted accounting principles or (c) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, restricted stock units or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Clawback

All cash and equity awards granted under the 2014 Plan will be subject to the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such act, any policies adopted by the Company to implement such requirements, and any other compensation recovery policies as may be adopted from time to time by the Company.

Performance-Based Compensation under Section 162(m)

Performance Goals and Criteria.    Under Code Section 162(m), we generally are prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer) in excess of $1 million per person in any year. However, compensation that qualifies as “performance-based” is not subject to the $1 million limit.

If the Compensation Committee intends to qualify an award under the 2014 Plan as “performance-based” compensation under Code Section 162(m), the performance goals selected by the Compensation Committee may be based on the attainment of specified levels of one, or any combination, of the following performance criteria for the Company on a consolidated basis, and/or specified subsidiaries or business units, as reported or calculated by the Company (except with respect to the total stockholder return and earnings per share criteria): (i) cash flow; (ii) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (iii) earnings measures (including EBIT and EBITDA); (iv) return on equity; (v) total stockholder return; (vi) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (vii) return on capital; (viii) revenue; (ix) income; (x) profit margin; (xi) return on operating revenue; (xii) brand recognition/acceptance; (xiii) customer metrics (including customer satisfaction, customer retention, customer profitability, or customer contract terms); (xiv) productivity; (xv) expense targets; (xvi) market share; (xvii) cost control measures; (xviii) balance sheet metrics; (xix) strategic initiatives; (xx) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xxi) return on assets; (xxii) growth in net sales; (xxiii) the ratio of net sales to net working capital; (xxiv) stockholder value added (net operating profit after tax (NOPAT), excluding non-recurring items, less the Company’s cost of capital); (xxv) improvement in management of working capital items (inventory, accounts receivable or accounts payable); (xxvi) sales from newly-introduced products; (xxvii) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations, or other transactions; (xxviii) product quality, safety, productivity, yield or reliability (on time and complete orders); (xxix) funds from operations; (xxx) regulatory body approval for commercialization of a product; (xxxi) debt levels or reduction or debt ratios; (xxxii) economic value; (xxxiii) operating efficiency; (xxxiv) research and development achievements; or (xxxv) any combination of the forgoing business criteria. The Compensation Committee can also select any derivations of these business criteria (e.g., income shall include pre-tax income, net income, operating income, etc.).

Performance goals may, in the discretion of the Compensation Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative to the performance of one or more comparable companies or indices.

The Compensation Committee may determine at the time that the performance goals are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings).

In addition, compensation realized from the exercise of options and SARs granted under the 2014 Plan is intended to meet the requirements of the performance-based compensation exception under Code Section 162(m). These awards must have an exercise price equal at least to fair market value at the date of grant, and be granted to covered individuals by a Compensation Committee consisting of at least two outside directors, and the 2014 Plan limits the number of shares that may be the subject of awards granted to any individual during any calendar year.

Limitations.    Subject to certain adjustments for changes in our corporate or capital structure described above, participants who are granted awards intended to qualify as “performance-based” compensation under Code Section 162(m) may not be granted stock options or stock appreciation rights for more than 1,000,000 shares in any calendar year or more than 1,000,000 shares for all share-based awards that are performance awards in any calendar year. The maximum dollar value granted to any participant pursuant to that portion of a cash award granted under the 2014 Plan for any calendar year to any employee that is intended to satisfy the requirements for “performance-based compensation” under Code Section 162(m) may not exceed $10 million for an annual incentive award and $10 million for all other cash-based awards.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

Effect of Change in Control.    Under the 2014 Plan, in the event of a change in control, outstanding awards will be treated in accordance with the applicable transaction agreement. If no treatment is provided for in the transaction agreement, each awardholder will be entitled to receive the same consideration that shareholders receive in the change in control for each share of stock subject to the awardholder’s awards, upon the exercise, payment or transfer of the awards, but the awards will remain subject to the same terms, conditions, and performance criteria applicable to the awards before the change in control, unless otherwise determined by the Compensation Committee. In connection with a change in control, outstanding stock options and SARs can be cancelled in exchange for the excess of the per share consideration paid to stockholders in the transaction, minus the option or SARs exercise price.

Awards granted to non-employee directors will fully vest on an accelerated basis, and any performance goals will be deemed to be satisfied at target. For awards granted to all other service providers, vesting of awards will depend on whether the awards are assumed, converted or replaced by the resulting entity.

•

For awards that are not assumed, converted or replaced, the awards will vest upon the change in control. For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of the Company’s fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the change in control.

•

For awards that are assumed, converted or replaced by the resulting entity, no automatic vesting will occur upon the change in control. Instead, the awards, as adjusted in connection with the transaction, will continue to vest in accordance with their terms. In addition, the awards will vest if the award recipient has a separation from service within two years after the change in control by the Company other than for “cause” or by the award recipient for “good reason” (as defined in the applicable award agreement). For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of the Company’s fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the separation from service.

Definition of Change in Control.    A change in control of the Company generally means the occurrence of any of the following events:

(i)	an acquisition by any individual, entity or group of beneficial ownership of 30% or more of the outstanding voting securities of the Company entitled to vote generally in the election of directors (generally excluding any acquisition directly from the Company, any acquisition by the Company, any acquisition by any employee benefit plan of the Company or a related company, or an acquisition pursuant to certain transactions described in paragraph (iii) below);

(ii)	a change in the composition of the Board of Directors such that the “continuing directors” cease to constitute at least a majority of the Board; or

(iii)	consummation of a reorganization, merger or consolidation, a sale of all or substantially all of the Company’s outstanding assets or the acquisition of assets or stock of another entity by the Company, unless after such transaction (a) the beneficial owners of outstanding voting securities of the Company entitled to vote generally in the election of directors immediately prior to the transaction retain at least 50% of such voting securities of the company resulting from such transaction, (b) no person beneficially owns 30% or more of the then outstanding voting securities of the Company entitled to vote generally in the election of directors resulting from such transaction except to the extent such ownership existed prior to the transaction, and (c) at least a majority of the members of the board of directors of the company resulting from such transaction were “continuing directors” prior to the change in control; or

(iv)	the stockholders of the Company give approval of a complete liquidation or dissolution of the Company.

For the purposes of this definition of a change in control, “continuing director” means a director of the Company who is serving as such on the effective date of the 2014 Plan and any person who is approved as a nominee or elected to the Board by a majority of the continuing directors who are then members of the Board, but excluding anyone whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consent by or on behalf of an individual, entity or group other than the Board.

Term, Termination and Amendment of the 2014 Plan

Unless earlier terminated by the Board of Directors, the 2014 Plan will terminate, and no further awards may be granted, ten years after the date on which it is approved by stockholders. The Board may amend, suspend or terminate the 2014 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2014 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

New Plan Benefits

A new plan benefits table for the 2014 Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2014 Plan if the 2014 Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the 2014 Plan will be made at the Compensation Committee’s discretion, subject to the terms of the 2014 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2014 Plan are not determinable at this time. The equity grant program for our non-employee directors is described under the Director Compensation section in this Proxy Statement.

Run Rate

The Compensation Committee periodically reviews the rate at which the Company grants equity awards relative to its shares of common stock outstanding (sometimes referred to as the Company’s “run rate”). The Company believes that the Company’s run rate demonstrates a responsible use of the available share pool. The following table shows the number of shares granted for time-based restricted stock and RSU awards during each year for 2011-2013, the number of shares actually earned and vested for PSU awards during that period, and the weighted-average number of common shares outstanding each year. The Company did not grant any stock options during this period.

Year	Number of Time-Based Restricted Stock and RSU Awards Granted	Number of Shares Issued Following Vesting of Earned PSU Awards	Number of Options and SARS Granted	Weighted-Average Number of Common Shares Outstanding
2011	442,300	1,114,139	0	192,062,185
2012	895,320	1,155,018	0	194,557,669
2013	585,825	472,865	0	196,198,672

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2014 Plan generally applicable to the Company and to participants in the 2014 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options.    A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights.    A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards.    A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Unrestricted Stock Awards.    Upon receipt of an unrestricted stock award, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the participant with respect to the shares.

Other Stock or Cash-Based Awards.    The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms of each award.

Tax Consequences to the Company.    In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A.    We intend that awards granted under the 2014 Plan comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding.    We are authorized to deduct or withhold from any award granted or payment due under the 2014 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2014 Plan until all tax withholding obligations are satisfied.

The Board of Directors recommends a vote FOR the approval of the 2014 Omnibus Incentive Plan.

Advisory Vote to Approve Our Executive Compensation (Proposal 12)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. At our 2012 Annual Meeting, we asked our stockholders to indicate if we should hold a “say-on-pay” vote every one, two or three years. Consistent with the recommendation of our Board of Directors, our stockholders indicated by advisory vote their preference to hold a say-on-pay vote annually. After consideration of the 2012 voting results, and based upon its prior recommendation, our Board of Directors elected to hold a stockholder “say-on-pay” vote annually.

Our compensation program is intended to provide appropriate and balanced incentives toward achieving our annual and long-term strategic objectives, to support a performance-oriented environment based on the attainment of goals and objectives intended to benefit us and our stockholders and to create an alignment of interests between our executives and our stockholders. This approach has resulted in our ability to motivate our existing executives and to attract new executives with the skills and attributes that we need. Please refer to “Executive Compensation—Compensation Discussion and Analysis—Summary of Compensation Programs” for an overview of the compensation of our named executive officers.

We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules, which disclosures include the disclosures under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this proxy statement.

Accordingly, stockholders are being asked to vote on the following resolution:

RESOLVED, that the stockholders of Sealed Air Corporation approve the compensation paid to Sealed Air Corporation’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

This vote is advisory and therefore not binding on the Company, the Compensation Committee or the Board of Directors. However, the Board of Directors and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Our Board of Directors recommends a vote FOR the approval of the compensation paid to Sealed Air Corporation’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

Selection of Independent Auditor (Proposal 13)

The Audit Committee has approved the retention of KPMG LLP, an Independent Registered Public Accounting Firm, as our independent registered public accounting firm to examine and report on the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting for the fiscal year ending December 31, 2014, subject to ratification of the retention by the stockholders at the Annual Meeting. KPMG has acted as the independent registered public accounting firm since 1998, and the Audit Committee considers the firm to be well qualified. In the absence of contrary specification, the Proxy Committee will vote proxies received in response to this solicitation in favor of ratification of the appointment. Even if the proposal is approved, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year.

We expect that representatives of KPMG will be present at the Annual Meeting. The KPMG representatives will have the opportunity to make a statement if they desire to do so, and we expect that they will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR this proposal.

Principal Independent Auditor Fees

The following table sets forth the aggregate fees billed to the Company by KPMG LLP for professional services rendered for the fiscal years ended December 31, 2013 and 2012:

	2013	2012
Audit Fees[1]	$10,002,000	$10,396,000
Audit-Related Fees[2]	668,000	1,082,000
Tax Fees[3]	1,277,000	1,303,000
Total Fees	$11,947,000	$12,781,000

[1]

2013 and 2012 audit fees include services relating to the audit of the annual consolidated financial statements, audit of the effectiveness of internal control over financial reporting, review of quarterly consolidated financial statements, statutory audits, comfort letters and consents, and review of documentation filed with the SEC and other offerings.

[2]

Includes services in 2013 and 2012 related to Company divestitures, employee benefit plan audits and assistance with statutory audit matters in 2013 and 2012 and assistance with assessing the financial statement impacts of the Company’s European Principal Company strategy in 2012.

[3]	Includes global tax compliance services and services for special tax projects.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires the Committee or a member of the Committee to pre-approve all engagements with Sealed Air’s independent auditor. Each year, the Audit Committee must approve the independent auditor’s retention to audit the Company’s financial statements, subject to ratification by the stockholders at the Annual Meeting. The Audit Committee also approves the estimated fees associated with the audit before the audit begins. The Audit Committee or a member of the Committee also pre-approves any engagement of an auditing firm other than the independent auditor to perform a statutory audit for any of our subsidiaries. The Audit Committee or its chair pre-approved all services provided by KPMG LLP during 2013.

Report of the Company’s Audit Committee

The Audit Committee of the Board is responsible for providing independent, objective oversight of our financial reporting processes and internal controls. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the current charter is available on the Company’s web site at www.sealedair.com.

Management is responsible for our system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on our internal control over financial reporting. The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for issuing a report on the financial statements and the effectiveness of our internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and KPMG LLP, the independent auditor of Sealed Air, to review and discuss the December 31, 2013 audited consolidated financial statements. Our management represented that we had prepared the consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with KPMG the matters required by Statement on Auditing Standards No. 16, “Communications With Audit Committees.”

The Audit Committee received from KPMG the written communication that is required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee discussed with KPMG that firm’s independence. The Audit Committee also considered whether KPMG’s provision of non-audit services and the audit and non-audit fees paid to KPMG were compatible with maintaining that firm’s independence. On the basis of these reviews, the Audit Committee determined that KPMG has the requisite independence.

Management completed the documentation, testing and evaluation of our system of internal control over financial reporting as of December 31, 2013 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and from KPMG at Committee meetings throughout the year and provided oversight of the process. Prior to filing the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 with the SEC, the Audit Committee also reviewed management’s report on the effectiveness of our internal control over financial reporting contained in our Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by KPMG, also included in our Form 10-K. KPMG’s report included in our Form 10-K related to its audit of our consolidated financial statements and the effectiveness of our internal control over financial reporting.

Based upon the Audit Committee’s discussions with management and the independent auditor and the Audit Committee’s review of the information provided by and the representations of management and the independent auditor, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the year ended December 31, 2013 be included in our Annual Report on Form 10-K for the year ended December 31, 2013, to be filed with the SEC. The Audit Committee also selected KPMG as our independent auditor for the fiscal year ending December 31, 2014, subject to ratification of the selection by our stockholders.

Audit Committee

Hank Brown, Chair

Michael Chu

Patrick Duff

Kenneth P. Manning

Stockholder Proposals for the 2015 Annual Meeting

In order for stockholder proposals for the 2015 annual meeting of stockholders to be eligible for inclusion in the Company’s proxy statement and form of proxy for that meeting, the Company must receive them at its principal office at 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407-1033, directed to the attention of the Secretary, no later than December 11, 2014. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, which sets forth the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials.

Our Bylaws set forth the procedures you must follow in order to nominate a director for election or present any other proposal at an annual meeting of our stockholders, other than proposals intended to be included in company-sponsored proxy materials. In addition to any other applicable requirements, for business to be properly brought before the 2015 annual meeting by a stockholder, the stockholder must have given timely notice thereof in proper written form including all required information to the Company at 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407-1033, directed to the attention of the Secretary. To be timely, we must receive a stockholder’s notice to the Secretary at our principal office between January 22, 2015 and our close of business on February 21, 2015, provided that, if the 2015 annual meeting is called for a date that is not within 30 days before or 60 days after May 22, 2015, then the Company must receive the notice from the stockholder no later than the tenth day following the day on which the date of such meeting is publicly disclosed. We have posted a copy of our Bylaws on our web site at www.sealedair.com.

Delivery of Documents to Security Holders Sharing an Address

SEC rules permit the delivery of one annual report to security holders and proxy statement, or one Notice of Internet Availability of Proxy Materials, to two or more security holders who share an address unless we have received contrary instructions from one or more of the security holders. This delivery method is known as “householding.” Householding may provide printing and mailing cost savings. Any stockholder of record at a shared address to which a single copy of the documents was delivered who wishes to receive a separate copy of an annual report to security holders and proxy statement, or a separate Notice of Internet Availability of Proxy Materials, as applicable, can contact us by calling Shareholder Services at (201)791-7600, by sending a letter to Sealed Air Corporation, Shareholder Services, 200 Riverfront Boulevard Elmwood Park, NJ 07407 or by sending us an e-mail at investor.relations@sealedair.com, and we will promptly deliver to you the requested documents. Stockholders of record who wish to receive separate copies of these documents in the future can also contact us as stated above. Stockholders of record who share an address and are receiving multiple copies of the annual reports to security holders and proxy statements or Notices of Internet Availability of Proxy Materials can contact us as stated above to request delivery of a single copy of such documents. Stockholders who hold their shares in “street name,” that is, through a bank, broker or other holder of record, and who wish to change their householding instructions or obtain copies of these documents, should follow the instructions on their voting instruction forms or contact the holders of record.

Other Matters

The expenses of preparing, printing and mailing this notice of meeting and proxy material, making them available over the Internet, and all other expenses of soliciting proxies will be borne by us. Georgeson Inc. will solicit proxies by personal interview, mail, telephone, facsimile, e-mail, Internet or other means of electronic transmission and will request brokerage houses, banks and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the common stock held of record by these persons. We will pay Georgeson a fee of $14,000 covering its services and will reimburse Georgeson for payments made to brokers and other nominees for their expenses in forwarding soliciting material. In addition, our directors, officers and employees, who will receive no compensation in addition to their regular salary or other compensation, may solicit proxies by personal interview, mail, telephone, facsimile, e-mail, Internet or other means of electronic transmission.

On behalf of the Board of Directors,

Norman D. Finch Jr.

Vice President, General Counsel and Secretary

Elmwood Park, New Jersey

April 11, 2014

Annex A

SEALED AIR CORPORATION

STANDARDS FOR DIRECTOR INDEPENDENCE

October 23, 2008

Under the Corporate Governance Guidelines adopted by the Board of Directors of Sealed Air Corporation and the requirements of the New York Stock Exchange (NYSE), the Board of Directors must consist of a majority of independent directors. Its three standing committees—the Audit Committee, the Nominating and Corporate Governance Committee, and the Organization and Compensation Committee—are composed entirely of directors who are independent.

For a director to be deemed “independent,” the Board of Directors must affirmatively determine, based on all relevant facts and circumstances, that the director has no material relationships with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). To assist with the determination of independence, the Board of Directors has established categorical standards consistent with the corporate governance standards of the NYSE. These categorical standards require that, to be independent, a director may not have a material relationship with the Company. Even if a director meets all categorical standards for independence described below, the Board of Directors reviews all other relationships with the Company in order to conclude that each independent director has no material relationship with the Company.

The Board of Directors annually reviews the independence of all non-employee directors. The Company identifies the directors that it has determined to be independent and discloses the basis for that determination in its annual proxy statement for the election of directors.

Material Relationships with the Company

A director would be deemed to have a material relationship with the Company in any of the following circumstances:

•

the director is or has been within the last three years an employee, or has an immediate family member who is or has been within the last three years an executive officer, of the Company or any of its subsidiaries;

•

the director has received, or a member of the director’s immediate family has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company or any of its subsidiaries other than director and committee fees and pension or other forms of deferred compensation for prior service (provided that such compensation is not contingent in any way on continued service and provided further that compensation received by a director for former service as an interim chairman or executive officer or by an immediate family member for service as an employee other than an executive officer need not be considered);

•

(i) the director is, or has a member of the director’s immediate family who is, a current partner of a firm that is the internal or external auditor of the Company or any of its subsidiaries, (ii) the director is a current employee of such a firm, (iii) the director has an immediate family member who is a current employee of such a firm and who personally works on the audit of the Company or any of its subsidiaries, or (iv) the director was, or has a member of the director’s immediate family who was, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the audit of the Company or any of its subsidiaries;

•

the director is employed, or has a member of the director’s immediate family who is employed, or has been within the last three years employed, as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee;

•

the director is an employee, or has a member of the director’s immediate family who is an executive officer, of another company that makes payments to, or receives payments from, the Company and its subsidiaries for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues; or

•

the director serves as an executive officer of a charitable organization to which the Company has contributed, in any one year within the preceding three years, in excess of the greater of $1 million or 2% of the charitable organization’s consolidated gross revenues.

Material Relationships with an Executive Officer

Consistent with the expectation that non-employee directors will not have professional or financial relationships (including side-by-side investments) that could impair their independence, a director will be deemed to have a material relationship with the Company and not be considered independent, if any of the following apply:

•	the director receives, or has an immediate family member who receives, any direct compensation from an executive officer or any immediate family member of an executive officer of the Company;

•

an entity affiliated with the director or with an immediate family member of a director receives any payment from any executive officer of the Company, other than in a routine, commercial or consumer transaction with terms no more favorable than those customarily offered to similarly-situated persons;

•

the director or an immediate family member of a director receives, or is affiliated with an entity that receives, any payment, whether direct or indirect, for legal, accounting, financial or other professional services provided to an executive officer of the Company or an immediate family member of an executive officer; and

•

the director or an immediate family member of a director is a current executive officer of a tax-exempt organization that receives contributions from an executive officer of the Company, in an amount that exceeds the lesser of $100,000 or 1% of the tax exempt organization’s consolidated gross revenues in that fiscal year.

Relationships That Are Not Material

A director generally will not be deemed to have a material relationship with the Company and will be considered independent, if any of the following, when viewed singularly, apply:

•

a transaction in which the director’s interest arises solely from the director’s position as a director of another corporation or organization that is a party to the transaction, and the director did not participate in furtherance or approval of the transaction and the transaction was negotiated on an arms’ length basis;

•

a transaction in which the director’s interest arises solely from the director’s ownership of an equity or limited partnership interest in the other party to the transaction, so long as the aggregate ownership of all directors, director nominees, executive officers and five percent stockholders of the Company (together with their immediate family members) does not exceed 5% of the equity or partnership interests in that other party;

•

a transaction in which the director’s interest arises solely from the director’s status as an employee or non-controlling equity owner of a company to which the Company was indebted at the end of the Company’s last full fiscal year in an aggregate amount not in excess of 5% of the Company’s total consolidated assets;

•

ownership by the director of equity or other securities of the Company, as long as the director is not the beneficial owner, directly or indirectly, of more than 10% of any class of the Company’s equity securities;

•	the receipt by the director of compensation for service as a member of the Board of Directors or any committee thereof, including regular benefits received by other non-employee directors;

•	any other relationship or transaction that is not listed above and in which the amount involved does not exceed $120,000;

•	any immediate family member of the director having any of the above relationships; and

•	any relationship between the Company and a non-immediate family member of the director.

Definitions

For purposes of these standards:

•	An “executive officer” means an “officer” for the purposes of Rule 16a-1(f) under the Securities Exchange Act of 1934.

•

An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than tenants and domestic employees) who shares such person’s home. When applying the three-year look-back provisions above, the Company need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as “independent.” This obligation includes all business relationships between, on the one hand, directors or members of their immediate family, and, on the other hand, the Company and its affiliates or members of senior management and their affiliates, whether or not such business relationships are subject to any other approval requirements of the Company.

Annex B

POLICY AND PROCEDURE FOR STOCKHOLDER NOMINATIONS TO THE BOARD

1.	The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders for open positions on the Board. This policy addresses the consideration of director candidates recommended by stockholders for nomination by the Board.

2.	Recommendations should be submitted to the Secretary of the Corporation in writing, along with a statement signed by the candidate acknowledging that:

a.	the candidate, if elected, will serve as a director of the Corporation and will represent all stockholders of the Corporation in accordance with applicable laws and the Corporation’s charter and Bylaws; and

b.	the candidate, if elected, will comply with the Corporation’s Code of Conduct for Directors, Corporate Governance Guidelines, and any other applicable rule, regulation, policy or standard of conduct applicable to the Board of Directors and its individual members.

In addition, each candidate must submit a fully completed and signed Questionnaire for Directors and Officers on the Corporation’s standard form and provide any additional information requested by the Corporation, including any information that would be required to be included in a proxy statement in which the candidate is named as a nominee for election as a director and information showing that the candidate meets the Board’s qualifications for nomination as a director and for service on the committees of the Board. Also, a candidate must be available for interviews with members of the Corporation’s Board as provided in the Corporation’s process for identifying and evaluating nominees for director.

3.	In addition to the information to be provided by the candidate, at the time of submitting the recommendation, the stockholder making the recommendation should submit the following information in writing:

a.	the name and address of the stockholder as they appear in the Corporation’s books and the class and number of shares of the Corporation’s stock held beneficially and of record by the stockholder; and

b.	a description of all arrangements or understandings among the stockholder and the candidate and any other persons (naming them) pursuant to which the recommendation is being made by the stockholder.

4.	A stockholder who wishes to recommend a candidate for election as a director at the next annual meeting of stockholders must submit the information described in items 2 and 3 above for receipt by the Secretary of the Corporation sufficiently in advance of the Board’s approval of nominations for the Annual Meeting to permit the Nominating and Corporate Governance Committee and the Board to complete its evaluation of the candidate, which will generally be no later than 120 days prior to the first anniversary of the Corporation’s previous annual meeting of stockholders.

5.	Candidates who are recommended by a stockholder at a time when there are no open positions on the Board and are considered qualified candidates by the Nominating and Corporate Governance Committee may be placed on the rolling list of candidates for open Board positions maintained by that Committee, generally for a period of up to 24 months from the date that the recommendation was received by the Secretary of the Corporation.

6.	Candidates recommended by stockholders will be evaluated by the Nominating and Corporate Governance Committee on the same basis as candidates identified by other means, including consideration of the qualifications for nomination to the Board most recently approved by the Board.

7.	Any director nomination submitted by a stockholder for presentation by the stockholder at an annual or special meeting of stockholders must be made in accordance with the advance notice requirements contained in Section 2.12 of the Corporation’s Bylaws.

B-1

Annex C

QUALIFICATIONS FOR NOMINATION TO THE BOARD

The Nominating and Corporate Governance Committee will consider the following factors, at a minimum, in recommending to the Board potential new Board members or the continued service of existing members:

1.	Directors should be of the highest ethical character and share the values of Sealed Air Corporation as reflected in its Code of Conduct.

2.	Directors should be highly accomplished in their respective fields, with superior credentials and recognition.

3.	In selecting Directors, the Board should seek to achieve a mix of Board members that enhances the diversity of background, skills and experience on the Board, including with respect to age, gender, international background, ethnicity and specialized experience.

4.	Each Director should have relevant expertise and experience and be able to offer advice and guidance to the chief executive officer based on that expertise and experience.

5.	In selecting Directors, the Board should generally seek active and former executives of public companies and of other complex organizations, including government, educational and other not for profit institutions, or persons with specialized expertise in a discipline that is relevant to service as a Director of Sealed Air Corporation.

6.	The majority of Directors should be independent under applicable listing standards, Board and Committee guidelines and any applicable legislation.

7.	Each Director should be “financially literate,” and some should be considered “financial experts” as described in applicable listing standards, legislation and Audit Committee or Board guidelines.

8.	Each Director should have sound business judgment, be able to work effectively with others, have sufficient time to devote to the affairs of the Company, and be free from conflicts of interest. Also, all Directors should be independent of any particular constituency and be able to represent all stockholders of the Company.

9.	Each new Director should confirm his or her willingness and ability to serve for a number of years as a Director prior to retirement from the Board.

10.	The Nominating and Corporate Governance Committee will also consider any other factors related to the ability and willingness of a new member to serve or an existing member to continue his or her service.

C-1

Annex D

SEALED AIR CORPORATION

2014 Omnibus Incentive Plan

Sealed Air Corporation, a Delaware corporation, sets forth herein the terms of its 2014 Omnibus Incentive Plan, as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, Non-Employee Directors (as defined herein), key employees, consultants and advisors, and to motivate such officers, Non-Employee Directors, key employees, consultants and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other stock-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein. Upon becoming effective, the Plan replaces, and no further awards shall be made under, the Predecessor Plans (as defined herein).

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1. “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2. “Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms of the Award as approved by the Committee.

2.3. “Annual Retainer” means an amount established by the Board from time to time, payable to a Non-Employee Director for service on the Board for the period beginning on the date of an annual meeting of stockholders of the Company at which the Non-Employee Director is elected and continuing until the next annual meeting of stockholders of the Company.

2.4. “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-based Award or cash award under the Plan.

2.5. “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

2.6. “Board” means the Board of Directors of the Company.

2.7. “Change in Control” shall have the meaning set forth in Section 16.3.2.

2.8. “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

2.9. “Committee” means the Organization and Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. For purposes of Awards to Covered Employees intended to constitute “performance-based compensation” under Section 162(m), to the extent required by Section 162(m), Committee means all of the members of the Committee who are “outside directors” within the meaning of Section 162(m). For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board.

2.10. “Company” means Sealed Air Corporation, a Delaware corporation, or any successor corporation.

2.11. “Common Stock” or “Stock” means a share of common stock of the Company, par value $0.10 per share.

2.12. “Continuing Director” means a director of the Company who is serving as such on the Effective Date and any person who is approved as a nominee or elected to the Board by a majority of the Continuing Directors who are then members of the Board, but excluding, for this purpose, any such person whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consent by or on behalf of a Person other than the Board.

2.13. “Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its Subsidiaries.

2.14. “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Section 162(m) as qualified by Section 12.4 herein.

2.15. “Effective Date” means                    , the date the Plan was approved by the Company’s stockholders.

2.16. “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.17. “Fair Market Value” of a share of Common Stock as of a particular date shall mean (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the shares of Common Stock are not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion.

2.18. “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

2.19. “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.20. “Grantee” means a person who receives or holds an Award under the Plan.

2.21. “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.22. “Interim Retainer” means an amount established by the Board from time to time payable to a Non-Employee Director for service on the Board if the Non-Employee Director is elected or appointed to the Board other than at an annual meeting of the stockholders of the Company. Unless otherwise determined by the Board, the amount of the Interim Retainer will be equal to the amount of the most recent Annual Retainer, prorated for the period of service by the Non-Employee Director through the next annual meeting of stockholders of the Company.

2.23. “Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary.

2.24. “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.25. “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.26. “Option Price” means the exercise price for each share of Stock subject to an Option.

2.27. “Other Stock-based Awards” means Awards consisting of Stock units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units.

2.28. “Outstanding Voting Securities” means the outstanding voting securities of the Company entitled to vote generally in the election of directors.

2.29. “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period established by the Committee, and includes an Annual Incentive Award.

2.30. “Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

2.31. “Plan” means this Sealed Air Corporation 2014 Omnibus Incentive Plan, as amended from time to time.

2.32. “Predecessor Plans” means the Sealed Air Corporation 2002 Stock Plan for Non-Employee Directors, the 2005 Contingent Stock Plan of Sealed Air Corporation, and the Sealed Air Corporation Performance-Based Compensation Program.

2.33. “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

2.34. “Restricted Period” shall have the meaning set forth in Section 10.1.

2.35. “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.36. “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.37. “Retainer” means either an Annual Retainer or Interim Retainer.

2.38. “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.39. “SEC” means the United States Securities and Exchange Commission.

2.40. “Section 162(m)” means Section 162(m) of the Code.

2.41. “Section 409A” means Section 409A of the Code.

2.42. “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.43. “Separation from Service” means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.44. “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.45. “Service Provider” means an employee, officer, Non-Employee Director, consultant or advisor of the Company or an Affiliate.

2.46. “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.47. “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.48. “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines.

2.49. “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.50. “Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.

3.	ADMINISTRATION OF THE PLAN

3.1.	General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated. Except as specifically provided in Section 15 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i) designate Grantees;

(ii) determine the type or types of Awards to be made to a Grantee;

(iii) determine the number of shares of Stock to be subject to an Award;

(iv) establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v) prescribe the form of each Award Agreement; and

(vi) amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including without limitation the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by the Board.

3.2.	No Repricing.

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 16. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

3.3.	Award Agreements; Clawbacks.

The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is terminated for “cause” as defined in the applicable Award Agreement.

Awards shall be subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction, (iii) any compensation recovery policies adopted by the Company to implement any such requirements or (iv) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Grantee.

3.4.	Deferral Arrangement.

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.5.	No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.6.	Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.	STOCK SUBJECT TO THE PLAN

4.1.	Authorized Number of Shares

Subject to adjustment under Section 16, the total number of shares of Common Stock authorized to be awarded under the Plan shall not exceed the sum of (A) 4,250,000 and (B) the number of shares of Common Stock available for the grant of awards as of the Effective Date under the Predecessor Plans. In addition, shares of Common Stock underlying any outstanding award granted under the Predecessor Plans that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan. As provided in Section 1, no new awards shall be granted under the Predecessor Plans following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.

4.2.	Share Counting

4.2.1.	General

Each share of Common Stock granted in connection with an Award shall be counted as one share against the limit in Section 4.1, subject to the provisions of this Section 4.2.

4.2.2.	Cash-Settled Awards

Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan.

4.2.3.	Expired or Terminated Awards

If any Award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.

4.2.4.	Payment of Option Price or Tax Withholding in Shares

If shares of Common Stock issuable upon exercise, vesting or settlement of an Award, or shares of Common Stock owned by a Grantee (which are not subject to any pledge or other security interest), are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered shares of Common Stock shall again be available for the grant of Awards under the Plan. For a share-settled SAR, only the net shares actually issued upon exercise of the SAR shall be counted against the limit in Section 4.1.

4.2.5.	Substitute Awards

In the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

4.3.	Award Limits

4.3.1.	Incentive Stock Options.

Subject to adjustment under Section 16, 4,250,000 shares of Common Stock available for issuance under the Plan shall be available for issuance under Incentive Stock Options.

4.3.2.	Individual Award Limits for Section 162(m)—Share-Based Awards.

Subject to adjustment under Section 16, the maximum number of each type of Award (other than cash-based Performance Awards) intended to constitute “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following number of shares of Common Stock: (i) Options and SARs: 1 million shares; and (ii) all share-based Performance Awards (including Restricted Stock, Restricted Stock Units and Other Stock-based Awards that are Performance Awards): 1 million shares.

4.3.3.	Individual Award Limits for Section 162(m)—Cash-Based Awards.

The maximum amount of cash-based Performance Awards intended to constitute “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following: (i) Annual Incentive Award: $10 million; and (ii) all other cash-based Performance Awards: $10 million.

4.3.4.	Limits on Awards to Non-Employee Directors.

No more than $500,000 may be granted in share-based Awards under the Plan during any one year to a Grantee who is a Non-Employee Director (based on the Fair Market Value of the shares of Common Stock underlying the Award as of the applicable Grant Date in the case of Restricted Stock, Restricted Stock Units or Other Stock-based Awards, and based on the applicable grant date fair value for accounting purposes in the case of Options or SARs); provided, however, that share-based Awards made to a Grantee who is a Non-Employee Director at such Grantee’s election in lieu of all or a portion of his or her Retainer for service on the Board and any Board committee shall not be counted towards the limit under this Section 4.3.4.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.	Term.

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Company’s stockholders. The Plan shall terminate automatically on the ten (10) year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2.	Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. Notwithstanding the foregoing, any amendment to Section 3.2 shall be contingent upon the approval of the Company’s stockholders. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.	Service Providers.

Subject to this Section 6.1, Awards may be made to any Service Provider, including any Service Provider who is an officer, Non-Employee Director, consultant or advisor of the Company or of any Affiliate, as the Board shall determine and designate from time to time in its discretion.

6.2.	Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.	Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.2, the Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.	Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2.	Vesting.

Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.

8.3.	Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4.	Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

8.5.	Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6.	Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 16 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7.	Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.8.	Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.	Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a share of Stock on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR to the extent required by Section 409A.

9.2.	Other Terms.

The Board shall determine at the Grant Date the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3.	Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

9.4.	Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:

(i)	the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

(ii)	the number of shares of Stock with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1.	Restrictions.

At the time of grant, the Board may, in its sole discretion, establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units in accordance with Section 12.1 and 12.2. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

10.2.	Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3.	Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement and subject to Section 18.12, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

10.4.	Rights of Holders of Restricted Stock Units.

10.4.1.	Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

10.4.2.	Voting and Dividend Rights.

Unless otherwise stated in the applicable Award Agreement and subject to Section 18.12, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

10.4.3.	Creditor’s Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5.	Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for past Services rendered.

10.6.	Delivery of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1.	General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2.	Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.

11.3.	Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 18.3.

11.4.	Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

12.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1.	Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

12.2.	Performance Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as having the potential to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 12.2. Notwithstanding anything herein to the contrary, the Committee in its discretion may provide for Performance Awards to Covered Employees that are not intended to qualify as “performance-based compensation” for purposes of Section 162(m).

12.2.1.	Performance Goals Generally.

The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 12.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may, in the discretion of the Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices). To the extent consistent with the requirements of Section 162(m), the Committee may determine at the time that goals under this Section 12 are established, the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

12.2.2.	Business Criteria.

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (i) cash flow; (ii) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (iii) earnings measures (including EBIT and EBITDA)); (iv) return on equity; (v) total stockholder return; (vi) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (vii) return on capital; (viii) revenue; (ix) income; (x) profit margin; (xi) return on operating revenue; (xii) brand recognition/acceptance; (xiii) customer metrics (including customer satisfaction, customer retention, customer profitability, or customer contract terms); (xiv) productivity; (xv) expense targets; (xvi) market share; (xvii) cost control measures; (xviii) balance sheet metrics; (xix) strategic initiatives; (xx) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xxi) return on assets; (xxii) growth in net sales; (xxiii) the ratio of net sales to net working capital; (xxiv) stockholder value added (net operating profit after tax (NOPAT), excluding non-recurring items, less the Company’s cost of capital); (xxv) improvement in management of working capital items (inventory, accounts receivable or accounts payable); (xxvi) sales from newly-introduced products; (xxvii) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations, or other transactions; (xxviii) product quality, safety, productivity, yield or reliability (on time and complete orders); (xxix) funds from operations; (xxx) regulatory body approval for commercialization of a product; (xxxi) debt levels or reduction or debt ratios; (xxxii) economic value; (xxxiii) operating efficiency; (xxxiv) research and development achievements; or (xxxv) any combination of the forgoing business criteria; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income, operating income, etc.).

12.2.3.	Timing for Establishing Performance Goals.

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m).

12.2.4.	Settlement of Performance Awards; Other Terms.

Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards.

12.3.	Written Determinations.

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify under Section 162(m) to the extent required by Section 162(m). To the extent permitted by Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards.

12.4.	Status of Section 12.2 Awards under Section 162(m).

It is the intent of the Company that Performance Awards under Section 12.2 hereof granted to persons who are designated by the Committee as having the potential to be Covered Employees within the meaning of Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Section 162(m) and regulations thereunder. Accordingly, the terms of Section 12.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as having the potential to be a Covered Employee with respect to that fiscal year or any subsequent fiscal year. If any provision of the Plan or any agreement relating to such

Performance Awards does not comply or is inconsistent with the requirements of Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

13.	OTHER STOCK-BASED AWARDS

13.1.	Grant of Other Stock-based Awards.

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company. Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of such Awards. Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

13.2.	Terms of Other Stock-based Awards.

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

14.	NON-EMPLOYEE DIRECTOR RETAINERS

14.1.	Retainers

14.1.1.	Annual Retainers

Upon the adjournment of each annual meeting of the stockholders of the Company, each Non-Employee Director who has been elected a director of the Company at such meeting shall be entitled to receive an Annual Retainer in an amount established prior to such annual meeting by the Board. The amount of the Annual Retainer may be expressed in cash, shares of Common Stock or a combination thereof, as more fully described in Section 14.2.1.

14.1.2.	Interim Retainers

If any Non-Employee Director is elected or appointed a director other than at an annual meeting of the stockholders of the Company, then on the date of such Non-Employee Director’s election or appointment such Non-Employee Director shall be entitled to an Interim Retainer. The amount of the Interim Retainer may be expressed in cash, shares of Common Stock or a combination thereof, as more fully described in Section 14.2.1.

14.2.	Form and Payment of Retainers

14.2.1.	Form of Retainers

The Board may establish the amount of any Retainer either as an amount of cash, a number of shares of Common Stock or a combination of an amount of cash and a number of shares of Common Stock. Regardless of how expressed, the Board shall also determine the portion of the Retainer to be payable in cash and the portion to be payable by an Award, subject to the following additional rules:

(i) For any portion of the Retainer expressed as cash and payable by delivery of a share-based Award, the number of shares of Common Stock underlying the Award will be determined in accordance with Section 14.2.3;

(ii) For any portion of the Retainer expressed as a number of shares of Common Stock and payable in cash, the amount of cash payable will be determined in accordance with Section 14.2.4;

(iii) The Board may permit Non-Employee Directors to elect between forms of payment in accordance with such rules as the Board may establish from time to time; and

(iv) Notwithstanding any provision herein to the contrary (including any Non-Employee Director election), at least 50% of the Retainer shall be payable as a share-based Award.

14.2.2.	Cash Awards

For any portion of the Annual Retainer payable as cash, unless the Board determines otherwise, payment shall be made in a single payment as promptly as practicable after the end of the calendar quarter in which the annual meeting of the stockholders of the Company occurs. For any portion of an Interim Retainer payable in cash, unless the Board determines otherwise, payment shall be made in a single payment as promptly as practicable after the end of the calendar quarter in which the Non-Employee Director is elected or appointed, provided that if such Non-Employee Director is elected between April 1 and the next annual meeting of stockholders of the Company, then such portion of the Interim Retainer shall be paid as promptly as practicable after the Non-Employee Director is elected.

14.2.3.	Share-Based Awards Based on Cash Amount

For any portion of the Annual Retainer expressed as an amount of cash and payable as a share-based Award (either as required by the Board or as elected by a Non-Employee Director, if permitted), the number of shares of Common Stock with respect to such Award shall be calculated by dividing the amount of such portion of the Annual Retainer by the Fair Market Value of the Common Stock on the applicable annual meeting date. Similarly, for any portion of an Interim Retainer expressed as an amount of cash and payable as an Award, the number of shares of Common Stock with respect to such Award shall be calculated using the Fair Market Value on the date of election or appointment of the Non-Employee Director. If the calculation of the portion of a Retainer payable as a share-based Award would result in a fractional share of Common Stock being issued, then the number of shares to be so paid shall be rounded up to the nearest whole share.

14.2.4.	Cash Payments Based on Stock Amount

For any portion of the Annual Retainer expressed as a number of shares of Common Stock and payable in cash (either as required by the Board or as elected by a Non-Employee Director, if permitted), the amount of cash shall be calculated by multiplying the number of shares of Common Stock by the Fair Market Value on the applicable annual meeting date. Similarly, for any portion of an Interim Retainer expressed as a number of shares of Common Stock and payable as cash, the amount of cash shall be calculated using the Fair Market Value on the date of election or appointment of the Non-Employee Director who will receive the Interim Retainer.

14.2.5.	Share-Based Awards

For any portion of the Retainer payable as a share-based Award, the Award shall be granted to each applicable Non-Employee Director as promptly as practicable after the Non-Employee Director becomes entitled to receive it. The Board shall establish the terms of the Award, including the extent to which any vesting conditions will apply.

14.2.6.	Deferrals of Retainers

Payment of all or part of a Retainer may be deferred under the Sealed Air Corporation Deferred Compensation Plan for Directors or any other applicable plan or arrangement providing for the deferred payment of retainers that may be in effect from time to time. Shares of Common Stock which a Non-Employee Director becomes entitled to receive under this Plan and for which payment is deferred under any such deferral arrangement shall be deemed to be issued under this Plan when issued.

15.	REQUIREMENTS OF LAW

15.1.	General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

15.2.	Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

16.	EFFECT OF CHANGES IN CAPITALIZATION

16.1.	Changes in Stock.

If (i) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants of Awards may be made under the Plan (including the per-Grantee maximums set forth in Section 4) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

16.2.	Effect of Certain Transactions.

Except as otherwise provided in an Award Agreement and subject to the provisions of Section 16.3, in the event of a Corporate Transaction, the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Corporate Transaction in respect of a share of Common stock; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Corporate Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 16.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Company’s stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Committee, (i) the holders of affected Options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the Option Price or SAR Exercise Price, as applicable. For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore. The treatment of any Award as provided in this Section 16.2 shall be conclusively presumed to be appropriate for purposes of Section 16.1.

16.3.	Change in Control

16.3.1.	Consequences of a Change in Control

For Awards granted to Non-Employee Directors, upon a Change in Control all outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to outstanding Awards shall lapse and become vested and non-forfeitable, and any specified performance goals with respect to outstanding Awards shall be deemed to be satisfied at target.

For Awards granted to any other Service Providers, either of the following provisions shall apply, depending on whether, and the extent to which, Awards are assumed, converted or replaced by the resulting entity in a Change in Control:

(i)	To the extent such Awards are not assumed, converted or replaced by the resulting entity in the Change in Control, then upon the Change in Control such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Change in Control based upon the greater of: (A) an assumed achievement of all relevant performance goals at the “target” level, or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the Change in Control.

(ii)	To the extent such Awards are assumed, converted or replaced by the resulting entity in the Change in Control, if, within two years after the date of the Change in Control, the Service Provider has a Separation from Service either (1) by the Company other than for “cause” or (2) by the Service Provider for “good reason” (each as defined in the applicable Award Agreement), then such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Separation from Service based upon the greater of: (A) an assumed achievement of all relevant performance goals at the “target” level, or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the Separation from Service.

16.3.2.	Change in Control Defined

Except as may otherwise be defined in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following events:

(a) Any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of Outstanding Voting Securities; provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iv) any acquisition pursuant to a Corporate Transaction that complies with subsections (c)(i), (c)(ii) and (c)(iii) of this definition;

(b) Continuing Directors cease for any reason to constitute at least a majority of the Board;

(c) Consummation of a Corporate Transaction unless, following such Corporate Transaction, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 50% of the then-outstanding combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Corporate Transaction (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership of the Outstanding Voting Securities immediately prior to such Corporate Transaction, (ii) no Person (excluding any corporation resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 30% or more of the combined voting power of the then-outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Corporate Transaction, and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Corporate Transaction were Continuing Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Corporate Transaction; or

(d) The stockholders of the Company give approval of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

16.4.	Adjustments

Adjustments under this Section 16 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

17.	NO LIMITATIONS ON COMPANY

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

18.	TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

18.1.	Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2.	Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

18.3.	Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, or the Company may require such obligations to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

18.4.	Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

18.5.	Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion. In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement govern.

18.6.	Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

18.7.	Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.8.	Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law, and applicable Federal law.

18.9.	Section 409A.

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee will have any liability to any Grantee for such tax or penalty.

18.10.	Separation from Service.

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

18.11.	Transferability of Awards.

18.11.1.	Transfers in General.

Except as provided in Section 18.11.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

18.11.2.	Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 18.11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 18.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 18.11.2 or by will or the laws of descent and distribution.

18.12.	Dividends and Dividend Equivalent Rights.

If specified in the Award Agreement, the recipient of an Award under this Plan may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to stockholders, as determined in the sole discretion of the Committee. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award which is subject to the achievement of performance criteria be payable before the Award has become earned and payable.

The Plan was adopted by the Board of Directors on February 18, 2014 and was approved by the stockholders of the Company on                                     .

DIRECTIONS TO THE ANNUAL MEETING OF STOCKHOLDERS

Hilton Woodcliff Lake

200 Tice Boulevard

Woodcliff Lake, New Jersey 07677

(201) 391-3600

Traveling North:

Follow Garden State Parkway North (toll road) to Exit 171. Left at traffic light off ramp onto Glen Rd. At traffic light turn right onto Chestnut Ridge Rd. At second traffic light make left onto Tice Blvd. Hotel is 1/2 mile down on the left.

Traveling South:

From I87/I287 (New York State Thruway), follow Garden State Parkway Extension South to Schoolhouse Rd Exit in NY (no exit number—last exit in New York). Turn left onto Schoolhouse Rd. Turn right at traffic light onto Summit Ave. Follow to Chestnut Ridge Rd and make a left. At the 4th traffic light make a right onto Tice Blvd. Hotel is 1/2 mile down on the left.

From the Airports:

John F. Kennedy International Airport:

Van Wyck Expwy to GC Parkway to Tri-Boro Bridge to Maj. Deegan Expwy to 95/GW Bridge. Rte 80W to Saddle Brook/Garden State Pkwy North to exit 171. Left at light, next light right onto Chestnut Ridge, 2nd light left Tice Blvd.

La Guardia Airport:

GC Parkway to Tri-Boro Bridge to Maj. Deegan Expwy to 95 GW Bridge. RT 80 W to Saddle Brook/Garden State Parkway exit. Garden State Parkway N. to exit 171. Left at light next light, right onto Chestnut Ridge, 2nd light left on Tice Blvd.

Newark International Airport:

Take 78 West out of airport to Garden State Parkway North. Follow GSP to Exit 171. Make a left off exit ramp. Continue to next light and turn right onto Chestnut Ridge Rd. Continue to second traffic light and make a left onto Tice Blvd.

002CSN397A

+

Vote by Internet
• Go to www.investorvote.com/SEE
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

Sealed Air Corporation Stockholder Meeting to be Held on May 22, 2014

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Annual Report and other proxy materials are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.investorvote.com/SEE.
Step 2: Click on the icon on the right to view current meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before 10 days before the meeting to facilitate timely delivery.

¢	+

01TKVC

Dear Sealed Air Corporation Stockholder:

The 2014 Annual Meeting of Stockholders of Sealed Air Corporation (the “Company”) will be held at the Hilton Woodcliff Lake, 200 Tice Boulevard, Woodcliff Lake, New Jersey 07677, on Thursday, May 22, 2014 at 10:00 a.m. (Eastern time).

Proposals to be considered at the Annual Meeting:

1.	Election of Hank Brown as a Director.

2.	Election of Michael Chu as a Director.

3.	Election of Lawrence R. Codey as a Director.

4.	Election of Patrick Duff as a Director.

5.	Election of Jacqueline B. Kosecoff as a Director.

6.	Election of Kenneth P. Manning as a Director.

7.	Election of William J. Marino as a Director.

8.	Election of Jerome A. Peribere as a Director.

9.	Election of Richard L. Wambold as a Director.

10.	Election of Jerry R. Whitaker as a Director.

11.	Approval of the 2014 Omnibus Incentive Plan.

12.	Advisory vote to approve our executive compensation as disclosed in the proxy statement.

13.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2014.

Management recommends a vote “FOR” Proposals 1 through 13.

The Board of Directors has fixed the close of business on March 24, 2014 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, http://proxyreport.sealedair.com

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.
If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

g	Internet – Go to www.investorvote.com/SEE. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

g	Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

g

Email – Send email to investorvote@computershare.com with “Proxy Materials Sealed Air Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by 10 days before the meeting.

01TKVC

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 P.M., Eastern Time, on May 21, 2014.

Vote by Internet • Go to www.investorvote.com/SEE • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	The Board of Directors recommends a vote for Proposals 1 through 13. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 13. Please date and sign and return this proxy promptly.

+
PROPOSALS FOR THE SEALED AIR CORPORATION 2014 ANNUAL MEETING OF STOCKHOLDERS

			For	Against	Abstain				For	Against	Abstain				For	Against	Abstain

01	-	Election of Hank Brown as a Director.	☐	☐	☐	02	-	Election of Michael Chu as a Director.	☐	☐	☐	03	-	Election of Lawrence R. Codey as a Director.	☐	☐	☐

04	-	Election of Patrick Duff as a Director.	☐	☐	☐	05	-	Election of Jacqueline B. Kosecoff as a Director.	☐	☐	☐	06	-	Election of Kenneth P. Manning as a Director.	☐	☐	☐

07	-	Election of William J. Marino as a Director.	☐	☐	☐	08	-	Election of Jerome A. Peribere as a Director.	☐	☐	☐	09	-	Election of Richard L. Wambold as a Director.	☐	☐	☐

10	-	Election of Jerry R. Whitaker as a Director.	☐	☐	☐	11	-	Approval of the 2014 Omnibus Incentive Plan.	☐	☐	☐	12	-	Advisory vote to approve our executive compensation.	☐	☐	☐
13	-	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2014.	☐	☐	☐
In accordance with the Proxy Committee’s discretion, upon such other matters as may properly come before the meeting.

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

¢	1 U P X	+

01TKRC

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 22, 2014

Please note that the Company’s Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2013 Annual Report are available at http://proxyreport.sealedair.com.

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

PROXY/VOTING INSTRUCTION CARD — SEALED AIR CORPORATION	+

2014 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The signer hereby appoints Jerome A. Peribere, Carol P. Lowe and Norman D. Finch Jr., or a majority of them as shall act (or if only one shall act, then that one) (the “Proxy Committee”), proxies with power of substitution to act and vote at the 2014 Annual Meeting of Stockholders of Sealed Air Corporation (the “2014 Annual Meeting”) to be held at 10:00 a.m., Eastern Time, on May 22, 2014 at the Hilton Woodcliff Lake, 200 Tice Boulevard, Woodcliff Lake, New Jersey 07677 and at any adjournments thereof. The Proxy Committee is directed to vote as indicated on the reverse side and in their discretion upon any other matters that may properly come before the 2014 Annual Meeting.

If the signer is a participant in Sealed Air Corporation’s Profit-Sharing Plan or its 401(k) Thrift Plan and has stock of Sealed Air Corporation allocated to his or her account, the signer instructs the trustee of such plan to vote such shares of stock, in person or by proxy, in accordance with the instructions on the reverse side at the 2014 Annual Meeting and any adjournments thereof and in its discretion upon any other matters that may properly come before the 2014 Annual Meeting. The terms of each plan provide that shares for which no voting instructions are received will be voted in the same proportion as shares are voted for participants who provide voting instructions. The plan trustee will vote the allocated shares in each plan as directed by each participant who provides voting instructions to it before 11:59 p.m. (Eastern Time) on May 19, 2014.

The signer hereby revokes all proxies previously given by the signer to vote at the 2014 Annual Meeting and any adjournments and acknowledges receipt of Sealed Air Corporation’s Proxy Statement for the 2014 Annual Meeting.

The Board of Directors recommends a vote for Proposals 1 through 13. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 13. Please date and sign and return this proxy promptly.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE.

(Continued and to be marked, dated and signed, below)

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign EXACTLY as name appears above. When signing on behalf of a corporation, estate, trust or other stockholder, please give its full name and state your full title or capacity or otherwise indicate that you are authorized to sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

¢	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	The Board of Directors recommends a vote for Proposals 1 through 13. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 13. Please date and sign and return this proxy promptly.	+

PROPOSALS FOR THE SEALED AIR CORPORATION 2014 ANNUAL MEETING OF STOCKHOLDERS

		For	Against	Abstain			For	Against	Abstain			For	Against	Abstain

01 -	Election of Hank Brown as a Director.	☐	☐	☐	02 -	Election of Michael Chu as a Director.	☐	☐	☐	03 -	Election of Lawrence R. Codey as a Director.	☐	☐	☐

04 -	Election of Patrick Duff as a Director.	☐	☐	☐	05 -	Election of Jacqueline B. Kosecoff as a Director.	☐	☐	☐	06 -	Election of Kenneth P. Manning as a Director.	☐	☐	☐

07 -	Election of William J. Marino as a Director.	☐	☐	☐	08 -	Election of Jerome A. Peribere as a Director.	☐	☐	☐	09 -	Election of Richard L. Wambold as a Director.	☐	☐	☐

10 -	Election of Jerry R. Whitaker as a Director.	☐	☐	☐	11 -	Approval of the 2014 Omnibus Incentive Plan.	☐	☐	☐	12 -	Advisory vote to approve our executive compensation.	☐	☐	☐

13 -	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2014.	☐	☐	☐
In accordance with the Proxy Committee’s discretion, upon such other matters as may properly come before the meeting.

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

¢	1 U P X	+
01TKTC

Please note that Internet and telephone voting is not available to stockholders who have not exchanged their W. R. Grace & Co. (“Old Grace”) shares issued prior to March 31, 1998 (Cusip #383911 10 4) for shares of Sealed Air Corporation.

You may vote those shares using the attached proxy card. To vote please mark, date and sign your proxy card and return it in the enclosed postage-paid envelope.

For information regarding the exchange of Old Grace shares, please contact our Stock Transfer Agent, Computershare. Their contact information is located on the inside back cover of the enclosed Sealed Air Corporation 2013 Annual Report to Stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 22, 2014

Please note that the Company’s Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2013 Annual Report are available at http://proxyreport.sealedair.com.

▼   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

PROXY/VOTING INSTRUCTION CARD — SEALED AIR CORPORATION	+

2014 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The signer hereby appoints Jerome A. Peribere, Carol P. Lowe and Norman D. Finch Jr., or a majority of them as shall act (or if only one shall act, then that one) (the “Proxy Committee”), proxies with power of substitution to act and vote at the 2014 Annual Meeting of Stockholders of Sealed Air Corporation (the “2014 Annual Meeting”) to be held at 10:00 a.m., Eastern Time, on May 22, 2014 at the Hilton Woodcliff Lake, 200 Tice Boulevard, Woodcliff Lake, New Jersey 07677 and at any adjournments thereof. The Proxy Committee is directed to vote as indicated on the reverse side and in their discretion upon any other matters that may properly come before the 2014 Annual Meeting.

If the signer is a participant in Sealed Air Corporation’s Profit-Sharing Plan or its 401(k) Thrift Plan and has stock of Sealed Air Corporation allocated to his or her account, the signer instructs the trustee of such plan to vote such shares of stock, in person or by proxy, in accordance with the instructions on the reverse side at the 2014 Annual Meeting and any adjournments thereof and in its discretion upon any other matters that may properly come before the 2014 Annual Meeting. The terms of each plan provide that shares for which no voting instructions are received will be voted in the same proportion as shares are voted for participants who provide voting instructions. The plan trustee will vote the allocated shares in each plan as directed by each participant who provides voting instructions to it before 11:59 p.m. (Eastern Time) on May 19, 2014.

The signer hereby revokes all proxies previously given by the signer to vote at the 2014 Annual Meeting and any adjournments and acknowledges receipt of Sealed Air Corporation’s Proxy Statement for the 2014 Annual Meeting.

The Board of Directors recommends a vote for Proposals 1 through 13. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 13. Please date and sign and return this proxy promptly.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE.

(Continued and to be marked, dated and signed, below)

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign EXACTLY as name appears above. When signing on behalf of a corporation, estate, trust or other stockholder, please give its full name and state your full title or capacity or otherwise indicate that you are authorized to sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¢	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 P.M., Eastern Time, on May 21, 2014.
Vote by Internet
• Go to www.investorvote.com/SEE
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	The Board of Directors recommends a vote for Proposals 1 through 13. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 13. Please date and sign and return this proxy promptly.	+

PROPOSALS FOR THE SEALED AIR CORPORATION 2014 ANNUAL MEETING OF STOCKHOLDERS

		For	Against	Abstain			For	Against	Abstain			For	Against	Abstain
01 -	Election of Hank Brown as a Director.	☐	☐	☐	02 -	Election of Michael Chu as a Director.	☐	☐	☐	03 -	Election of Lawrence R. Codey as a Director.	☐	☐	☐

04 -	Election of Patrick Duff as a Director.	☐	☐	☐	05 -	Election of Jacqueline B. Kosecoff as a Director.	☐	☐	☐	06 -	Election of Kenneth P. Manning as a Director.	☐	☐	☐

07 -	Election of William J. Marino as a Director.	☐	☐	☐	08 -	Election of Jerome A. Peribere as a Director.	☐	☐	☐	09 -	Election of Richard L. Wambold as a Director.	☐	☐	☐

10 -	Election of Jerry R. Whitaker as a Director.	☐	☐	☐	11 -	Approval of the 2014 Omnibus Incentive Plan.	☐	☐	☐	12 -	Advisory vote to approve our executive compensation.	☐	☐	☐

13 -	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2014.	☐	☐	☐
In accordance with the Proxy Committee’s discretion, upon such other matters as may properly come before the meeting.

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance	☐
Mark the box to the right if you plan to attend the Annual Meeting.

¢	1 U P X	+
01TKUC

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 22, 2014

Please note that the Company’s Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2013 Annual Report are available at http://proxyreport.sealedair.com.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PROXY/VOTING INSTRUCTION CARD — SEALED AIR CORPORATION	+

2014 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The signer hereby appoints Jerome A. Peribere, Carol P. Lowe and Norman D. Finch Jr., or a majority of them as shall act (or if only one shall act, then that one) (the “Proxy Committee”), proxies with power of substitution to act and vote at the 2014 Annual Meeting of Stockholders of Sealed Air Corporation (the “2014 Annual Meeting”) to be held at 10:00 a.m., Eastern Time, on May 22, 2014 at the Hilton Woodcliff Lake, 200 Tice Boulevard, Woodcliff Lake, New Jersey 07677 and at any adjournments thereof. The Proxy Committee is directed to vote as indicated on the reverse side and in their discretion upon any other matters that may properly come before the 2014 Annual Meeting.

If the signer is a participant in Sealed Air Corporation’s Profit-Sharing Plan or its 401(k) Thrift Plan and has stock of Sealed Air Corporation allocated to his or her account, the signer instructs the trustee of such plan to vote such shares of stock, in person or by proxy, in accordance with the instructions on the reverse side at the 2014 Annual Meeting and any adjournments thereof and in its discretion upon any other matters that may properly come before the 2014 Annual Meeting. The terms of each plan provide that shares for which no voting instructions are received will be voted in the same proportion as shares are voted for participants who provide voting instructions. The plan trustee will vote the allocated shares in each plan as directed by each participant who provides voting instructions to it before 11:59 p.m. (Eastern Time) on May 19, 2014.

The signer hereby revokes all proxies previously given by the signer to vote at the 2014 Annual Meeting and any adjournments and acknowledges receipt of Sealed Air Corporation’s Proxy Statement for the 2014 Annual Meeting.

The Board of Directors recommends a vote for Proposals 1 through 13. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 13. Please date and sign and return this proxy promptly.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE.

(Continued and to be marked, dated and signed, below)

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign EXACTLY as name appears above. When signing on behalf of a corporation, estate, trust or other stockholder, please give its full name and state your full title or capacity or otherwise indicate that you are authorized to sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¢	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	The Board of Directors recommends a vote for Proposals 1 through 13. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 13. Please date and sign and return this proxy promptly.	+

PROPOSALS FOR THE SEALED AIR CORPORATION 2014 ANNUAL MEETING OF STOCKHOLDERS

		For	Against	Abstain			For	Against	Abstain			For	Against	Abstain

01 -	Election of Hank Brown as a Director.	☐	☐	☐	02 -	Election of Michael Chu as a Director.	☐	☐	☐	03 -	Election of Lawrence R. Codey as a Director.	☐	☐	☐

04 -	Election of Patrick Duff as a Director.	☐	☐	☐	05 -	Election of Jacqueline B. Kosecoff as a Director.	☐	☐	☐	06 -	Election of Kenneth P. Manning as a Director.	☐	☐	☐

07 -	Election of William J. Marino as a Director.	☐	☐	☐	08 -	Election of Jerome A. Peribere as a Director.	☐	☐	☐	09 -	Election of Richard L. Wambold as a Director.	☐	☐	☐

10 -	Election of Jerry R. Whitaker as a Director.	☐	☐	☐	11 -	Approval of the 2014 Omnibus Incentive Plan.	☐	☐	☐	12 -	Advisory vote to approve our executive compensation.	☐	☐	☐

13 -	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2014.	☐	☐	☐
In accordance with the Proxy Committee’s discretion, upon such other matters as may properly come before the meeting.

¢	1 U P X	+
01TKSC

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 22, 2014

Please note that the Company’s Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2013 Annual Report are available at http://proxyreport.sealedair.com.

▼   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

PROXY/VOTING INSTRUCTION CARD — SEALED AIR CORPORATION	+

2014 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The signer hereby appoints Jerome A. Peribere, Carol P. Lowe and Norman D. Finch Jr., or a majority of them as shall act (or if only one shall act, then that one) (the “Proxy Committee”), proxies with power of substitution to act and vote at the 2014 Annual Meeting of Stockholders of Sealed Air Corporation (the “2014 Annual Meeting”) to be held at 10:00 a.m., Eastern Time, on May 22, 2014 at the Hilton Woodcliff Lake, 200 Tice Boulevard, Woodcliff Lake, New Jersey 07677 and at any adjournments thereof. The Proxy Committee is directed to vote as indicated on the reverse side and in their discretion upon any other matters that may properly come before the 2014 Annual Meeting.

If the signer is a participant in Sealed Air Corporation’s Profit-Sharing Plan or its 401(k) Thrift Plan and has stock of Sealed Air Corporation allocated to his or her account, the signer instructs the trustee of such plan to vote such shares of stock, in person or by proxy, in accordance with the instructions on the reverse side at the 2014 Annual Meeting and any adjournments thereof and in its discretion upon any other matters that may properly come before the 2014 Annual Meeting. The terms of each plan provide that shares for which no voting instructions are received will be voted in the same proportion as shares are voted for participants who provide voting instructions. The plan trustee will vote the allocated shares in each plan as directed by each participant who provides voting instructions to it before 11:59 p.m. (Eastern Time) on May 19, 2014.

The signer hereby revokes all proxies previously given by the signer to vote at the 2014 Annual Meeting and any adjournments and acknowledges receipt of Sealed Air Corporation’s Proxy Statement for the 2014 Annual Meeting.

The Board of Directors recommends a vote for Proposals 1 through 13. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 13. Please date and sign and return this proxy promptly.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE.

(Continued and to be marked, dated and signed, below)

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign EXACTLY as name appears above. When signing on behalf of a corporation, estate, trust or other stockholder, please give its full name and state your full title or capacity or otherwise indicate that you are authorized to sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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¢	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - B ON BOTH SIDES OF THIS CARD.	+